FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-207361-01

The Information contained herein (the “Information”) is preliminary and subject to change.  The information will be superseded by similar information delivered to you as part of the offering document relating to the Commercial Mortgage Pass-Through Certificates, Series CSAIL 2016-C5 (the “Offering Document”).  The Information supersedes any such information previously delivered.  The Information should be reviewed only in conjunction with the entire Offering Document. All of the Information is subject to the same limitations and qualifications contained in the Offering Document.  The Information does not contain all relevant information relating to the underlying mortgage loans or mortgaged properties. Such information is described elsewhere in the Offering Document.  The Information contained herein will be more fully described elsewhere in the Offering Document.  The Information should not be viewed as projections, forecasts, predictions or opinions with respect to value.  Prior to making any investment decision, prospective investors are strongly urged to read the Offering Document its entirety. The privately offered securities described in the Offering Document as to which the Information relates have not been and will not be registered under the United States Securities Act of 1933, as amended. This material should be not construed as an effort to sell or the solicitation of any offer to buy any security in any jurisdiction where such offer of solicitation would be illegal.

For investor in publicly offered securities as to which the Information relates: The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207361) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.

The information in this file (the “File”) is an electronic copy of the information set forth in the Appendix titled “Statistical Characteristics of the Mortgage Loans” to the prospectus.  This File does not contain all information that is required to be included in the prospectus.  This File should be reviewed only in conjunction with the entire prospectus.  Prospective investors are advised to read carefully, and should rely on, the prospectus relating to the Certificates referred to herein in making their investment decision.

The information in this File may be amended and/or supplemented prior to the time of sale.  The information in this File supersedes any contrary information contained in any prior File relating to the subject securities and will be superseded by any contrary information contained in any subsequent File prior to the time of sale.

Methodologies used in deriving certain information contained in this File are more fully described elsewhere in the free prospectus.  The information in this File should not be viewed as projections, forecasts, predictions or opinions with respect to value.

Any legends, disclaimers or other notices that may appear at the bottom of, or attached to, the email communication to which this material may have been attached are not applicable to these materials and should be disregarded.  Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.

Annex A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

Loan ID	Footnotes	Property Flag	Property Name	% of Initial Pool Balance	Mortgage Loan Originator	Mortgage Loan Seller(1)	Original Balance(2)	Cut-off Date Balance(2)(3)	Maturity/ARD Balance(2)	Cut-off Date Balance per SF/ Units/Rooms/Pads(2)	Loan Purpose	Sponsor(4)	Non-Recourse Carveout Guarantor(4)
1		Loan	GLP Industrial Portfolio A	9.3%	Column Financial, Inc.	Column Financial, Inc.	$87,100,000	$87,100,000	$87,100,000	$24	Acquisition	Western A Midwest, LLC,Western A South, LLC,Western A West, LLC,Western A East, LLC,Western B Southeast, LLC,Western B Northwest, LLC,Western B South, LLC,Western B West, LLC,Western B East, LLC,Western C REIT, LLC,Western C NR, LLC	Western A Midwest, LLC,Western A South, LLC,Western A West, LLC,Western A East, LLC,Western B Southeast, LLC,Western B Northwest, LLC,Western B South, LLC,Western B West, LLC,Western B East, LLC,Western C REIT, LLC,Western C NR, LLC
1.001		Property	Inland Empire Indian Ave DC	0.6%	Column Financial, Inc.	Column Financial, Inc.	$5,193,356	$5,193,356	$5,193,356	$24
1.002		Property	Centerpointe 4	0.5%	Column Financial, Inc.	Column Financial, Inc.	$4,499,454	$4,499,454	$4,499,454	$24
1.003		Property	Hofer Ranch IC Bldg 1	0.3%	Column Financial, Inc.	Column Financial, Inc.	$2,557,401	$2,557,401	$2,557,401	$24
1.004		Property	Denver DC	0.2%	Column Financial, Inc.	Column Financial, Inc.	$2,247,545	$2,247,545	$2,247,545	$24
1.005		Property	Freeport DC Bldg 4	0.2%	Column Financial, Inc.	Column Financial, Inc.	$2,243,181	$2,243,181	$2,243,181	$24
1.006		Property	Ontario Mills DC	0.2%	Column Financial, Inc.	Column Financial, Inc.	$2,116,620	$2,116,620	$2,116,620	$24
1.007		Property	Hagerstown Distribution Center	0.2%	Column Financial, Inc.	Column Financial, Inc.	$2,007,516	$2,007,516	$2,007,516	$24
1.008		Property	Beckwith Farms DC	0.2%	Column Financial, Inc.	Column Financial, Inc.	$1,963,874	$1,963,874	$1,963,874	$24
1.009		Property	Crossroads DC I	0.2%	Column Financial, Inc.	Column Financial, Inc.	$1,915,868	$1,915,868	$1,915,868	$24
1.010		Property	Centerpointe 6	0.2%	Column Financial, Inc.	Column Financial, Inc.	$1,889,683	$1,889,683	$1,889,683	$24
1.011		Property	I-95 DC	0.2%	Column Financial, Inc.	Column Financial, Inc.	$1,763,123	$1,763,123	$1,763,123	$24
1.012		Property	Chino Spec Forward	0.2%	Column Financial, Inc.	Column Financial, Inc.	$1,728,209	$1,728,209	$1,728,209	$24
1.013		Property	Bedford Park II	0.2%	Column Financial, Inc.	Column Financial, Inc.	$1,680,203	$1,680,203	$1,680,203	$24
1.014		Property	Landover DC	0.2%	Column Financial, Inc.	Column Financial, Inc.	$1,461,995	$1,461,995	$1,461,995	$24
1.015		Property	North Plainfield 8	0.1%	Column Financial, Inc.	Column Financial, Inc.	$1,278,700	$1,278,700	$1,278,700	$24
1.016		Property	Sterling DC	0.1%	Column Financial, Inc.	Column Financial, Inc.	$1,256,879	$1,256,879	$1,256,879	$24
1.017		Property	Clifton DC	0.1%	Column Financial, Inc.	Column Financial, Inc.	$1,213,238	$1,213,238	$1,213,238	$24
1.018		Property	Beckwith Farms 3	0.1%	Column Financial, Inc.	Column Financial, Inc.	$1,213,238	$1,213,238	$1,213,238	$24
1.019		Property	Collington Commerce Center	0.1%	Column Financial, Inc.	Column Financial, Inc.	$1,130,319	$1,130,319	$1,130,319	$24
1.020		Property	Bedford Park IB	0.1%	Column Financial, Inc.	Column Financial, Inc.	$1,117,226	$1,117,226	$1,117,226	$24
1.021		Property	Elam Farms DC	0.1%	Column Financial, Inc.	Column Financial, Inc.	$1,069,220	$1,069,220	$1,069,220	$24
1.022		Property	Champagne DC	0.1%	Column Financial, Inc.	Column Financial, Inc.	$1,016,850	$1,016,850	$1,016,850	$24
1.023		Property	Bridge Point 1	0.1%	Column Financial, Inc.	Column Financial, Inc.	$981,937	$981,937	$981,937	$24
1.024		Property	Center Square DC	0.1%	Column Financial, Inc.	Column Financial, Inc.	$960,116	$960,116	$960,116	$24
1.025		Property	Park 355	0.1%	Column Financial, Inc.	Column Financial, Inc.	$955,752	$955,752	$955,752	$24
1.026		Property	Commerce Farms DC 3	0.1%	Column Financial, Inc.	Column Financial, Inc.	$920,839	$920,839	$920,839	$24
1.027		Property	Brandon Woods DC	0.1%	Column Financial, Inc.	Column Financial, Inc.	$894,654	$894,654	$894,654	$24
1.028		Property	Chantilly DC	0.1%	Column Financial, Inc.	Column Financial, Inc.	$881,561	$881,561	$881,561	$24
1.029		Property	Bolingbrook CC Bldg 3	0.1%	Column Financial, Inc.	Column Financial, Inc.	$851,012	$851,012	$851,012	$24
1.030		Property	Northpoint CC	0.1%	Column Financial, Inc.	Column Financial, Inc.	$851,012	$851,012	$851,012	$24
1.031		Property	Franklin Square IC I	0.1%	Column Financial, Inc.	Column Financial, Inc.	$842,284	$842,284	$842,284	$24
1.032		Property	Rock Quarry Building #1	0.1%	Column Financial, Inc.	Column Financial, Inc.	$833,555	$833,555	$833,555	$24
1.033		Property	Aurora DC III	0.1%	Column Financial, Inc.	Column Financial, Inc.	$829,191	$829,191	$829,191	$24
1.034		Property	Washington (DC) Corporate Center	0.1%	Column Financial, Inc.	Column Financial, Inc.	$803,006	$803,006	$803,006	$24
1.035		Property	Aurora DC 1	0.1%	Column Financial, Inc.	Column Financial, Inc.	$789,914	$789,914	$789,914	$24
1.036		Property	Waterfront DC	0.1%	Column Financial, Inc.	Column Financial, Inc.	$781,186	$781,186	$781,186	$24
1.037		Property	Pureland DC I	0.1%	Column Financial, Inc.	Column Financial, Inc.	$776,821	$776,821	$776,821	$24
1.038		Property	Bedford Park IA	0.1%	Column Financial, Inc.	Column Financial, Inc.	$776,821	$776,821	$776,821	$24
1.039		Property	Prairie Point Bldg 3	0.1%	Column Financial, Inc.	Column Financial, Inc.	$746,272	$746,272	$746,272	$24
1.040		Property	Greenwood DC	0.1%	Column Financial, Inc.	Column Financial, Inc.	$724,451	$724,451	$724,451	$24
1.041		Property	Austin DC III	0.1%	Column Financial, Inc.	Column Financial, Inc.	$676,446	$676,446	$676,446	$24
1.042		Property	Franklin Square II	0.1%	Column Financial, Inc.	Column Financial, Inc.	$676,446	$676,446	$676,446	$24
1.043		Property	Pureland DC II	0.1%	Column Financial, Inc.	Column Financial, Inc.	$658,989	$658,989	$658,989	$24
1.044		Property	Somerset IC	0.1%	Column Financial, Inc.	Column Financial, Inc.	$654,625	$654,625	$654,625	$24
1.045		Property	Rock Quarry Building #2	0.1%	Column Financial, Inc.	Column Financial, Inc.	$650,260	$650,260	$650,260	$24
1.046		Property	Brandon Woods DC II	0.1%	Column Financial, Inc.	Column Financial, Inc.	$650,260	$650,260	$650,260	$24
1.047		Property	Centerpointe 5	0.1%	Column Financial, Inc.	Column Financial, Inc.	$650,260	$650,260	$650,260	$24
1.048		Property	Industrial Parkway (CA) DC	0.1%	Column Financial, Inc.	Column Financial, Inc.	$645,896	$645,896	$645,896	$24
1.049		Property	Beckwith Farms 2	0.1%	Column Financial, Inc.	Column Financial, Inc.	$641,532	$641,532	$641,532	$24
1.050		Property	North Plainfield 2	0.1%	Column Financial, Inc.	Column Financial, Inc.	$632,804	$632,804	$632,804	$24
1.051		Property	North Plainfield 4	0.1%	Column Financial, Inc.	Column Financial, Inc.	$615,347	$615,347	$615,347	$24
1.052		Property	North Plainfield 5	0.1%	Column Financial, Inc.	Column Financial, Inc.	$615,347	$615,347	$615,347	$24
1.053		Property	Somerset IC II Building I	0.1%	Column Financial, Inc.	Column Financial, Inc.	$610,983	$610,983	$610,983	$24
1.054		Property	BWI Commerce Center II	0.1%	Column Financial, Inc.	Column Financial, Inc.	$606,619	$606,619	$606,619	$24
1.055		Property	Commerce Farms DC 4	0.1%	Column Financial, Inc.	Column Financial, Inc.	$589,162	$589,162	$589,162	$24
1.056		Property	Rock Run Bldg 6	0.1%	Column Financial, Inc.	Column Financial, Inc.	$580,434	$580,434	$580,434	$24
1.057		Property	Bolingbrook CC Bldg 4	0.1%	Column Financial, Inc.	Column Financial, Inc.	$545,521	$545,521	$545,521	$24
1.058		Property	Bridge Point 2	0.1%	Column Financial, Inc.	Column Financial, Inc.	$532,428	$532,428	$532,428	$24
1.059		Property	Burleson BP Bldg 3 (Austin DC I)	0.1%	Column Financial, Inc.	Column Financial, Inc.	$528,064	$528,064	$528,064	$24
1.060		Property	10th Street Business Park 2	0.1%	Column Financial, Inc.	Column Financial, Inc.	$514,971	$514,971	$514,971	$24
1.061		Property	Park 55	0.1%	Column Financial, Inc.	Column Financial, Inc.	$510,607	$510,607	$510,607	$24
1.062		Property	Valwood West Industrial A	0.1%	Column Financial, Inc.	Column Financial, Inc.	$501,879	$501,879	$501,879	$24
1.063		Property	Baltimore IC	0.1%	Column Financial, Inc.	Column Financial, Inc.	$488,786	$488,786	$488,786	$24
1.064		Property	Englewood DC	0.0%	Column Financial, Inc.	Column Financial, Inc.	$453,873	$453,873	$453,873	$24
1.065		Property	Centerpointe 9	0.0%	Column Financial, Inc.	Column Financial, Inc.	$453,873	$453,873	$453,873	$24
1.066		Property	Aurora DC 2	0.0%	Column Financial, Inc.	Column Financial, Inc.	$449,509	$449,509	$449,509	$24
1.067		Property	Redlands Industrial Center IB	0.0%	Column Financial, Inc.	Column Financial, Inc.	$436,417	$436,417	$436,417	$24
1.068		Property	Somerset IC II Building II	0.0%	Column Financial, Inc.	Column Financial, Inc.	$432,052	$432,052	$432,052	$24
1.069		Property	Hofer Ranch TRS Building 3	0.0%	Column Financial, Inc.	Column Financial, Inc.	$423,324	$423,324	$423,324	$24
1.070		Property	BWI Commerce Center I	0.0%	Column Financial, Inc.	Column Financial, Inc.	$414,596	$414,596	$414,596	$24
1.071		Property	Burleson BP Bldg 1 (Austin DC I)	0.0%	Column Financial, Inc.	Column Financial, Inc.	$414,596	$414,596	$414,596	$24
1.072		Property	Raceway Crossings IC Bldg 3 (Austin DC II)	0.0%	Column Financial, Inc.	Column Financial, Inc.	$414,596	$414,596	$414,596	$24
1.073		Property	Freeport DC Bldg 2	0.0%	Column Financial, Inc.	Column Financial, Inc.	$414,596	$414,596	$414,596	$24
1.074		Property	Concours DC	0.0%	Column Financial, Inc.	Column Financial, Inc.	$410,231	$410,231	$410,231	$24
1.075		Property	Raceway Crossings IC Bldg 2 (Austin DC II)	0.0%	Column Financial, Inc.	Column Financial, Inc.	$405,867	$405,867	$405,867	$24
1.076		Property	Hagerstown - Industrial Lane DC	0.0%	Column Financial, Inc.	Column Financial, Inc.	$401,503	$401,503	$401,503	$24
1.077		Property	Maple Point 1	0.0%	Column Financial, Inc.	Column Financial, Inc.	$401,503	$401,503	$401,503	$24
1.078		Property	Freeport DC Bldg 1	0.0%	Column Financial, Inc.	Column Financial, Inc.	$397,139	$397,139	$397,139	$24
1.079		Property	Capital Beltway CC	0.0%	Column Financial, Inc.	Column Financial, Inc.	$392,775	$392,775	$392,775	$24
1.080		Property	Centerpointe Trailer Lot	0.0%	Column Financial, Inc.	Column Financial, Inc.	$384,046	$384,046	$384,046	$24
1.081		Property	Randall Crossing DC	0.0%	Column Financial, Inc.	Column Financial, Inc.	$379,682	$379,682	$379,682	$24
1.082		Property	Burleson BP Bldg 2 (Austin DC I)	0.0%	Column Financial, Inc.	Column Financial, Inc.	$370,954	$370,954	$370,954	$24
1.083		Property	Maple Point 2	0.0%	Column Financial, Inc.	Column Financial, Inc.	$357,862	$357,862	$357,862	$24
1.084		Property	Hollins End 6	0.0%	Column Financial, Inc.	Column Financial, Inc.	$357,862	$357,862	$357,862	$24
1.085		Property	Freeport DC Bldg 3	0.0%	Column Financial, Inc.	Column Financial, Inc.	$349,133	$349,133	$349,133	$24
1.086		Property	Redlands Industrial Center II	0.0%	Column Financial, Inc.	Column Financial, Inc.	$344,769	$344,769	$344,769	$24
1.087		Property	Hollins End 1	0.0%	Column Financial, Inc.	Column Financial, Inc.	$336,041	$336,041	$336,041	$24
1.088		Property	Hollins End 2	0.0%	Column Financial, Inc.	Column Financial, Inc.	$336,041	$336,041	$336,041	$24
1.089		Property	Valwood West Industrial D	0.0%	Column Financial, Inc.	Column Financial, Inc.	$331,677	$331,677	$331,677	$24
1.090		Property	Redlands Industrial Center IA	0.0%	Column Financial, Inc.	Column Financial, Inc.	$331,677	$331,677	$331,677	$24
1.091		Property	Valwood West Industrial C	0.0%	Column Financial, Inc.	Column Financial, Inc.	$327,312	$327,312	$327,312	$24
1.092		Property	10th Street Business Park 1	0.0%	Column Financial, Inc.	Column Financial, Inc.	$327,312	$327,312	$327,312	$24
1.093		Property	Columbia Park IC	0.0%	Column Financial, Inc.	Column Financial, Inc.	$292,399	$292,399	$292,399	$24
1.094		Property	Valley View BC Bldg 2	0.0%	Column Financial, Inc.	Column Financial, Inc.	$292,399	$292,399	$292,399	$24
1.095		Property	Valley View BC Bldg 1	0.0%	Column Financial, Inc.	Column Financial, Inc.	$279,307	$279,307	$279,307	$24
1.096		Property	Crossroads DC III	0.0%	Column Financial, Inc.	Column Financial, Inc.	$270,578	$270,578	$270,578	$24
1.097		Property	Northpointe DC Bldg 1	0.0%	Column Financial, Inc.	Column Financial, Inc.	$257,486	$257,486	$257,486	$24
1.098		Property	Park 88	0.0%	Column Financial, Inc.	Column Financial, Inc.	$244,393	$244,393	$244,393	$24
1.099		Property	Ameriplex	0.0%	Column Financial, Inc.	Column Financial, Inc.	$244,393	$244,393	$244,393	$24

 A-1-1

Annex A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

Loan ID	Footnotes	Property Flag	Property Name	% of Initial Pool Balance	Mortgage Loan Originator	Mortgage Loan Seller(1)	Original Balance(2)	Cut-off Date Balance(2)(3)	Maturity/ARD Balance(2)	Cut-off Date Balance per SF/ Units/Rooms/Pads(2)	Loan Purpose	Sponsor(4)	Non-Recourse Carveout Guarantor(4)
1.100		Property	Vista Point South 5	0.0%	Column Financial, Inc.	Column Financial, Inc.	$240,029	$240,029	$240,029	$24
1.101		Property	Hollins End 5	0.0%	Column Financial, Inc.	Column Financial, Inc.	$226,937	$226,937	$226,937	$24
1.102		Property	Northpointe DC Bldg 2	0.0%	Column Financial, Inc.	Column Financial, Inc.	$222,572	$222,572	$222,572	$24
1.103		Property	Vista Point South 6	0.0%	Column Financial, Inc.	Column Financial, Inc.	$209,480	$209,480	$209,480	$24
1.104		Property	Raceway Crossings IC Bldg 1 (Austin DC II)	0.0%	Column Financial, Inc.	Column Financial, Inc.	$209,480	$209,480	$209,480	$24
1.105		Property	Vista Point South 4	0.0%	Column Financial, Inc.	Column Financial, Inc.	$196,387	$196,387	$196,387	$24
1.106		Property	Vista Point South 3	0.0%	Column Financial, Inc.	Column Financial, Inc.	$192,023	$192,023	$192,023	$24
1.107		Property	North Plainfield 3	0.0%	Column Financial, Inc.	Column Financial, Inc.	$174,567	$174,567	$174,567	$24
1.108		Property	Vista Point South 1	0.0%	Column Financial, Inc.	Column Financial, Inc.	$161,474	$161,474	$161,474	$24
1.109		Property	Bolingbrook VMF	0.0%	Column Financial, Inc.	Column Financial, Inc.	$152,746	$152,746	$152,746	$24
1.110		Property	Vista Point South 2	0.0%	Column Financial, Inc.	Column Financial, Inc.	$135,289	$135,289	$135,289	$24
1.111		Property	Hollins End 3	0.0%	Column Financial, Inc.	Column Financial, Inc.	$126,561	$126,561	$126,561	$24
1.112		Property	Hollins End 4	0.0%	Column Financial, Inc.	Column Financial, Inc.	$96,012	$96,012	$96,012	$24
1.113		Property	Freeport DC Bldg 6	0.0%	Column Financial, Inc.	Column Financial, Inc.	$43,642	$43,642	$43,642	$24
1.114		Property	Freeport DC Bldg 5	0.0%	Column Financial, Inc.	Column Financial, Inc.	$39,277	$39,277	$39,277	$24
2		Loan	FedEx Brooklyn	9.3%	JLC	JLC	$87,000,000	$87,000,000	$87,000,000	$466	Refinance	Jacob Feldman	Jacob Feldman
3		Loan	Starwood Capital Extended Stay Portfolio	8.0%	Column Financial, Inc.	Column Financial, Inc.	$75,000,000	$75,000,000	$71,515,809	$32,755	Acquisition	SOF-IX U.S. Holdings, L.P.	SOF-IX U.S. Holdings, L.P.
3.01		Property	Crestwood Suites Denver - Aurora	0.4%	Column Financial, Inc.	Column Financial, Inc.	$3,305,169	$3,305,169	$3,151,624	$32,755
3.02		Property	Sun Suites New Orleans (Metairie)	0.3%	Column Financial, Inc.	Column Financial, Inc.	$3,081,511	$3,081,511	$2,938,357	$32,755
3.03		Property	Sun Suites New Orleans (Harvey)	0.3%	Column Financial, Inc.	Column Financial, Inc.	$2,783,300	$2,783,300	$2,654,000	$32,755
3.04		Property	Sun Suites Hobby (Clearlake)	0.3%	Column Financial, Inc.	Column Financial, Inc.	$2,683,897	$2,683,897	$2,559,214	$32,755
3.05		Property	Sun Suites Plano	0.3%	Column Financial, Inc.	Column Financial, Inc.	$2,584,493	$2,584,493	$2,464,428	$32,755
3.06		Property	Sun Suites Westchase	0.3%	Column Financial, Inc.	Column Financial, Inc.	$2,559,642	$2,559,642	$2,440,732	$32,755
3.07		Property	Crestwood Suites Marietta Roswell Road	0.2%	Column Financial, Inc.	Column Financial, Inc.	$2,211,730	$2,211,730	$2,108,982	$32,755
3.08		Property	Sun Suites Sugar Land (Stafford)	0.2%	Column Financial, Inc.	Column Financial, Inc.	$2,087,475	$2,087,475	$1,990,500	$32,755
3.09		Property	Sun Suites Raleigh	0.2%	Column Financial, Inc.	Column Financial, Inc.	$1,988,072	$1,988,072	$1,895,714	$32,755
3.10		Property	Sun Suites Intercontinental Greenspoint	0.2%	Column Financial, Inc.	Column Financial, Inc.	$1,988,072	$1,988,072	$1,895,714	$32,755
3.11		Property	Crestwood Suites Nashville Madison	0.2%	Column Financial, Inc.	Column Financial, Inc.	$1,963,221	$1,963,221	$1,872,018	$32,755
3.12		Property	Sun Suites Cumming	0.2%	Column Financial, Inc.	Column Financial, Inc.	$1,963,221	$1,963,221	$1,872,018	$32,755
3.13		Property	Crestwood Suites Murfreesboro	0.2%	Column Financial, Inc.	Column Financial, Inc.	$1,838,966	$1,838,966	$1,753,535	$32,755
3.14		Property	Sun Suites Smyrna	0.2%	Column Financial, Inc.	Column Financial, Inc.	$1,764,414	$1,764,414	$1,682,446	$32,755
3.15		Property	Sun Suites Dallas - Garland	0.2%	Column Financial, Inc.	Column Financial, Inc.	$1,764,414	$1,764,414	$1,682,446	$32,755
3.16		Property	Sun Suites DFW Airport - Lewisville	0.2%	Column Financial, Inc.	Column Financial, Inc.	$1,764,414	$1,764,414	$1,682,446	$32,755
3.17		Property	Sun Suites Charlotte - Matthews	0.2%	Column Financial, Inc.	Column Financial, Inc.	$1,714,712	$1,714,712	$1,635,053	$32,755
3.18		Property	Crestwood Suites Disney Orlando	0.2%	Column Financial, Inc.	Column Financial, Inc.	$1,689,861	$1,689,861	$1,611,357	$32,755
3.19		Property	Crestwood Suites Orlando UCF	0.2%	Column Financial, Inc.	Column Financial, Inc.	$1,689,861	$1,689,861	$1,611,357	$32,755
3.20		Property	Crestwood Suites Snellville	0.2%	Column Financial, Inc.	Column Financial, Inc.	$1,665,010	$1,665,010	$1,587,660	$32,755
3.21		Property	Sun Suites Suwanee	0.2%	Column Financial, Inc.	Column Financial, Inc.	$1,640,159	$1,640,159	$1,563,964	$32,755
3.22		Property	Home Towne Suites Kannapolis	0.2%	Column Financial, Inc.	Column Financial, Inc.	$1,640,159	$1,640,159	$1,563,964	$32,755
3.23		Property	Sun Suites Corpus Christi	0.2%	Column Financial, Inc.	Column Financial, Inc.	$1,466,203	$1,466,203	$1,398,089	$32,755
3.24		Property	Home Towne Suites Tuscaloosa	0.2%	Column Financial, Inc.	Column Financial, Inc.	$1,466,203	$1,466,203	$1,398,089	$32,755
3.25		Property	Sun Suites Jacksonville	0.2%	Column Financial, Inc.	Column Financial, Inc.	$1,441,352	$1,441,352	$1,374,393	$32,755
3.26		Property	Sun Suites Chesapeake	0.2%	Column Financial, Inc.	Column Financial, Inc.	$1,441,352	$1,441,352	$1,374,393	$32,755
3.27		Property	Crestwood Suites Fort Myers	0.2%	Column Financial, Inc.	Column Financial, Inc.	$1,416,501	$1,416,501	$1,350,696	$32,755
3.28		Property	Crestwood Suites Greensboro Airport	0.2%	Column Financial, Inc.	Column Financial, Inc.	$1,416,501	$1,416,501	$1,350,696	$32,755
3.29		Property	Crestwood Suites Austin	0.1%	Column Financial, Inc.	Column Financial, Inc.	$1,366,799	$1,366,799	$1,303,303	$32,755
3.30		Property	Sun Suites Gwinnett	0.1%	Column Financial, Inc.	Column Financial, Inc.	$1,366,799	$1,366,799	$1,303,303	$32,755
3.31		Property	Crestwood Suites Marietta - Town Center Mall	0.1%	Column Financial, Inc.	Column Financial, Inc.	$1,317,097	$1,317,097	$1,255,910	$32,755
3.32		Property	Crestwood Suites Baton Rouge	0.1%	Column Financial, Inc.	Column Financial, Inc.	$1,267,396	$1,267,396	$1,208,518	$32,755
3.33		Property	Home Towne Suites Columbus	0.1%	Column Financial, Inc.	Column Financial, Inc.	$1,217,694	$1,217,694	$1,161,125	$32,755
3.34		Property	Crestwood Suites NW Houston	0.1%	Column Financial, Inc.	Column Financial, Inc.	$1,192,843	$1,192,843	$1,137,428	$32,755
3.35		Property	Home Towne Suites Auburn	0.1%	Column Financial, Inc.	Column Financial, Inc.	$1,192,843	$1,192,843	$1,137,428	$32,755
3.36		Property	Sun Suites Stockbridge	0.1%	Column Financial, Inc.	Column Financial, Inc.	$1,118,290	$1,118,290	$1,066,339	$32,755
3.37		Property	Home Towne Suites Anderson	0.1%	Column Financial, Inc.	Column Financial, Inc.	$1,043,738	$1,043,738	$995,250	$32,755
3.38		Property	Crestwood Suites Colorado Springs	0.1%	Column Financial, Inc.	Column Financial, Inc.	$1,018,887	$1,018,887	$971,553	$32,755
3.39		Property	Home Towne Suites Prattville	0.1%	Column Financial, Inc.	Column Financial, Inc.	$969,185	$969,185	$924,161	$32,755
3.40		Property	Crestwood Suites High Point	0.1%	Column Financial, Inc.	Column Financial, Inc.	$869,781	$869,781	$829,375	$32,755
3.41		Property	Sun Suites Birmingham	0.1%	Column Financial, Inc.	Column Financial, Inc.	$844,930	$844,930	$805,678	$32,755
3.42		Property	Sun Suites Kennesaw Town Center	0.1%	Column Financial, Inc.	Column Financial, Inc.	$844,930	$844,930	$805,678	$32,755
3.43		Property	Sun Suites Greensboro	0.1%	Column Financial, Inc.	Column Financial, Inc.	$820,080	$820,080	$781,982	$32,755
3.44		Property	Home Towne Suites Greenville	0.1%	Column Financial, Inc.	Column Financial, Inc.	$670,974	$670,974	$639,803	$32,755
3.45		Property	Sun Suites Hattiesburg	0.1%	Column Financial, Inc.	Column Financial, Inc.	$571,571	$571,571	$545,018	$32,755
3.46		Property	Home Towne Suites Decatur	0.1%	Column Financial, Inc.	Column Financial, Inc.	$521,869	$521,869	$497,625	$32,755
3.47		Property	Home Towne Suites Bowling Green	0.1%	Column Financial, Inc.	Column Financial, Inc.	$521,869	$521,869	$497,625	$32,755
3.48		Property	Sun Suites Gulfport Airport	0.0%	Column Financial, Inc.	Column Financial, Inc.	$447,316	$447,316	$426,536	$32,755
3.49		Property	Crestwood Suites Newport News	0.0%	Column Financial, Inc.	Column Financial, Inc.	$397,614	$397,614	$379,143	$32,755
3.50		Property	Home Towne Suites Clarksville	0.0%	Column Financial, Inc.	Column Financial, Inc.	$397,614	$397,614	$379,143	$32,755
4		Loan	Ellicott House	6.1%	Silverpeak	Silverpeak	$57,500,000	$57,500,000	$57,500,000	$175,841	Acquisition	ACREG Investment Holdings LLC	ACREG Investment Holdings LLC
5		Loan	401 Market	6.0%	BNYM	BNYM	$56,000,000	$56,000,000	$51,422,739	$116	Acquisition	Miller Real Estate Fund II, LP	Miller Real Estate Fund II, LP
6		Loan	Baldwin Hills Center	3.5%	Silverpeak	Silverpeak	$33,000,000	$33,000,000	$30,287,589	$260	Refinance	John F. Karubian	John F. Karubian
7		Loan	Embassy Suites and Claypool Court	3.2%	Column Financial, Inc.	Column Financial, Inc.	$30,000,000	$30,000,000	$26,032,677	$83,333	Refinance	Melvin Simon & Associates, Inc.	Melvin Simon & Associates, Inc.
8		Loan	Rosecroft Mews Apartments	3.0%	Column Financial, Inc.	Column Financial, Inc.	$27,865,000	$27,865,000	$25,642,442	$91,661	Acquisition	Alliant Capital, Ltd.	Alliant Capital, Ltd.
9		Loan	Triple Net Acquisitions Portfolio - Pool 1	2.5%	Silverpeak	Silverpeak	$23,355,000	$23,244,278	$17,495,011	$68	Acquisition	Mark Weber	Mark Weber
9.01		Property	508 Fishkill Avenue	0.9%	Silverpeak	Silverpeak	$8,477,000	$8,436,812	$6,350,041	$68
9.02		Property	758 East Utah Valley Drive	0.7%	Silverpeak	Silverpeak	$6,702,000	$6,670,227	$5,020,405	$68
9.03		Property	10701 East 126th Street North	0.7%	Silverpeak	Silverpeak	$6,434,000	$6,403,498	$4,819,649	$68
9.04		Property	1200 North Maitlen Drive	0.2%	Silverpeak	Silverpeak	$1,742,000	$1,733,742	$1,304,916	$68
10		Loan	San Diego HHSA Building	2.4%	JLC	JLC	$22,400,000	$22,292,174	$18,176,895	$200	Refinance	Michael D. Abrams	Michael D. Abrams
11		Loan	DoubleTree Commerce	2.3%	Column Financial, Inc.	Column Financial, Inc.	$21,600,000	$21,600,000	$19,780,919	$107,463	Acquisition	TH Investment Holdings II, LLC	TH Investment Holdings II, LLC
12		Loan	Sheraton Lincoln Harbor Hotel	2.1%	Rialto	Rialto	$20,000,000	$20,000,000	$19,425,369	$223,464	Refinance	Hartz Financial Corp.	Hartz Financial Corp.
13		Loan	Windwood Oaks Apartments	2.0%	Column Financial, Inc.	Column Financial, Inc.	$18,750,000	$18,750,000	$16,543,506	$53,267	Refinance	Ronald I. Eisenberg	Ronald I. Eisenberg
14		Loan	Stone Gables Apartments	1.9%	Arbor Commercial Mortgage, LLC	BNYM	$18,000,000	$17,938,143	$14,736,453	$93,428	Refinance	Benny Tenenbaum	Benny Tenenbaum
15		Loan	Madison Park	1.9%	BNYM	BNYM	$17,900,000	$17,900,000	$15,361,036	$193	Refinance	James A. Smith	James A. Smith
16		Loan	Officescape and Corporate Hill Portfolio	1.8%	Rialto	Rialto	$17,250,000	$17,171,928	$14,132,856	$49	Refinance	Zvi Zaffir	Zvi Zaffir
16.01		Property	Corporate Hill III	0.6%	Rialto	Rialto	$5,681,953	$5,656,237	$4,655,201	$49
16.02		Property	Corporate Hill IV	0.5%	Rialto	Rialto	$4,967,456	$4,944,973	$4,069,817	$49
16.03		Property	Officescape III	0.2%	Rialto	Rialto	$2,347,633	$2,337,008	$1,923,406	$49
16.04		Property	Officescape II	0.2%	Rialto	Rialto	$2,211,538	$2,201,529	$1,811,905	$49
16.05		Property	Officescape I	0.2%	Rialto	Rialto	$2,041,420	$2,032,181	$1,672,527	$49
17		Loan	University Plains	1.8%	BNYM	BNYM	$16,800,000	$16,800,000	$15,430,439	$31,111	Acquisition	Isaac J. Sitt and Elliot Tamir	Isaac J. Sitt and Elliot Tamir
18		Loan	Ivy Ridge Apartments	1.6%	Column Financial, Inc.	Column Financial, Inc.	$14,765,000	$14,765,000	$13,843,870	$71,329	Acquisition	Ronald I. Eisenberg	Ronald I. Eisenberg
19		Loan	Reynolds MHC Portfolio 2	1.5%	Rialto	Rialto	$14,400,000	$14,336,379	$11,840,630	$16,926	Refinance	David H. Reynolds	David H. Reynolds
19.01		Property	Rex Aire MHC	0.3%	Rialto	Rialto	$2,605,575	$2,594,063	$2,142,476	$16,926
19.02		Property	Valley View Terrace MHC	0.3%	Rialto	Rialto	$2,496,097	$2,485,069	$2,052,456	$16,926
19.03		Property	Mobile Manor Estate	0.2%	Rialto	Rialto	$2,145,768	$2,136,288	$1,764,392	$16,926
19.04		Property	West Hill MHC	0.2%	Rialto	Rialto	$1,707,856	$1,700,311	$1,404,312	$16,926
19.05		Property	Cherokee Village	0.2%	Rialto	Rialto	$1,707,856	$1,700,311	$1,404,312	$16,926
19.06		Property	Mobile Lodge	0.1%	Rialto	Rialto	$1,372,124	$1,366,062	$1,128,251	$16,926
19.07		Property	Hillview	0.1%	Rialto	Rialto	$1,262,646	$1,257,067	$1,038,231	$16,926

 A-1-2

Annex A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

Loan ID	Footnotes	Property Flag	Property Name	% of Initial Pool Balance	Mortgage Loan Originator	Mortgage Loan Seller(1)	Original Balance(2)	Cut-off Date Balance(2)(3)	Maturity/ARD Balance(2)	Cut-off Date Balance per SF/ Units/Rooms/Pads(2)	Loan Purpose	Sponsor(4)	Non-Recourse Carveout Guarantor(4)
19.08		Property	Cherry Acres	0.1%	Rialto	Rialto	$1,102,078	$1,097,209	$906,201	$16,926
20		Loan	2100 Acklen Flats	1.5%	JLC	JLC	$14,250,000	$14,181,318	$11,561,063	$337,650	Refinance	H.G. Hill Company	H.G. Hill Company
21		Loan	Holiday Inn Austin	1.5%	Silverpeak	Silverpeak	$14,000,000	$14,000,000	$13,102,375	$74,074	Acquisition	D. Kent Casey, Daniel Williams, Kevin Dingle, John Matthew Whelan III	D. Kent Casey, Daniel Williams, Kevin Dingle, John Matthew Whelan III
22		Loan	Summerlin Gateway Plaza	1.4%	BNYM	BNYM	$13,500,000	$13,500,000	$13,500,000	$216	Acquisition	Investment Concepts, Inc.	Investment Concepts, Inc.
23		Loan	Frisco Plaza	1.4%	Rialto	Rialto	$12,900,000	$12,900,000	$11,242,083	$210	Refinance	Henry Tao; Sung K. Ro; Newton Tran	Henry Tao; Sung K. Ro; Newton Tran
24		Loan	DoubleTree Spokane	1.3%	Column Financial, Inc.	Column Financial, Inc.	$12,000,000	$12,000,000	$12,000,000	$32,000	Refinance	HLT Owned VIII Holding LLC and Hilton Domestic Property LLC	HLT Owned VIII Holding LLC and Hilton Domestic Property LLC
25		Loan	VPS MHC Portfolio	1.2%	Rialto	Rialto	$11,685,000	$11,645,016	$9,572,747	$14,448	Refinance	Timothy Balin; Mervyn Dukatt	Timothy Balin; Mervyn Dukatt
25.01		Property	Pinecrest Village	0.6%	Rialto	Rialto	$5,583,584	$5,564,478	$4,574,261	$14,448
25.02		Property	Stonegate MHC	0.4%	Rialto	Rialto	$3,309,624	$3,298,299	$2,711,356	$14,448
25.03		Property	The Vineyards	0.3%	Rialto	Rialto	$2,791,792	$2,782,239	$2,287,130	$14,448
26		Loan	Falcon Glen Apartments	1.2%	BNYM	BNYM	$11,250,000	$11,209,925	$9,158,427	$155,693	Refinance	John J. Wimmer; Mark J. Wimmer	John J. Wimmer; Mark J. Wimmer
27		Loan	Villa Broussard	1.2%	Rialto	Rialto	$10,850,000	$10,850,000	$9,545,379	$108,500	Refinance	B. Wayne Brown; Edward S. Taylor	B. Wayne Brown; Edward S. Taylor
28		Loan	579 Executive Campus	1.1%	JLC	JLC	$10,700,000	$10,649,128	$8,699,830	$96	Refinance	Robert Hayman	Robert Hayman
29		Loan	Savannah Place Apartments	1.1%	BNYM	BNYM	$9,900,000	$9,900,000	$9,313,687	$57,558	Acquisition	Eric S. Rohm; Philip S. Payne	Eric S. Rohm; Philip S. Payne
30		Loan	Park Vista Waupaca	1.0%	Column Financial, Inc.	Column Financial, Inc.	$9,350,000	$9,306,002	$7,614,522	$99,000	Refinance	Joseph R. Wagner	Joseph R. Wagner
31		Loan	Staybridge Suites Augusta	0.9%	Column Financial, Inc.	Column Financial, Inc.	$9,000,000	$8,881,476	$6,703,356	$96,538	Refinance	Jugal Purohit and Chandra Purohit	Jugal Purohit and Chandra Purohit
32		Loan	Cape Horn Square	0.9%	Column Financial, Inc.	Column Financial, Inc.	$8,000,000	$7,972,742	$6,558,199	$67	Refinance	Charles W. Corkum; Miles Gordon	Charles W. Corkum; Miles Gordon
33		Loan	Mesa Ridge	0.8%	Silverpeak	Silverpeak	$7,600,000	$7,600,000	$6,660,352	$30,769	Refinance	Vernon W. Barge, III	Vernon W. Barge, III
34		Loan	Park at Bellaire	0.7%	Silverpeak	Silverpeak	$7,000,000	$6,978,574	$5,829,594	$31,294	Refinance	Charles V. Miller, Jr.	Charles V. Miller, Jr.
35		Loan	Arthur Square	0.7%	Column Financial, Inc.	Column Financial, Inc.	$6,737,300	$6,737,300	$5,793,462	$29,811	Refinance	Michael Hardage	Michael Hardage
36		Loan	Holiday Inn Express Atlanta NE I-85 Clairmont	0.7%	Rialto	Rialto	$6,650,000	$6,629,096	$5,517,182	$82,864	Refinance	Taraben Patel; Alpesh Patel	Taraben Patel; Alpesh Patel
37		Loan	Lantern Estates MHP	0.7%	Column Financial, Inc.	Column Financial, Inc.	$6,500,000	$6,500,000	$5,625,275	$29,545	Refinance	Iman Kiritsis; Thomas G. Kiritsis, II	Iman Kiritsis; Thomas G. Kiritsis, II
38		Loan	Stony Creek Portfolio	0.7%	Silverpeak	Silverpeak	$6,200,000	$6,172,366	$5,091,369	$45,721	Refinance	Sanjay R. Gandhi; Manisha S. Gandhi	Sanjay R. Gandhi; Manisha S. Gandhi
38.01		Property	Hampton Inn	0.4%	Silverpeak	Silverpeak	$3,940,000	$3,922,439	$3,235,483	$45,721
38.02		Property	Sleep Inn	0.2%	Silverpeak	Silverpeak	$2,260,000	$2,249,927	$1,855,886	$45,721
39		Loan	Pineherst Apartments	0.7%	Column Financial, Inc.	Column Financial, Inc.	$6,130,000	$6,130,000	$5,623,496	$63,854	Acquisition	Beau Jaussi; Chad Packard	Beau Jaussi; Chad Packard
40		Loan	Heritage Square	0.6%	Rialto	Rialto	$5,850,000	$5,850,000	$5,174,116	$111	Refinance	Robert T. Rasmussen	Robert T. Rasmussen
41		Loan	Tower East Offices	0.6%	Rialto	Rialto	$5,325,000	$5,307,511	$4,389,636	$32	Acquisition	The Equity Technology Group, Inc.	The Equity Technology Group, Inc.
42		Loan	Walgreens - Philadelphia	0.6%	Rialto	Rialto	$5,300,000	$5,300,000	$4,856,058	$383	Acquisition	Stephen F. Anderson; Donald A. Campbell; Sarosh D. Kumana	Stephen F. Anderson; Donald A. Campbell; Sarosh D. Kumana
43		Loan	Grayson Self-Storage Portfolio	0.6%	Rialto	Rialto	$5,200,000	$5,200,000	$4,573,713	$5,445	Acquisition	Richard Gene Patterson; Deno Taylor Maggi; Heritage Partners LLC	Richard Gene Patterson; Deno Taylor Maggi; Heritage Partners LLC
43.01		Property	Five Star Storage	0.2%	Rialto	Rialto	$2,225,000	$2,225,000	$1,957,021	$5,445
43.02		Property	Hometown Storage	0.2%	Rialto	Rialto	$1,500,000	$1,500,000	$1,319,340	$5,445
43.03		Property	Easy Self Storage	0.2%	Rialto	Rialto	$1,475,000	$1,475,000	$1,297,351	$5,445
44		Loan	Cypress Gardens MHC	0.5%	Pillar	Column Financial, Inc.	$5,000,000	$5,000,000	$4,289,390	$38,168	Refinance	Kim W. Eggleston	Kim W. Eggleston
45		Loan	Pokras Properties	0.5%	Rialto	Rialto	$4,975,200	$4,975,200	$4,301,555	$256	Refinance	Norman M. Pokras; Sheila F. Pokras	Norman M. Pokras; Sheila F. Pokras
45.01		Property	Tropicana Centre	0.3%	Rialto	Rialto	$2,618,526	$2,618,526	$2,263,976	$256
45.02		Property	Flamingo Jones Plaza	0.3%	Rialto	Rialto	$2,356,674	$2,356,674	$2,037,579	$256
46		Loan	Avalon Apartments	0.5%	Rialto	Rialto	$4,850,000	$4,850,000	$4,292,671	$16,840	Acquisition	Patrick Nelson; Brian Nelson	Patrick Nelson; Brian Nelson
47		Loan	Custer Bridges	0.5%	Rialto	Rialto	$4,500,000	$4,500,000	$3,964,251	$320	Acquisition	Lewis Thomas Crowell	Lewis Thomas Crowell
48		Loan	The Plazas at Lakewood Forest	0.5%	Rialto	Rialto	$4,450,000	$4,450,000	$4,105,014	$168	Acquisition	Lakeview Crossing Shopping Center Dallas, TX. Limited Partnership	Lakeview Crossing Shopping Center Dallas, TX. Limited Partnership
49		Loan	Magnolia Lane MHC	0.5%	Pillar	Column Financial, Inc.	$4,400,000	$4,384,422	$3,585,460	$91,342	Refinance	Jerry Jacobson	Jerry Jacobson
50		Loan	Dominion Market Plaza	0.4%	JLC	JLC	$4,160,000	$4,139,603	$3,093,480	$55	Refinance	Martin H. Graff; Martin J. Goldman	Martin H. Graff; Martin J. Goldman
51		Loan	West Side Plaza	0.4%	Rialto	Rialto	$4,000,000	$4,000,000	$3,470,421	$109	Refinance	Jeffrey J. Haen	Jeffrey J. Haen
52		Loan	Comfort Inn Lumberton	0.4%	Rialto	Rialto	$4,000,000	$3,982,446	$3,044,898	$56,892	Refinance	Harish S. Amin; Bhanu H. Amin	Harish S. Amin; Bhanu H. Amin
53		Loan	New Lebanon Plaza	0.4%	Rialto	Rialto	$3,840,000	$3,840,000	$2,989,361	$74	Refinance	Rubin Pachulski Properties 36, LLC	Rubin Pachulski Properties 36, LLC
54		Loan	Duke University Medical Office	0.4%	JLC	JLC	$3,750,000	$3,750,000	$3,304,577	$234	Acquisition	Louis J. Rogers	Louis J. Rogers
55		Loan	Quantum On The Bay Retail	0.4%	Rialto	Rialto	$3,450,000	$3,450,000	$3,038,607	$500	Acquisition	Dennis Cieri	Dennis Cieri
56		Loan	Springfield Meadows	0.3%	Rialto	Rialto	$3,250,000	$3,235,098	$2,657,416	$26,089	Refinance	Kamal H. Shouhayib	Kamal H. Shouhayib
57		Loan	Plover Pine Village	0.3%	BNYM	BNYM	$3,250,000	$3,234,175	$2,632,459	$13,762	Refinance	Matthew J. Ricciardella	Matthew J. Ricciardella
58		Loan	Hot Springs	0.3%	BNYM	BNYM	$3,150,000	$3,150,000	$2,656,601	$131	Refinance	James J. Morrison, Jr.	James J. Morrison, Jr.
59		Loan	Woodland MHC/RV Resort	0.2%	Pillar	Column Financial, Inc.	$1,825,000	$1,816,632	$1,492,242	$27,525	Acquisition	Caddis Capital Investments LLC, Trico Fund III LLC	Caddis Capital Investments LLC, Trico Fund III LLC

 A-1-3

Annex A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

				MORTGAGED PROPERTY CHARACTERISTICS
Loan ID	Footnotes	Property Flag	Property Name	No. of Properties	General Property Type	Detailed Property Type	Title Type(5)(6)	Ground Lease Initial Lease Expiration Date(5)	Address	City	County	State	Zip Code	Year Built	Year Renovated	Net Rentable Area SF/Units/Acres/ Rooms/Pads(7)	Units of Measure	Occupancy Rate(7)(8)	Occupancy Rate As-of Date	Appraised Value(9)	Appraisal As-of Date
1		Loan	GLP Industrial Portfolio A	114	Industrial	Various	Fee		Various	Various	Various	Various	Various	Various	Various	26,878,777	Square Feet	94.4%	10/1/2015	$2,090,000,000	Various
1.001		Property	Inland Empire Indian Ave DC	1	Industrial	Distribution Warehouse	Fee		3700 Indian Avenue	Perris	Riverside	CA	92571	2009		1,309,754	Square Feet	100.0%	10/1/2015	$119,000,000	9/14/2015
1.002		Property	Centerpointe 4	1	Industrial	Distribution Warehouse	Fee		23400 Cactus Avenue	Moreno Valley	Riverside	CA	92553	2007		1,280,446	Square Feet	100.0%	10/1/2015	$103,100,000	9/14/2015
1.003		Property	Hofer Ranch IC Bldg 1	1	Industrial	Distribution Warehouse	Fee		2825 East Jurupa Street	Ontario	San Bernardino	CA	91761	2012		612,104	Square Feet	100.0%	10/1/2015	$58,600,000	9/15/2015
1.004		Property	Denver DC	1	Industrial	Distribution Warehouse	Fee		17901 East 40th Avenue	Aurora	Adams	CO	80011	2013		553,757	Square Feet	100.0%	10/1/2015	$51,500,000	8/21/2015
1.005		Property	Freeport DC Bldg 4	1	Industrial	Warehouse	Fee		777 Freeport Parkway	Coppell	Dallas	TX	75019	1980		727,508	Square Feet	100.0%	10/1/2015	$51,400,000	8/17/2015
1.006		Property	Ontario Mills DC	1	Industrial	Distribution Warehouse	Fee		5125 Ontario Mills Parkway	Ontario	San Bernardino	CA	91764	2013		520,161	Square Feet	100.0%	10/1/2015	$48,500,000	9/14/2015
1.007		Property	Hagerstown Distribution Center	1	Industrial	Warehouse	Fee		16500 Hunters Green Parkway	Hagerstown	Washington	MD	21740	1998		824,298	Square Feet	100.0%	10/1/2015	$46,000,000	8/27/2015
1.008		Property	Beckwith Farms DC	1	Industrial	Distribution Warehouse	Fee		12008 Eastgate Boulevard	Mount Juliet	Wilson	TN	37090	2013		706,500	Square Feet	100.0%	10/1/2015	$45,000,000	8/28/2015
1.009		Property	Crossroads DC I	1	Industrial	Warehouse	Fee		7481 Coca Cola Drive	Baltimore	Baltimore	MD	21075	2007		456,500	Square Feet	100.0%	10/1/2015	$43,900,000	8/25/2015
1.010		Property	Centerpointe 6	1	Industrial	Distribution Warehouse	Fee		23700 Cactus Avenue	Moreno Valley	Riverside	CA	92553	2007		532,926	Square Feet	100.0%	10/1/2015	$43,300,000	9/14/2015
1.011		Property	I-95 DC	1	Industrial	Warehouse	Fee		1413 Tangier Drive	White Marsh	Baltimore	MD	21220	2014		449,299	Square Feet	100.0%	10/1/2015	$40,400,000	8/25/2015
1.012		Property	Chino Spec Forward	1	Industrial	Distribution Warehouse	Fee		13880 Monte Vista Avenue	Chino	San Bernardino	CA	91710	2014		409,930	Square Feet	100.0%	10/1/2015	$39,600,000	9/15/2015
1.013		Property	Bedford Park II	1	Industrial	Distribution Warehouse	Fee		5445 West 73rd Street	Bedford Park	Cook	IL	60638	2006		470,160	Square Feet	100.0%	10/1/2015	$38,500,000	8/22/2015
1.014		Property	Landover DC	1	Industrial	Warehouse	Fee		6304 Sheriff Road	Landover	Prince George’s	MD	20785	1963	2013	507,072	Square Feet	100.0%	10/1/2015	$33,500,000	8/25/2015
1.015		Property	North Plainfield 8	1	Industrial	Distribution Warehouse	Fee		558 Airtech Parkway	Plainfield	Hendricks	IN	46168	1997		798,096	Square Feet	100.0%	10/1/2015	$29,300,000	8/19/2015
1.016		Property	Sterling DC	1	Industrial	Distribution Warehouse	Fee		1950 Sterling Avenue	Ontario	San Bernardino	CA	91761	1990		300,172	Square Feet	100.0%	10/1/2015	$28,800,000	9/15/2015
1.017		Property	Clifton DC	1	Industrial	Warehouse	Fee		261 River Road	Clifton	Passaic	NJ	07014	2004		230,953	Square Feet	100.0%	10/1/2015	$27,800,000	9/24/2015
1.018		Property	Beckwith Farms 3	1	Industrial	Distribution Warehouse	Fee		12014 Eastgate Boulevard	Mt. Juliet	Wilson	TN	37090	2009		480,000	Square Feet	100.0%	10/1/2015	$27,800,000	8/28/2015
1.019		Property	Collington Commerce Center	1	Industrial	Warehouse	Fee		1049 Prince Georges Boulevard	Upper Marlboro	Prince George’s	MD	20774	1990		239,742	Square Feet	100.0%	10/1/2015	$25,900,000	8/25/2015
1.020		Property	Bedford Park IB	1	Industrial	Distribution Warehouse	Fee		5151 West 73rd Street	Bedford Park	Cook	IL	60638	2006		272,446	Square Feet	100.0%	10/1/2015	$25,600,000	8/22/2015
1.021		Property	Elam Farms DC	1	Industrial	Distribution Warehouse	Fee		3209 Elam Farms Parkway	Murfreesboro	Rutherford	TN	37127	2009		363,500	Square Feet	100.0%	10/1/2015	$24,500,000	8/28/2015
1.022		Property	Champagne DC	1	Industrial	Distribution Warehouse	Fee		1670 Champagne Avenue	Ontario	San Bernardino	CA	91761	2000		263,670	Square Feet	100.0%	10/1/2015	$23,300,000	9/15/2015
1.023		Property	Bridge Point 1	1	Industrial	Distribution Warehouse	Fee		1000 Davey Road	Woodridge	DuPage	IL	60517	2009		264,183	Square Feet	100.0%	10/1/2015	$22,500,000	8/19/2015
1.024		Property	Center Square DC	1	Industrial	Warehouse	Fee		2359 Center Square Road	Logan Township	Gloucester	NJ	08085	1992		299,520	Square Feet	100.0%	10/1/2015	$22,000,000	9/15/2015
1.025		Property	Park 355	1	Industrial	Distribution Warehouse	Fee		2145 Internationale Parkway	Woodridge	DuPage	IL	60517	2008		254,385	Square Feet	100.0%	10/1/2015	$21,900,000	8/19/2015
1.026		Property	Commerce Farms DC 3	1	Industrial	Distribution Warehouse	Fee		488 Bridgestone Parkway	Lebanon	Wilson	TN	37090	2005		456,500	Square Feet	100.0%	10/1/2015	$21,100,000	8/28/2015
1.027		Property	Brandon Woods DC	1	Industrial	Warehouse	Fee		7603 Energy Parkway	Baltimore	Baltimore	MD	21226	1995		274,152	Square Feet	100.0%	10/1/2015	$20,500,000	8/25/2015
1.028		Property	Chantilly DC	1	Industrial	Warehouse	Fee		3920 Stonecroft Boulevard	Chantilly	Fairfax	VA	20151	1998		160,111	Square Feet	100.0%	10/1/2015	$20,200,000	8/24/2015
1.029		Property	Bolingbrook CC Bldg 3	1	Industrial	Distribution Warehouse	Fee		115 East Crossroads Parkway	Bolingbrook	Will	IL	60440	2003		284,747	Square Feet	100.0%	10/1/2015	$19,500,000	8/19/2015
1.030		Property	Northpoint CC	1	Industrial	Distribution Warehouse	Fee		350 South Northpoint Drive	Coppell	Dallas	TX	75019	2013		300,800	Square Feet	100.0%	10/1/2015	$19,500,000	8/20/2015
1.031		Property	Franklin Square IC I	1	Industrial	Warehouse	Fee		10001 Franklin Square Drive	Rossville	Baltimore	MD	21236	1996		218,532	Square Feet	100.0%	10/1/2015	$19,300,000	8/25/2015
1.032		Property	Rock Quarry Building #1	1	Industrial	Distribution Warehouse	Fee		4024 Rock Quarry	Dallas	Dallas	TX	75211	2007		324,000	Square Feet	100.0%	10/1/2015	$19,100,000	8/27/2015
1.033		Property	Aurora DC III	1	Industrial	Distribution Warehouse	Fee		2380 Diehl Road	Aurora	DuPage	IL	60502	1996		304,482	Square Feet	100.0%	10/1/2015	$19,000,000	8/18/2015
1.034		Property	Washington (DC) Corporate Center	1	Industrial	Warehouse	Fee		2850 New York Avenue North East	Washington	District of Columbia	DC	20002	1965		122,708	Square Feet	100.0%	10/1/2015	$18,400,000	8/25/2015
1.035		Property	Aurora DC 1	1	Industrial	Distribution Warehouse	Fee		1203 Bilter Road	Aurora	Kane	IL	60502	2007		294,740	Square Feet	100.0%	10/1/2015	$18,100,000	8/18/2015
1.036		Property	Waterfront DC	1	Industrial	Warehouse	Fee		100 Burma Road	Jersey City	Hudson	NJ	07305	1963		167,000	Square Feet	100.0%	10/1/2015	$17,900,000	9/24/2015
1.037		Property	Pureland DC I	1	Industrial	Warehouse	Fee		2239 High Hill Road	Logan Township	Gloucester	NJ	08085	1986		273,333	Square Feet	100.0%	10/1/2015	$17,800,000	9/15/2015
1.038		Property	Bedford Park IA	1	Industrial	Distribution Warehouse	Fee		5139 West 73rd Street	Bedford Park	Cook	IL	60638	2006		270,789	Square Feet	100.0%	10/1/2015	$17,800,000	8/22/2015
1.039		Property	Prairie Point Bldg 3	1	Industrial	Distribution Warehouse	Fee		2043 Corporate Drive	Naperville	DuPage	IL	60563	1999		303,800	Square Feet	100.0%	10/1/2015	$17,100,000	8/18/2015
1.040		Property	Greenwood DC	1	Industrial	Distribution Warehouse	Fee		700 Commerce Parkway	Greenwood	Johnson	IN	46143	1999		450,000	Square Feet	100.0%	10/1/2015	$16,600,000	8/19/2015
1.041		Property	Austin DC III	1	Industrial	Distribution Warehouse	Fee		2120 Grand Avenue Parkway	Austin	Travis	TX	78728	2008		171,586	Square Feet	100.0%	10/1/2015	$15,500,000	8/10/2015
1.042		Property	Franklin Square II	1	Industrial	Warehouse	Fee		9951 Franklin Square Drive	Rossville	Baltimore	MD	21236	2014		192,000	Square Feet	50.0%	10/1/2015	$15,500,000	8/25/2015
1.043		Property	Pureland DC II	1	Industrial	Warehouse	Fee		2255 High Hill Road	Logan Township	Gloucester	NJ	08085	1989		217,047	Square Feet	100.0%	10/1/2015	$15,100,000	9/15/2015
1.044		Property	Somerset IC	1	Industrial	Warehouse	Fee		1600 Cottontail Lane	Frankin Township	Somerset	NJ	08873	1988		180,402	Square Feet	100.0%	10/1/2015	$15,000,000	9/22/2015
1.045		Property	Rock Quarry Building #2	1	Industrial	Distribution Warehouse	Fee		3737 Rock Quarry	Dallas	Dallas	TX	75211	2007		251,100	Square Feet	100.0%	10/1/2015	$14,900,000	8/27/2015
1.046		Property	Brandon Woods DC II	1	Industrial	Warehouse	Fee		7621 Energy Parkway	Baltimore	Baltimore	MD	21226	1997		222,636	Square Feet		10/1/2015	$14,900,000	8/25/2015
1.047		Property	Centerpointe 5	1	Industrial	Distribution Warehouse	Fee		14300 Graham Street	Moreno Valley	Riverside	CA	92553	2007		180,043	Square Feet	100.0%	10/1/2015	$14,900,000	9/14/2015
1.048		Property	Industrial Parkway (CA) DC	1	Industrial	Distribution Warehouse	Fee		5404 Industrial Parkway	San Bernardino	San Bernardino	CA	92407	2008		191,216	Square Feet	100.0%	10/1/2015	$14,800,000	9/14/2015
1.049		Property	Beckwith Farms 2	1	Industrial	Distribution Warehouse	Fee		12002 Eastgate Boulevard	Mt. Juliet	Wilson	TN	37090	2009		247,500	Square Feet	100.0%	10/1/2015	$14,700,000	8/28/2015
1.050		Property	North Plainfield 2	1	Industrial	Distribution Warehouse	Fee		595 Perry Road	Plainfield	Hendricks	IN	46168	2000		444,580	Square Feet	28.9%	10/1/2015	$14,500,000	8/19/2015
1.051		Property	North Plainfield 4	1	Industrial	Distribution Warehouse	Fee		909 Whitaker Road	Plainfield	Hendricks	IN	46168	1998		381,493	Square Feet	75.0%	10/1/2015	$14,100,000	8/19/2015
1.052		Property	North Plainfield 5	1	Industrial	Distribution Warehouse	Fee		849 Whitaker Road	Plainfield	Hendricks	IN	46168	1999		381,472	Square Feet	100.0%	10/1/2015	$14,100,000	8/19/2015
1.053		Property	Somerset IC II Building I	1	Industrial	Warehouse	Fee		400 Pierce Street	Somerset	Somerset	NJ	08873	1986		157,244	Square Feet	100.0%	10/1/2015	$14,000,000	9/22/2015
1.054		Property	BWI Commerce Center II	1	Industrial	Warehouse	Fee		7463 New Ridge Road	Hanover	Baltimore	MD	21076	1981		198,369	Square Feet	100.0%	10/1/2015	$13,900,000	8/25/2015
1.055		Property	Commerce Farms DC 4	1	Industrial	Distribution Warehouse	Fee		610 Bridgestone Parkway	Lebanon	Wilson	TN	37090	2007		277,500	Square Feet	100.0%	10/1/2015	$13,500,000	8/28/2015
1.056		Property	Rock Run Bldg 6	1	Industrial	Distribution Warehouse	Fee		4001 Olympic Boulevard	Joliet	Will	IL	60431	2003		277,776	Square Feet	100.0%	10/1/2015	$13,300,000	8/19/2015
1.057		Property	Bolingbrook CC Bldg 4	1	Industrial	Distribution Warehouse	Fee		365 Marquette Drive	Bolingbrook	Will	IL	60440	2005		228,480	Square Feet		10/1/2015	$12,500,000	8/19/2015
1.058		Property	Bridge Point 2	1	Industrial	Distribution Warehouse	Fee		1020 Davey Road	Woodridge	DuPage	IL	60517	2009		119,122	Square Feet	100.0%	10/1/2015	$12,200,000	8/19/2015
1.059		Property	Burleson BP Bldg 3 (Austin DC I)	1	Industrial	Distribution Warehouse	Fee		4101 Smith School Road	Austin	Travis	TX	78744	2008		108,800	Square Feet	82.4%	10/1/2015	$12,100,000	8/10/2015
1.060		Property	10th Street Business Park 2	1	Industrial	Warehouse	Fee		1809 10th Street	Plano	Collin	TX	75074	1999		151,232	Square Feet	100.0%	10/1/2015	$11,800,000	8/26/2015
1.061		Property	Park 55	1	Industrial	Distribution Warehouse	Fee		575 West Crossroads Parkway	Bolingbrook	Will	IL	60440	2003		145,000	Square Feet	31.0%	10/1/2015	$11,700,000	8/19/2015
1.062		Property	Valwood West Industrial A	1	Industrial	Warehouse	Fee		2025 West Beltline Road	Carrollton	Dallas	TX	75006	1997		201,354	Square Feet	81.9%	10/1/2015	$11,500,000	8/27/2015
1.063		Property	Baltimore IC	1	Industrial	Warehouse	Fee		8801 Citation Road	Baltimore	Baltimore	MD	21221	1969		156,797	Square Feet	100.0%	10/1/2015	$11,200,000	8/25/2015
1.064		Property	Englewood DC	1	Industrial	Warehouse	Fee		330 South Van Brunt Street	Englewood	Bergen	NJ	07631	1978		103,000	Square Feet	100.0%	10/1/2015	$10,400,000	9/17/2015
1.065		Property	Centerpointe 9	1	Industrial	Distribution Warehouse	Fee		23650 Brodiaea Avenue	Moreno Valley	Riverside	CA	92553	2007		130,002	Square Feet	100.0%	10/1/2015	$10,400,000	9/14/2015
1.066		Property	Aurora DC 2	1	Industrial	Distribution Warehouse	Fee		1207 Bilter Road	Aurora	Kane	IL	60502	2007		124,897	Square Feet	100.0%	10/1/2015	$10,300,000	8/18/2015
1.067		Property	Redlands Industrial Center IB	1	Industrial	Distribution Warehouse	Fee		2456 Lugonia Avenue	Redlands	San Bernardino	CA	92374	2008		128,141	Square Feet	100.0%	10/1/2015	$10,000,000	9/14/2015
1.068		Property	Somerset IC II Building II	1	Industrial	Warehouse	Fee		625 Pierce Street	Somerset	Somerset	NJ	08873	1988		117,651	Square Feet	100.0%	10/1/2015	$9,900,000	9/22/2015
1.069		Property	Hofer Ranch TRS Building 3	1	Industrial	Distribution Warehouse	Fee		2880 East Jurupa Street	Ontario	San Bernardino	CA	91761	2012		103,646	Square Feet	100.0%	10/1/2015	$9,700,000	9/15/2015
1.070		Property	BWI Commerce Center I	1	Industrial	Warehouse	Fee		7453 Candlewood Road	Hanover	Baltimore	MD	21076	1986		128,800	Square Feet	100.0%	10/1/2015	$9,500,000	8/25/2015
1.071		Property	Burleson BP Bldg 1 (Austin DC I)	1	Industrial	Distribution Warehouse	Fee		4101 Smith School Road	Austin	Travis	TX	78744	2008		108,800	Square Feet	76.5%	10/1/2015	$9,500,000	8/10/2015
1.072		Property	Raceway Crossings IC Bldg 3 (Austin DC II)	1	Industrial	Distribution Warehouse	Fee		16310 Bratton Lane	Austin	Travis	TX	78728	2008		99,200	Square Feet	100.0%	10/1/2015	$9,500,000	8/10/2015
1.073		Property	Freeport DC Bldg 2	1	Industrial	Warehouse	Fee		921 West Bethel Road Bldg 200	Coppell	Dallas	TX	75019	2009		144,000	Square Feet	100.0%	10/1/2015	$9,500,000	8/17/2015
1.074		Property	Concours DC	1	Industrial	Distribution Warehouse	Fee		5505 Concours Street	Ontario	San Bernardino	CA	91764	2001		102,878	Square Feet		10/1/2015	$9,400,000	9/14/2015
1.075		Property	Raceway Crossings IC Bldg 2 (Austin DC II)	1	Industrial	Distribution Warehouse	Fee		16310 Bratton Lane	Austin	Travis	TX	78728	2008		99,200	Square Feet	100.0%	10/1/2015	$9,300,000	8/10/2015
1.076		Property	Hagerstown - Industrial Lane DC	1	Industrial	Warehouse	Fee		16604 Industrial Lane	Williamsport	Washington	MD	21795	1986		170,858	Square Feet	94.8%	10/1/2015	$9,200,000	8/27/2015
1.077		Property	Maple Point 1	1	Industrial	Distribution Warehouse	Fee		10335 Argonne Woods Drive	Woodridge	DuPage	IL	60517	2002		84,960	Square Feet	100.0%	10/1/2015	$9,200,000	8/19/2015
1.078		Property	Freeport DC Bldg 1	1	Industrial	Warehouse	Fee		921 West Bethel Road Bldg 100	Coppell	Dallas	TX	75019	2009		140,000	Square Feet	100.0%	10/1/2015	$9,100,000	8/17/2015
1.079		Property	Capital Beltway CC	1	Industrial	Warehouse	Fee		4501 Auth Place	Suitland	Prince George’s	MD	20746	1986		113,512	Square Feet	100.0%	10/1/2015	$9,000,000	8/25/2015
1.080		Property	Centerpointe Trailer Lot	1	Industrial	Distribution Warehouse	Fee		23400 Cactus Avenue	Moreno Valley	Riverside	CA	92553	2014		0	Square Feet	100.0%	10/1/2015	$8,800,000	9/14/2015
1.081		Property	Randall Crossing DC	1	Industrial	Distribution Warehouse	Fee		2755 Alft Lane	Elgin	Kane	IL	60124	2007		100,294	Square Feet	100.0%	10/1/2015	$8,700,000	8/18/2015
1.082		Property	Burleson BP Bldg 2 (Austin DC I)	1	Industrial	Distribution Warehouse	Fee		4101 Smith School Road	Austin	Travis	TX	78744	2008		108,800	Square Feet	35.3%	10/1/2015	$8,500,000	8/10/2015
1.083		Property	Maple Point 2	1	Industrial	Distribution Warehouse	Fee		10330 Argonne Woods Drive	Woodridge	DuPage	IL	60517	2002		81,583	Square Feet	100.0%	10/1/2015	$8,200,000	8/19/2015
1.084		Property	Hollins End 6	1	Industrial	Warehouse	Fee		4733 Trident Court	Halethorpe	Baltimore	MD	21227	1972		120,000	Square Feet	100.0%	10/1/2015	$8,200,000	8/25/2015
1.085		Property	Freeport DC Bldg 3	1	Industrial	Warehouse	Fee		921 West Bethel Road Bldg 300	Coppell	Dallas	TX	75019	2009		130,250	Square Feet	100.0%	10/1/2015	$8,000,000	8/17/2015
1.086		Property	Redlands Industrial Center II	1	Industrial	Distribution Warehouse	Fee		2466 Lugonia Avenue	Redlands	San Bernardino	CA	92374	2008		99,363	Square Feet	100.0%	10/1/2015	$7,900,000	9/14/2015
1.087		Property	Hollins End 1	1	Industrial	Warehouse	Fee		4734-4756 Trident Court	Halethorpe	Baltimore	MD	21227	1972		120,796	Square Feet	100.0%	10/1/2015	$7,700,000	8/25/2015
1.088		Property	Hollins End 2	1	Industrial	Warehouse	Fee		4710-4732 Trident Court	Halethorpe	Baltimore	MD	21227	1972		120,312	Square Feet	66.8%	10/1/2015	$7,700,000	8/25/2015
1.089		Property	Valwood West Industrial D	1	Industrial	Warehouse	Fee		2029 Westgate Drive	Carrollton	Dallas	TX	75006	1998		127,620	Square Feet	100.0%	10/1/2015	$7,600,000	8/27/2015
1.090		Property	Redlands Industrial Center IA	1	Industrial	Distribution Warehouse	Fee		1450 Mountain View	Redlands	San Bernardino	CA	92374	2008		99,580	Square Feet	100.0%	10/1/2015	$7,600,000	9/14/2015
1.091		Property	Valwood West Industrial C	1	Industrial	Warehouse	Fee		2045 Westgate Drive	Carrollton	Dallas	TX	75006	1999		134,266	Square Feet	100.0%	10/1/2015	$7,500,000	8/27/2015
1.092		Property	10th Street Business Park 1	1	Industrial	Warehouse	Fee		1801 10th Street	Plano	Collin	TX	75074	1999		100,000	Square Feet	100.0%	10/1/2015	$7,500,000	8/26/2015
1.093		Property	Columbia Park IC	1	Industrial	Warehouse	Fee		2109 Columbia Park Drive	Edgewood	Harford	MD	21040	1997		107,070	Square Feet	100.0%	10/1/2015	$6,700,000	8/25/2015
1.094		Property	Valley View BC Bldg 2	1	Industrial	Warehouse	Fee		5375 FAA Boulevard	Irving	Dallas	TX	75061	2006		117,000	Square Feet	100.0%	10/1/2015	$6,700,000	8/17/2015
1.095		Property	Valley View BC Bldg 1	1	Industrial	Warehouse	Fee		5325 FAA Boulevard	Irving	Dallas	TX	75061	2006		91,674	Square Feet	100.0%	10/1/2015	$6,400,000	8/17/2015
1.096		Property	Crossroads DC III	1	Industrial	Warehouse	Fee		7451 Coca Cola Drive	Baltimore	Baltimore	MD	21075	2007		50,850	Square Feet	100.0%	10/1/2015	$6,200,000	8/25/2015
1.097		Property	Northpointe DC Bldg 1	1	Industrial	Flex	Fee		44901 Falcon Place	Dulles	Loudoun	VA	20166	1989		46,432	Square Feet	84.0%	10/1/2015	$5,900,000	8/24/2015
1.098		Property	Park 88	1	Industrial	Distribution Warehouse	Fee		2580 Diehl Road	Aurora	DuPage	IL	60502	2003		65,477	Square Feet	77.8%	10/1/2015	$5,600,000	8/18/2015
1.099		Property	Ameriplex	1	Industrial	Flex	Fee		5252 Decatur Boulevard	Indianapolis	Marion	IN	46241	1997		119,000	Square Feet	100.0%	10/1/2015	$5,600,000	8/19/2015

 A-1-4

Annex A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

				MORTGAGED PROPERTY CHARACTERISTICS
Loan ID	Footnotes	Property Flag	Property Name	No. of Properties	General Property Type	Detailed Property Type	Title Type(5)(6)	Ground Lease Initial Lease Expiration Date(5)	Address	City	County	State	Zip Code	Year Built	Year Renovated	Net Rentable Area SF/Units/Acres/ Rooms/Pads(7)	Units of Measure	Occupancy Rate(7)(8)	Occupancy Rate As-of Date	Appraised Value(9)	Appraisal As-of Date
1.100		Property	Vista Point South 5	1	Industrial	Flex	Fee		633 East State Highway 121 Bypass	Coppell	Dallas	TX	75019	2007		41,223	Square Feet	100.0%	10/1/2015	$5,500,000	8/20/2015
1.101		Property	Hollins End 5	1	Industrial	Warehouse	Fee		4715 Trident Court	Halethorpe	Baltimore	MD	21227	1972		80,618	Square Feet	100.0%	10/1/2015	$5,200,000	8/25/2015
1.102		Property	Northpointe DC Bldg 2	1	Industrial	Flex	Fee		44931 Falcon Place	Dulles	Loudoun	VA	20166	1988		36,654	Square Feet	100.0%	10/1/2015	$5,100,000	8/24/2015
1.103		Property	Vista Point South 6	1	Industrial	Flex	Fee		645 East State Highway 121 Bypass	Coppell	Dallas	TX	75019	2007		36,080	Square Feet	100.0%	10/1/2015	$4,800,000	8/20/2015
1.104		Property	Raceway Crossings IC Bldg 1 (Austin DC II)	1	Industrial	Distribution Warehouse	Fee		16310 Bratton Lane	Austin	Travis	TX	78728	2008		51,200	Square Feet	100.0%	10/1/2015	$4,800,000	8/10/2015
1.105		Property	Vista Point South 4	1	Industrial	Flex	Fee		621 East State Highway 121 Bypass	Coppell	Dallas	TX	75019	2007		37,100	Square Feet	31.6%	10/1/2015	$4,500,000	8/20/2015
1.106		Property	Vista Point South 3	1	Industrial	Flex	Fee		615 East State Highway 121 Bypass	Coppell	Dallas	TX	75019	2005		35,580	Square Feet	100.0%	10/1/2015	$4,400,000	8/20/2015
1.107		Property	North Plainfield 3	1	Industrial	Distribution Warehouse	Fee		923 Whitaker Road	Plainfield	Hendricks	IN	46168	1997		123,200	Square Feet	42.9%	10/1/2015	$4,000,000	8/19/2015
1.108		Property	Vista Point South 1	1	Industrial	Flex	Fee		609 East State Highway 121 Bypass	Coppell	Dallas	TX	75019	2005		27,770	Square Feet	100.0%	10/1/2015	$3,700,000	8/20/2015
1.109		Property	Bolingbrook VMF	1	Industrial	Distribution Warehouse	Fee		273 Marquette Drive	Bolingbrook	Will	IL	60440	2004		19,314	Square Feet	100.0%	10/1/2015	$3,500,000	8/19/2015
1.110		Property	Vista Point South 2	1	Industrial	Flex	Fee		611 East State Highway 121 Bypass	Coppell	Dallas	TX	75019	2005		30,200	Square Feet	42.3%	10/1/2015	$3,100,000	8/20/2015
1.111		Property	Hollins End 3	1	Industrial	Warehouse	Fee		4700 Trident Court	Halethorpe	Baltimore	MD	21227	1972		44,374	Square Feet	100.0%	10/1/2015	$2,900,000	8/25/2015
1.112		Property	Hollins End 4	1	Industrial	Warehouse	Fee		4701 Trident Court	Halethorpe	Baltimore	MD	21227	1972		33,600	Square Feet	100.0%	10/1/2015	$2,200,000	8/25/2015
1.113		Property	Freeport DC Bldg 6	1	Industrial	Warehouse	Fee		777 Freeport Parkway	Coppell	Dallas	TX	75019	1996		12,500	Square Feet	100.0%	10/1/2015	$1,000,000	8/17/2015
1.114		Property	Freeport DC Bldg 5	1	Industrial	Warehouse	Fee		777 Freeport Parkway	Coppell	Dallas	TX	75019	1980		13,927	Square Feet	100.0%	10/1/2015	$900,000	8/17/2015
2		Loan	FedEx Brooklyn	1	Industrial	Distribution Warehouse	Fee		830 Fountain Avenue	Brooklyn	Kings	NY	11208	2015		278,721	Square Feet	100.0%	2/6/2016	$195,000,000	8/26/2015
3		Loan	Starwood Capital Extended Stay Portfolio	50	Hotel	Extended Stay	Fee		Various	Various	Various	Various	Various	Various	Various	6,106	Rooms	76.3%	4/30/2015	$311,000,000	Various
3.01		Property	Crestwood Suites Denver - Aurora	1	Hotel	Extended Stay	Fee		14090 East Evans Avenue	Aurora	Arapahoe	CO	80014	2000	2013-2014	148	Rooms	79.1%	4/30/2015	$13,300,000	5/5/2015
3.02		Property	Sun Suites New Orleans (Metairie)	1	Hotel	Extended Stay	Fee		4409 Hearst Street	Metairie	Jefferson	LA	70001	1998	2013-2014	132	Rooms	84.0%	4/30/2015	$12,400,000	5/7/2015
3.03		Property	Sun Suites New Orleans (Harvey)	1	Hotel	Extended Stay	Fee		1101 Manhattan Boulevard	Harvey	Jefferson	LA	70058	1998	2013-2014	126	Rooms	85.3%	4/30/2015	$11,200,000	5/7/2015
3.04		Property	Sun Suites Hobby (Clearlake)	1	Hotel	Extended Stay	Fee		12485 Gulf Freeway	Houston	Harris	TX	77034	1999	2013-2014	135	Rooms	91.1%	4/30/2015	$10,800,000	5/5/2015
3.05		Property	Sun Suites Plano	1	Hotel	Extended Stay	Fee		200 Russeau Drive	Plano	Collin	TX	75023	1998	2013-2014	135	Rooms	91.0%	4/30/2015	$10,400,000	5/5/2015
3.06		Property	Sun Suites Westchase	1	Hotel	Extended Stay	Fee		3100 West Sam Houston Parkway South	Houston	Harris	TX	77042	1998	2013-2014	127	Rooms	82.0%	4/30/2015	$10,300,000	5/4/2015
3.07		Property	Crestwood Suites Marietta Roswell Road	1	Hotel	Extended Stay	Fee		2030 Roswell Road	Marietta	Cobb	GA	30062	2001	2013-2014	125	Rooms	88.8%	4/30/2015	$8,900,000	4/30/2015
3.08		Property	Sun Suites Sugar Land (Stafford)	1	Hotel	Extended Stay	Fee		11620 Lebon Lane	Stafford	Fort Bend	TX	77477	1997	2013-2014	146	Rooms	88.3%	4/30/2015	$8,400,000	5/4/2015
3.09		Property	Sun Suites Raleigh	1	Hotel	Extended Stay	Fee		3215 Capital Boulevard	Raleigh	Wake	NC	27604	1999	2013-2014	137	Rooms	79.8%	4/30/2015	$8,000,000	5/6/2015
3.10		Property	Sun Suites Intercontinental Greenspoint	1	Hotel	Extended Stay	Fee		12010 Kuykendahl Road	Houston	Harris	TX	77067	1998		135	Rooms	88.3%	4/30/2015	$8,000,000	5/5/2015
3.11		Property	Crestwood Suites Nashville Madison	1	Hotel	Extended Stay	Fee		665 Myatt Drive	Madison	Davidson	TN	37115	1998	2013-2014	137	Rooms	90.3%	4/30/2015	$7,900,000	5/1/2015
3.12		Property	Sun Suites Cumming	1	Hotel	Extended Stay	Fee		555 Lake Center Parkway	Cumming	Forsyth	GA	30040	1997	2013-2014	127	Rooms	75.1%	4/30/2015	$7,900,000	5/4/2015
3.13		Property	Crestwood Suites Murfreesboro	1	Hotel	Extended Stay	Fee		1345 Old Fort Parkway	Murfreesboro	Rutherford	TN	37129	1998	2013-2014	136	Rooms	83.8%	4/30/2015	$7,400,000	5/1/2015
3.14		Property	Sun Suites Smyrna	1	Hotel	Extended Stay	Fee		3000 Highlands Parkway	Smyrna	Cobb	GA	30082	1997	2013-2014	125	Rooms	93.8%	4/30/2015	$7,100,000	4/30/2015
3.15		Property	Sun Suites Dallas - Garland	1	Hotel	Extended Stay	Fee		10477 Metric Drive	Dallas	Dallas	TX	75243	1998	2013-2014	135	Rooms	90.8%	4/30/2015	$7,100,000	5/5/2015
3.16		Property	Sun Suites DFW Airport - Lewisville	1	Hotel	Extended Stay	Fee		324 East Corporate Drive	Lewisville	Denton	TX	75067	1998	2013-2014	135	Rooms	85.4%	4/30/2015	$7,100,000	5/5/2015
3.17		Property	Sun Suites Charlotte - Matthews	1	Hotel	Extended Stay	Fee		8530 East Independence Boulevard	Charlotte	Mecklenburg	NC	28227	1999	2013-2014	140	Rooms	81.5%	4/30/2015	$6,900,000	5/4/2015
3.18		Property	Crestwood Suites Disney Orlando	1	Hotel	Extended Stay	Fee		8010 Presidents Drive	Orlando	Orange	FL	32809	1998	2013-2014	144	Rooms	78.0%	4/30/2015	$6,800,000	5/7/2015
3.19		Property	Crestwood Suites Orlando UCF	1	Hotel	Extended Stay	Fee		11424 University Boulevard	Orlando	Orange	FL	32817	1999	2013-2014	134	Rooms	79.8%	4/30/2015	$6,800,000	5/7/2015
3.20		Property	Crestwood Suites Snellville	1	Hotel	Extended Stay	Fee		1784 Presidential Circle	Snellville	Gwinnett	GA	30078	1992	2013-2014	130	Rooms	92.4%	4/30/2015	$6,700,000	5/2/2015
3.21		Property	Sun Suites Suwanee	1	Hotel	Extended Stay	Fee		95 Celebration Drive	Suwanee	Gwinnett	GA	30024	1997	2013-2014	127	Rooms	82.6%	4/30/2015	$6,600,000	5/4/2015
3.22		Property	Home Towne Suites Kannapolis	1	Hotel	Extended Stay	Fee		3200 Cloverleaf Parkway	Kannapolis	Cabarrus	NC	28083	1999	2013-2014	80	Rooms	74.0%	4/30/2015	$6,600,000	5/4/2015
3.23		Property	Sun Suites Corpus Christi	1	Hotel	Extended Stay	Fee		5142 Oakhurst Drive	Corpus Christi	Nueces	TX	78411	1998	2013-2014	135	Rooms	71.6%	4/30/2015	$5,900,000	5/4/2015
3.24		Property	Home Towne Suites Tuscaloosa	1	Hotel	Extended Stay	Fee		1650 Veterans Memorial Parkway	Tuscaloosa	Tuscaloosa	AL	35404	2004	2013-2014	124	Rooms	53.5%	4/30/2015	$5,900,000	5/6/2015
3.25		Property	Sun Suites Jacksonville	1	Hotel	Extended Stay	Fee		8555 Baymeadows Way	Jacksonville	Duval	FL	32256	2000	2013-2014	135	Rooms	76.3%	4/30/2015	$5,800,000	5/7/2015
3.26		Property	Sun Suites Chesapeake	1	Hotel	Extended Stay	Fee		1520 Crossways Boulevard	Chesapeake	Chesapeake	VA	23320	2000	2013-2014	135	Rooms	71.2%	4/30/2015	$5,800,000	5/6/2015
3.27		Property	Crestwood Suites Fort Myers	1	Hotel	Extended Stay	Fee		7071 Lakeridge Court Southwest	Fort Myers	Lee	FL	33907	2000	2013-2014	137	Rooms	58.5%	4/30/2015	$5,700,000	5/8/2015
3.28		Property	Crestwood Suites Greensboro Airport	1	Hotel	Extended Stay	Fee		501 Americhase Drive	Greensboro	Guilford	NC	27409	2000	2013-2014	137	Rooms	68.8%	4/30/2015	$5,700,000	5/5/2015
3.29		Property	Crestwood Suites Austin	1	Hotel	Extended Stay	Fee		12989 Research Boulevard	Austin	Williamson	TX	78750	1998	2013-2014	151	Rooms	65.9%	4/30/2015	$5,500,000	5/6/2015
3.30		Property	Sun Suites Gwinnett	1	Hotel	Extended Stay	Fee		3720 Steve Reynolds Boulevard	Duluth	Gwinnett	GA	30096	1996	2013-2014	102	Rooms	93.0%	4/30/2015	$5,500,000	5/4/2015
3.31		Property	Crestwood Suites Marietta - Town Center Mall	1	Hotel	Extended Stay	Fee		2353 Barrett Creek Parkway	Marietta	Cobb	GA	30066	1996	2013-2014	133	Rooms	80.3%	4/30/2015	$5,300,000	4/30/2015
3.32		Property	Crestwood Suites Baton Rouge	1	Hotel	Extended Stay	Fee		5222 South Sherwood Forest Boulevard	Baton Rouge	East Baton Rouge	LA	70816	1998	2013-2014	137	Rooms	77.6%	4/30/2015	$5,100,000	5/7/2015
3.33		Property	Home Towne Suites Columbus	1	Hotel	Extended Stay	Fee		6040 Knology Way	Columbus	Muscogee	GA	31909	2007	2013-2014	78	Rooms	69.2%	4/30/2015	$4,900,000	5/6/2015
3.34		Property	Crestwood Suites NW Houston	1	Hotel	Extended Stay	Fee		12925 Northwest Freeway	Houston	Harris	TX	77040	1997	2013-2014	146	Rooms	68.8%	4/30/2015	$4,800,000	5/5/2015
3.35		Property	Home Towne Suites Auburn	1	Hotel	Extended Stay	Fee		1188 Commerce Drive	Auburn	Lee	AL	36830	1999	2013-2014	64	Rooms	79.8%	4/30/2015	$4,800,000	5/6/2015
3.36		Property	Sun Suites Stockbridge	1	Hotel	Extended Stay	Fee		2235 Mount Zion Parkway	Morrow	Clayton	GA	30260	1995	2013-2014	126	Rooms	90.4%	4/30/2015	$4,500,000	5/2/2015
3.37		Property	Home Towne Suites Anderson	1	Hotel	Extended Stay	Fee		151 Civic Center Boulevard	Anderson	Anderson	SC	29625	1999	2013-2014	80	Rooms	64.8%	4/30/2015	$4,200,000	5/4/2015
3.38		Property	Crestwood Suites Colorado Springs	1	Hotel	Extended Stay	Fee		6210 Corporate Drive	Colorado Springs	El Paso	CO	80919	2000	2013-2014	147	Rooms	51.5%	4/30/2015	$4,100,000	5/5/2015
3.39		Property	Home Towne Suites Prattville	1	Hotel	Extended Stay	Fee		688 Summit Parkway	Prattville	Autauga	AL	36066	1999	2013-2014	64	Rooms	68.1%	4/30/2015	$3,900,000	5/6/2015
3.40		Property	Crestwood Suites High Point	1	Hotel	Extended Stay	Fee		2680 North Main Street	High Point	Guilford	NC	27265	2000	2013-2014	137	Rooms	61.8%	4/30/2015	$3,500,000	5/5/2015
3.41		Property	Sun Suites Birmingham	1	Hotel	Extended Stay	Fee		424 Commons Drive	Birmingham	Jefferson	AL	35209	1999	2013-2014	135	Rooms	72.6%	4/30/2015	$3,400,000	5/7/2015
3.42		Property	Sun Suites Kennesaw Town Center	1	Hotel	Extended Stay	Fee		3174 Barrett Lakes Boulevard	Kennesaw	Cobb	GA	30144	1997	2013-2014	105	Rooms	88.1%	4/30/2015	$3,400,000	4/30/2015
3.43		Property	Sun Suites Greensboro	1	Hotel	Extended Stay	Fee		1200 Lanada Road	Greensboro	Guilford	NC	27407	1998	2013-2014	133	Rooms	67.6%	4/30/2015	$3,300,000	5/5/2015
3.44		Property	Home Towne Suites Greenville	1	Hotel	Extended Stay	Fee		2111 West Arlington Boulevard	Greenville	Pitt	NC	27834	1999	2013-2014	70	Rooms	67.5%	4/30/2015	$2,700,000	5/6/2015
3.45		Property	Sun Suites Hattiesburg	1	Hotel	Extended Stay	Fee		121 West Park Drive	Hattiesburg	Lamar	MS	39402	2000	2013-2014	116	Rooms	55.9%	4/30/2015	$2,300,000	4/29/2015
3.46		Property	Home Towne Suites Decatur	1	Hotel	Extended Stay	Fee		2125 Jameson Place Southwest	Decatur	Morgan	AL	35603	2000	2013-2014	70	Rooms	53.4%	4/30/2015	$2,100,000	5/7/2015
3.47		Property	Home Towne Suites Bowling Green	1	Hotel	Extended Stay	Fee		1929 Mel Browning Street	Bowling Green	Warren	KY	42104	2003	2013-2014	106	Rooms	56.2%	4/30/2015	$2,100,000	4/30/2015
3.48		Property	Sun Suites Gulfport Airport	1	Hotel	Extended Stay	Fee		9145 Highway 49	Gulfport	Harrison	MS	39503	1999	2013-2014	128	Rooms	62.9%	4/30/2015	$1,800,000	4/29/2015
3.49		Property	Crestwood Suites Newport News	1	Hotel	Extended Stay	Fee		11 Old Oyster Point Road	Newport News	Newport News	VA	23602	2005	2013-2014	109	Rooms	61.1%	4/30/2015	$1,600,000	5/6/2015
3.50		Property	Home Towne Suites Clarksville	1	Hotel	Extended Stay	Fee		129 Westfield Court	Clarksville	Montgomery	TN	37040	1999		70	Rooms	64.2%	4/30/2015	$1,600,000	4/30/2015
4		Loan	Ellicott House	1	Multifamily	High Rise	Fee		4849 Connecticut Avenue Northwest	Washington	Washington	DC	20008	1974	2007-2015	327	Units	97.6%	10/7/2015	$81,500,000	8/31/2015
5		Loan	401 Market	1	Office	CBD	Fee		401 Market Street / 101 North Independence Mall	Philadelphia	Philadelphia	PA	19106	1971	2015	484,643	Square Feet	100.0%	7/1/2015	$77,800,000	7/8/2015
6		Loan	Baldwin Hills Center	1	Retail	Unanchored	Fee		3601-3747 South La Brea Avenue; 5110-5130 Rodeo Road	Los Angeles	Los Angeles	CA	90016	1955	1993, 2001, 2004, 2012-2014	127,054	Square Feet	85.9%	10/16/2015	$51,400,000	10/10/2015
7		Loan	Embassy Suites and Claypool Court	1	Hotel	Full Service	Fee & Leasehold	10/31/2035	110 West Washington Street	Indianapolis	Marion	IN	46204	1985	2011-2012	360	Rooms	73.9%	8/31/2015	$51,700,000	8/28/2015
8		Loan	Rosecroft Mews Apartments	1	Multifamily	Garden	Fee		2428 Corning Avenue	Fort Washington	Prince George’s	MD	20744	1965	2005	304	Units	95.4%	10/30/2015	$35,100,000	6/26/2015
9		Loan	Triple Net Acquisitions Portfolio - Pool 1	4	Various	Various	Fee		Various	Various	Various	Various	Various	Various	Various	339,405	Square Feet	100.0%	2/6/2016	$34,850,000	Various
9.01		Property	508 Fishkill Avenue	1	Industrial	Recycling Center	Fee		508 Fishkill Avenue	Beacon/Fishkill	Dutchess	NY	12508	2011		56,125	Square Feet	100.0%	2/6/2016	$12,650,000	9/1/2015
9.02		Property	758 East Utah Valley Drive	1	Office	Suburban	Fee		758 East Utah Valley Drive	American Fork	Utah	UT	84003	1996		53,480	Square Feet	100.0%	2/6/2016	$10,000,000	9/1/2015
9.03		Property	10701 East 126th Street North	1	Industrial	Manufacturing	Fee		10701 East 126th Street North	Collinsville	Tulsa	OK	74021	2002	2005-2006, 2008-2009	150,750	Square Feet	100.0%	2/6/2016	$9,600,000	3/1/2016
9.04		Property	1200 North Maitlen Drive	1	Industrial	Manufacturing	Fee		1200 North Maitlen Drive	Cushing	Payne	OK	74023	1984	2006	79,050	Square Feet	100.0%	2/6/2016	$2,600,000	9/1/2015
10		Loan	San Diego HHSA Building	1	Office	Suburban	Fee		649 & 715 West Mission Avenue	Escondido	San Diego	CA	92025	1977	2015	111,285	Square Feet	95.7%	9/1/2015	$31,300,000	6/22/2015
11		Loan	DoubleTree Commerce	1	Hotel	Full Service	Leasehold	11/16/2054	5757 Telegraph Road	Commerce	Los Angeles	CA	90040	1991	2007	201	Rooms	88.5%	8/31/2015	$31,600,000	9/1/2016
12		Loan	Sheraton Lincoln Harbor Hotel	1	Hotel	Full Service	Fee		500 Harbor Boulevard	Weehawken	Hudson	NJ	07086	1991, 1999	2009-2010, 2015	358	Rooms	83.9%	7/31/2015	$128,000,000	8/20/2015
13		Loan	Windwood Oaks Apartments	1	Multifamily	Garden	Fee		202 Windwood Oaks Drive	Tampa	Hillsborough	FL	33613	1985		352	Units	94.0%	10/9/2015	$26,400,000	9/10/2015
14		Loan	Stone Gables Apartments	1	Multifamily	Garden	Fee		9000 Stone Gates Drive	Raeford	Hoke	NC	28376	2013		192	Units	95.8%	10/1/2015	$24,100,000	9/3/2015
15		Loan	Madison Park	1	Office	Office/Retail	Leasehold	2/8/2054	3511-3525 & 3445 Pacific Coast Highway	Torrance	Los Angeles	CA	90505	1988		92,784	Square Feet	95.7%	6/5/2015	$27,000,000	5/18/2015
16		Loan	Officescape and Corporate Hill Portfolio	5	Office	Suburban	Fee		Various	Worthington	Franklin	OH	43085	Various	Various	347,600	Square Feet	85.7%	8/31/2015	$25,350,000	5/28/2015
16.01		Property	Corporate Hill III	1	Office	Suburban	Fee		250 Old Wilson Bridge Road	Worthington	Franklin	OH	43085	1982	2005	96,712	Square Feet	78.7%	8/31/2015	$8,350,000	5/28/2015
16.02		Property	Corporate Hill IV	1	Office	Suburban	Fee		300 Old Wilson Bridge Road	Worthington	Franklin	OH	43085	1986	2000	90,014	Square Feet	99.2%	8/31/2015	$7,300,000	5/28/2015
16.03		Property	Officescape III	1	Office	Suburban	Fee		400 West Wilson Bridge	Worthington	Franklin	OH	43085	1977		57,831	Square Feet	88.1%	8/31/2015	$3,450,000	5/28/2015
16.04		Property	Officescape II	1	Office	Suburban	Fee		450 West Wilson Bridge	Worthington	Franklin	OH	43085	1974		50,847	Square Feet	76.5%	8/31/2015	$3,250,000	5/28/2015
16.05		Property	Officescape I	1	Office	Suburban	Fee		500 West Wilson Bridge	Worthington	Franklin	OH	43085	1976		52,196	Square Feet	81.4%	8/31/2015	$3,000,000	5/28/2015
17		Loan	University Plains	1	Multifamily	Student Housing	Fee		4912 Mortensen Road	Ames	Story	IA	50014	2001	2015	540	Beds	99.3%	9/9/2015	$22,900,000	8/1/2016
18		Loan	Ivy Ridge Apartments	1	Multifamily	Garden	Fee		2650 Bentley Road Southeast	Marietta	Cobb	GA	30067	1971	2015	207	Units	99.0%	5/14/2015	$20,300,000	6/1/2016
19		Loan	Reynolds MHC Portfolio 2	8	Manufactured Housing	Manufactured Housing	Fee		Various	Various	Various	Various	Various	Various		847	Pads	83.5%	Various	$19,730,000	Various
19.01		Property	Rex Aire MHC	1	Manufactured Housing	Manufactured Housing	Fee		71 Rex Aire Court	Arnold	Jefferson	MO	63010	1975		100	Pads	97.0%	9/15/2015	$3,570,000	7/13/2015
19.02		Property	Valley View Terrace MHC	1	Manufactured Housing	Manufactured Housing	Fee		410 West Forrest Street, Suite 55	Belle Plaine	Scott	MN	56011	1974, 1975		68	Pads	86.8%	9/15/2015	$3,420,000	7/14/2015
19.03		Property	Mobile Manor Estate	1	Manufactured Housing	Manufactured Housing	Fee		2206 West MacArthur Road	Wichita	Sedgwick	KS	67217	1957		254	Pads	65.7%	9/15/2015	$2,940,000	7/9/2015
19.04		Property	West Hill MHC	1	Manufactured Housing	Manufactured Housing	Fee		2637 Regency Drive	Emporia	Lyon	KS	66801	1970		114	Pads	86.8%	9/15/2015	$2,340,000	7/9/2015
19.05		Property	Cherokee Village	1	Manufactured Housing	Manufactured Housing	Fee		100 Pinecrest Drive	Ruidoso	Lincoln	NM	88345	1970		107	Pads	97.2%	9/15/2015	$2,340,000	7/7/2015
19.06		Property	Mobile Lodge	1	Manufactured Housing	Manufactured Housing	Fee		619 Whitfield Street	Lecompton	Douglas	KS	66050	1971		55	Pads	94.5%	9/15/2015	$1,880,000	7/9/2015
19.07		Property	Hillview	1	Manufactured Housing	Manufactured Housing	Fee		3215 South 42nd Street	Saint Joseph	Buchanan	MO	64503	1975		88	Pads	85.2%	9/15/2015	$1,730,000	7/12/2015

 A-1-5

Annex A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

				MORTGAGED PROPERTY CHARACTERISTICS
Loan ID	Footnotes	Property Flag	Property Name	No. of Properties	General Property Type	Detailed Property Type	Title Type(5)(6)	Ground Lease Initial Lease Expiration Date(5)	Address	City	County	State	Zip Code	Year Built	Year Renovated	Net Rentable Area SF/Units/Acres/ Rooms/Pads(7)	Units of Measure	Occupancy Rate(7)(8)	Occupancy Rate As-of Date	Appraised Value(9)	Appraisal As-of Date
19.08		Property	Cherry Acres	1	Manufactured Housing	Manufactured Housing	Fee		20070 Justice Road	Orchard City	Delta	CO	81410	1972		61	Pads	88.5%	6/25/2015	$1,510,000	7/8/2015
20		Loan	2100 Acklen Flats	1	Multifamily	Multifamily/Retail	Fee		2100 Acklen Avenue	Nashville	Davidson	TN	37212	2015		42	Units	100.0%	8/28/2015	$20,100,000	8/31/2015
21		Loan	Holiday Inn Austin	1	Hotel	Full Service	Fee		6000 Middle Fiskville Road	Austin	Travis	TX	78752	1975	2013-2014	189	Rooms	76.8%	9/30/2015	$21,400,000	7/30/2015
22		Loan	Summerlin Gateway Plaza	1	Retail	Shadow Anchored	Fee		7450-7560 West Lake Mead Boulevard	Las Vegas	Clark	NV	89128	1998		62,528	Square Feet	89.1%	6/19/2015	$22,700,000	8/13/2015
23		Loan	Frisco Plaza	1	Retail	Unanchored	Fee		2330 Preston Road	Frisco	Collin	TX	75034	2004		61,453	Square Feet	100.0%	9/30/2015	$18,500,000	8/29/2015
24		Loan	DoubleTree Spokane	1	Hotel	Full Service	Fee		322 North Spokane Falls Court	Spokane	Spokane	WA	99201	1974		375	Rooms	71.7%	8/31/2015	$30,000,000	9/3/2015
25		Loan	VPS MHC Portfolio	3	Manufactured Housing	Manufactured Housing	Fee		Various	Various	Various	Various	Various	Various		806	Pads	75.1%	8/31/2015	$15,570,000	8/28/2015
25.01		Property	Pinecrest Village	1	Manufactured Housing	Manufactured Housing	Fee		6700 Jefferson Paige Road	Shreveport	Caddo	LA	71119	1973		517	Pads	65.6%	8/31/2015	$7,440,000	8/28/2015
25.02		Property	Stonegate MHC	1	Manufactured Housing	Manufactured Housing	Fee		6801 West 70th Street	Shreveport	Caddo	LA	71129	1975		180	Pads	91.1%	8/31/2015	$4,410,000	8/28/2015
25.03		Property	The Vineyards	1	Manufactured Housing	Manufactured Housing	Fee		3268 East Road	Clifton	Mesa	CO	81520	1966, 2008		109	Pads	93.6%	8/31/2015	$3,720,000	8/26/2015
26		Loan	Falcon Glen Apartments	1	Multifamily	Garden	Fee		4808 West Wingspan Lane	Greenfield	Milwaukee	WI	53228	2014-2015		72	Units	97.2%	9/22/2015	$15,500,000	8/21/2015
27		Loan	Villa Broussard	1	Multifamily	Garden	Fee		231 Saint Nazaire Road	Broussard	Lafayette	LA	70518	2014		100	Units	96.0%	9/22/2015	$16,300,000	8/19/2015
28		Loan	579 Executive Campus	1	Industrial	Flex	Fee		579 Executive Campus Drive	Westerville	Delaware	OH	43082	2004		110,598	Square Feet	89.8%	1/21/2015	$14,650,000	9/8/2015
29		Loan	Savannah Place Apartments	1	Multifamily	Garden	Fee		400 Magnolia Branch Drive	Winston-Salem	Forsyth	NC	27104	1991		172	Units	95.3%	9/1/2015	$12,675,000	9/2/2015
30		Loan	Park Vista Waupaca	1	Multifamily	Independent Living	Fee		950 County Road QQ	Waupaca	Waupaca	WI	54981	2002		94	Units	91.5%	9/14/2015	$14,100,000	8/5/2015
31		Loan	Staybridge Suites Augusta	1	Hotel	Extended Stay	Fee		2540 Center West Parkway	Augusta	Richmond	GA	30909	2008		92	Rooms	85.5%	3/31/2015	$15,100,000	3/23/2015
32		Loan	Cape Horn Square	1	Retail	Anchored	Fee		693 Lombard Road	Red Lion	York	PA	17356	1992	2003	118,213	Square Feet	89.8%	6/30/2015	$11,850,000	6/26/2015
33		Loan	Mesa Ridge	1	Multifamily	Garden	Fee		108 Vaquero Lane	El Paso	El Paso	TX	79912	1972		247	Units	85.8%	10/8/2015	$10,800,000	10/8/2015
34		Loan	Park at Bellaire	1	Multifamily	Garden	Fee		6333 Chimney Rock	Houston	Harris	TX	77081	1966	2009-2015	223	Units	96.4%	9/22/2015	$9,460,000	9/24/2015
35		Loan	Arthur Square	1	Multifamily	Garden	Fee		1501 Poole Avenue	Port Arthur	Jefferson	TX	77642	1968	2012-2013	226	Units	92.5%	6/30/2015	$10,020,000	7/1/2015
36		Loan	Holiday Inn Express Atlanta NE I-85 Clairmont	1	Hotel	Limited Service	Fee		2920 Clairmont Road	Atlanta	De Kalb	GA	30329	1998	2011	80	Rooms	73.8%	8/31/2015	$11,000,000	7/31/2015
37		Loan	Lantern Estates MHP	1	Manufactured Housing	Manufactured Housing	Fee		2909 Lynndhurst Drive	Indianapolis	Morgan	IN	46421	1968		220	Pads	83.2%	9/30/2015	$9,110,000	9/2/2015
38		Loan	Stony Creek Portfolio	2	Hotel	Limited Service	Fee		Various	Stony Creek	Sussex	VA	23882	Various	2012-2013	135	Rooms	56.7%	7/31/2015	$8,900,000	8/1/2015
38.01		Property	Hampton Inn	1	Hotel	Limited Service	Fee		10476 Blue Star Highway	Stony Creek	Sussex	VA	23882	2004	2012-2013	71	Rooms	62.5%	7/31/2015	$5,600,000	8/1/2015
38.02		Property	Sleep Inn	1	Hotel	Limited Service	Fee		11019 Blue Star Highway	Stony Creek	Sussex	VA	23882	2001	2012-2013	64	Rooms	50.2%	7/31/2015	$3,300,000	8/1/2015
39		Loan	Pineherst Apartments	1	Multifamily	Student Housing	Fee		201 and 203 Pine Street	Clemson	Pickens	SC	29631	2015		96	Beds	100.0%	9/10/2015	$8,200,000	9/24/2015
40		Loan	Heritage Square	1	Retail	Retail/Multifamily	Fee		Southeast & Southwest corner of State Route 25 & Illinois Avenue	Saint Charles	Kane	IL	60174	2002, 2005		52,640	Square Feet	99.0%	7/31/2015	$8,130,000	8/7/2015
41		Loan	Tower East Offices	1	Office	Suburban	Fee		20600 Chagrin Boulevard	Shaker Heights	Cuyahoga	OH	44122	1969		164,595	Square Feet	76.3%	9/14/2015	$11,500,000	9/22/2015
42		Loan	Walgreens - Philadelphia	1	Retail	Single Tenant	Fee		7001 Frankford Avenue	Philadelphia	Philadelphia	PA	19135	1999		13,825	Square Feet	100.0%	2/6/2016	$8,600,000	7/20/2015
43		Loan	Grayson Self-Storage Portfolio	3	Self Storage	Self Storage	Fee		Various	Various	Grayson	TX	Various	Various		955	Units	92.7%	8/24/2015	$7,750,000	8/26/2015
43.01		Property	Five Star Storage	1	Self Storage	Self Storage	Fee		3621 Pottsboro Road	Denison	Grayson	TX	75020	2003		325	Units	96.9%	8/24/2015	$3,290,000	8/26/2015
43.02		Property	Hometown Storage	1	Self Storage	Self Storage	Fee		12384 FM 121	Van Alstyne	Grayson	TX	75495	2008		315	Units	90.5%	8/24/2015	$2,350,000	8/26/2015
43.03		Property	Easy Self Storage	1	Self Storage	Self Storage	Fee		2511 North Travis Street	Sherman	Grayson	TX	75092	2008		315	Units	90.5%	8/24/2015	$2,110,000	8/26/2015
44		Loan	Cypress Gardens MHC	1	Manufactured Housing	Manufactured Housing	Fee		4650 East Lake Mead Boulevard	Las Vegas	Clark	NV	89115	1988		131	Pads	84.0%	9/30/2015	$6,700,000	7/31/2015
45		Loan	Pokras Properties	2	Retail	Various	Fee		Various	Las Vegas	Clark	NV	Various	Various		19,445	Square Feet	100.0%	9/30/2015	$7,600,000	7/26/2015
45.01		Property	Tropicana Centre	1	Retail	Shadow Anchored	Fee		5955 and 5965 West Tropicana Avenue	Las Vegas	Clark	NV	89118	1997		8,733	Square Feet	100.0%	9/30/2015	$4,000,000	7/26/2015
45.02		Property	Flamingo Jones Plaza	1	Retail	Unanchored	Fee		6105-6115 West Flamingo	Las Vegas	Clark	NV	89103	1988		10,712	Square Feet	100.0%	9/30/2015	$3,600,000	7/26/2015
46		Loan	Avalon Apartments	1	Multifamily	Student Housing	Fee		333 South 1000 East	St. George	Washington	UT	84770	1986	2010-2014	288	Beds	99.0%	9/1/2015	$8,900,000	9/2/2015
47		Loan	Custer Bridges	1	Retail	Unanchored	Fee		5955 Custer Road	Frisco	Collin	TX	75035	2008		14,053	Square Feet	100.0%	9/1/2015	$6,290,000	9/8/2015
48		Loan	The Plazas at Lakewood Forest	1	Retail	Unanchored	Fee		11550 Louetta Road	Houston	Harris	TX	77070	2002		26,439	Square Feet	77.3%	10/2/2015	$6,900,000	10/4/2015
49		Loan	Magnolia Lane MHC	1	Manufactured Housing	Manufactured Housing	Fee		2616 West Orangethorpe Avenue	Fullerton	Orange	CA	92833	1961	2015	48	Pads	97.9%	9/30/2015	$6,350,000	10/7/2015
50		Loan	Dominion Market Plaza	1	Retail	Anchored	Fee		910 Great Bridge Boulevard	Chesapeake	Chesapeake	VA	23320	1990	1999	75,506	Square Feet	87.8%	10/1/2015	$5,550,000	9/14/2015
51		Loan	West Side Plaza	1	Retail	Anchored	Fee		1750 Martin Luther King Boulevard	Houma	Terrebonne Parish	LA	70360	2003		36,728	Square Feet	86.5%	10/1/2015	$5,480,000	6/10/2015
52		Loan	Comfort Inn Lumberton	1	Hotel	Limited Service	Fee		3610 Dawn Drive	Lumberton	Robeson	NC	28360	2008		70	Rooms	63.1%	8/31/2015	$6,000,000	7/22/2015
53		Loan	New Lebanon Plaza	1	Retail	Anchored	Fee		580 West Main Street	New Lebanon	Montgomery	OH	45345	1997		52,053	Square Feet	82.3%	10/1/2015	$5,130,000	5/27/2015
54		Loan	Duke University Medical Office	1	Office	Medical	Fee		2503 East Lyon Station Road	Creedmoor	Granville	NC	27522	2010		16,024	Square Feet	100.0%	2/6/2016	$5,000,000	8/26/2015
55		Loan	Quantum On The Bay Retail	1	Retail	Unanchored	Fee		1900 North Bayshore Drive	Miami	Miami-Dade	FL	33132	2007		6,902	Square Feet	100.0%	7/3/2015	$5,350,000	6/26/2015
56		Loan	Springfield Meadows	1	Manufactured Housing	Manufactured Housing	Fee		4100 Troy Road	Springfield	Clark	OH	45502	1970		124	Pads	92.7%	8/31/2015	$4,340,000	8/25/2015
57		Loan	Plover Pine Village	1	Manufactured Housing	Manufactured Housing	Fee		2501-2701 Forest Drive	Plover	Portage	WI	54467	1979		235	Pads	65.1%	6/30/2015	$4,400,000	8/10/2015
58		Loan	Hot Springs	1	Retail	Shadow Anchored	Fee		4043 Central Avenue	Hot Springs	Garland	AR	71913	2002		24,000	Square Feet	100.0%	11/10/2015	$4,300,000	12/30/2014
59		Loan	Woodland MHC/RV Resort	1	Manufactured Housing	Manufactured Housing	Fee		39100 Northwest Pacific Highway	Woodland	Clark	WA	98674	1962		66	Pads	97.0%	9/1/2015	$2,665,000	7/7/2015

 A-1-6

Annex A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

MORTGAGE LOAN CHARACTERISTICS
Loan ID	Footnotes	Property Flag	Property Name	Mortgage Rate(10)	Administrative Fee Rate(11)	Subservicing Fee Rate(11)	Master Servicing Fee Rate(11)	Pari Passu Loan Primary Servicing Fee Rate(11)	Trustee Fee Rate(11)	Trust Advisor Fee Rate(11)	Asset Representations Reviewer Fee(11)	CREFC Fee Rate(11)	Interest Accrual Basis	Seasoning (mos.)	ARD (Yes/No)(10)	Original Term to Maturity (mos.)	Remaining Term to Maturity (mos.)	Original Interest-Only Period (mos.)	Remaining Interest-Only Period (mos.)	Original Amortization Term (mos.)	Remaining Amortization Term (mos.)	Note Date	First Payment Date
1		Loan	GLP Industrial Portfolio A	4.1439213%	0.01313%	0.00125%	0.00250%	0.00000%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	3	No	120	117	120	117	0	0	11/4/2015	12/6/2015
1.001		Property	Inland Empire Indian Ave DC
1.002		Property	Centerpointe 4
1.003		Property	Hofer Ranch IC Bldg 1
1.004		Property	Denver DC
1.005		Property	Freeport DC Bldg 4
1.006		Property	Ontario Mills DC
1.007		Property	Hagerstown Distribution Center
1.008		Property	Beckwith Farms DC
1.009		Property	Crossroads DC I
1.010		Property	Centerpointe 6
1.011		Property	I-95 DC
1.012		Property	Chino Spec Forward
1.013		Property	Bedford Park II
1.014		Property	Landover DC
1.015		Property	North Plainfield 8
1.016		Property	Sterling DC
1.017		Property	Clifton DC
1.018		Property	Beckwith Farms 3
1.019		Property	Collington Commerce Center
1.020		Property	Bedford Park IB
1.021		Property	Elam Farms DC
1.022		Property	Champagne DC
1.023		Property	Bridge Point 1
1.024		Property	Center Square DC
1.025		Property	Park 355
1.026		Property	Commerce Farms DC 3
1.027		Property	Brandon Woods DC
1.028		Property	Chantilly DC
1.029		Property	Bolingbrook CC Bldg 3
1.030		Property	Northpoint CC
1.031		Property	Franklin Square IC I
1.032		Property	Rock Quarry Building #1
1.033		Property	Aurora DC III
1.034		Property	Washington (DC) Corporate Center
1.035		Property	Aurora DC 1
1.036		Property	Waterfront DC
1.037		Property	Pureland DC I
1.038		Property	Bedford Park IA
1.039		Property	Prairie Point Bldg 3
1.040		Property	Greenwood DC
1.041		Property	Austin DC III
1.042		Property	Franklin Square II
1.043		Property	Pureland DC II
1.044		Property	Somerset IC
1.045		Property	Rock Quarry Building #2
1.046		Property	Brandon Woods DC II
1.047		Property	Centerpointe 5
1.048		Property	Industrial Parkway (CA) DC
1.049		Property	Beckwith Farms 2
1.050		Property	North Plainfield 2
1.051		Property	North Plainfield 4
1.052		Property	North Plainfield 5
1.053		Property	Somerset IC II Building I
1.054		Property	BWI Commerce Center II
1.055		Property	Commerce Farms DC 4
1.056		Property	Rock Run Bldg 6
1.057		Property	Bolingbrook CC Bldg 4
1.058		Property	Bridge Point 2
1.059		Property	Burleson BP Bldg 3 (Austin DC I)
1.060		Property	10th Street Business Park 2
1.061		Property	Park 55
1.062		Property	Valwood West Industrial A
1.063		Property	Baltimore IC
1.064		Property	Englewood DC
1.065		Property	Centerpointe 9
1.066		Property	Aurora DC 2
1.067		Property	Redlands Industrial Center IB
1.068		Property	Somerset IC II Building II
1.069		Property	Hofer Ranch TRS Building 3
1.070		Property	BWI Commerce Center I
1.071		Property	Burleson BP Bldg 1 (Austin DC I)
1.072		Property	Raceway Crossings IC Bldg 3 (Austin DC II)
1.073		Property	Freeport DC Bldg 2
1.074		Property	Concours DC
1.075		Property	Raceway Crossings IC Bldg 2 (Austin DC II)
1.076		Property	Hagerstown - Industrial Lane DC
1.077		Property	Maple Point 1
1.078		Property	Freeport DC Bldg 1
1.079		Property	Capital Beltway CC
1.080		Property	Centerpointe Trailer Lot
1.081		Property	Randall Crossing DC
1.082		Property	Burleson BP Bldg 2 (Austin DC I)
1.083		Property	Maple Point 2
1.084		Property	Hollins End 6
1.085		Property	Freeport DC Bldg 3
1.086		Property	Redlands Industrial Center II
1.087		Property	Hollins End 1
1.088		Property	Hollins End 2
1.089		Property	Valwood West Industrial D
1.090		Property	Redlands Industrial Center IA
1.091		Property	Valwood West Industrial C
1.092		Property	10th Street Business Park 1
1.093		Property	Columbia Park IC
1.094		Property	Valley View BC Bldg 2
1.095		Property	Valley View BC Bldg 1
1.096		Property	Crossroads DC III
1.097		Property	Northpointe DC Bldg 1
1.098		Property	Park 88
1.099		Property	Ameriplex

 A-1-7

Annex A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

MORTGAGE LOAN CHARACTERISTICS
Loan ID	Footnotes	Property Flag	Property Name	Mortgage Rate(10)	Administrative Fee Rate(11)	Subservicing Fee Rate(11)	Master Servicing Fee Rate(11)	Pari Passu Loan Primary Servicing Fee Rate(11)	Trustee Fee Rate(11)	Trust Advisor Fee Rate(11)	Asset Representations Reviewer Fee(11)	CREFC Fee Rate(11)	Interest Accrual Basis	Seasoning (mos.)	ARD (Yes/No)(10)	Original Term to Maturity (mos.)	Remaining Term to Maturity (mos.)	Original Interest-Only Period (mos.)	Remaining Interest-Only Period (mos.)	Original Amortization Term (mos.)	Remaining Amortization Term (mos.)	Note Date	First Payment Date
1.100		Property	Vista Point South 5
1.101		Property	Hollins End 5
1.102		Property	Northpointe DC Bldg 2
1.103		Property	Vista Point South 6
1.104		Property	Raceway Crossings IC Bldg 1 (Austin DC II)
1.105		Property	Vista Point South 4
1.106		Property	Vista Point South 3
1.107		Property	North Plainfield 3
1.108		Property	Vista Point South 1
1.109		Property	Bolingbrook VMF
1.110		Property	Vista Point South 2
1.111		Property	Hollins End 3
1.112		Property	Hollins End 4
1.113		Property	Freeport DC Bldg 6
1.114		Property	Freeport DC Bldg 5
2		Loan	FedEx Brooklyn	4.2800%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	3	Yes	120	117	120	117	0	0	10/22/2015	12/6/2015
3		Loan	Starwood Capital Extended Stay Portfolio	4.01625%	0.01438%	0.00250%	0.00250%	0.00000%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	7	No	60	53	24	17	360	360	6/11/2015	8/6/2015
3.01		Property	Crestwood Suites Denver - Aurora
3.02		Property	Sun Suites New Orleans (Metairie)
3.03		Property	Sun Suites New Orleans (Harvey)
3.04		Property	Sun Suites Hobby (Clearlake)
3.05		Property	Sun Suites Plano
3.06		Property	Sun Suites Westchase
3.07		Property	Crestwood Suites Marietta Roswell Road
3.08		Property	Sun Suites Sugar Land (Stafford)
3.09		Property	Sun Suites Raleigh
3.10		Property	Sun Suites Intercontinental Greenspoint
3.11		Property	Crestwood Suites Nashville Madison
3.12		Property	Sun Suites Cumming
3.13		Property	Crestwood Suites Murfreesboro
3.14		Property	Sun Suites Smyrna
3.15		Property	Sun Suites Dallas - Garland
3.16		Property	Sun Suites DFW Airport - Lewisville
3.17		Property	Sun Suites Charlotte - Matthews
3.18		Property	Crestwood Suites Disney Orlando
3.19		Property	Crestwood Suites Orlando UCF
3.20		Property	Crestwood Suites Snellville
3.21		Property	Sun Suites Suwanee
3.22		Property	Home Towne Suites Kannapolis
3.23		Property	Sun Suites Corpus Christi
3.24		Property	Home Towne Suites Tuscaloosa
3.25		Property	Sun Suites Jacksonville
3.26		Property	Sun Suites Chesapeake
3.27		Property	Crestwood Suites Fort Myers
3.28		Property	Crestwood Suites Greensboro Airport
3.29		Property	Crestwood Suites Austin
3.30		Property	Sun Suites Gwinnett
3.31		Property	Crestwood Suites Marietta - Town Center Mall
3.32		Property	Crestwood Suites Baton Rouge
3.33		Property	Home Towne Suites Columbus
3.34		Property	Crestwood Suites NW Houston
3.35		Property	Home Towne Suites Auburn
3.36		Property	Sun Suites Stockbridge
3.37		Property	Home Towne Suites Anderson
3.38		Property	Crestwood Suites Colorado Springs
3.39		Property	Home Towne Suites Prattville
3.40		Property	Crestwood Suites High Point
3.41		Property	Sun Suites Birmingham
3.42		Property	Sun Suites Kennesaw Town Center
3.43		Property	Sun Suites Greensboro
3.44		Property	Home Towne Suites Greenville
3.45		Property	Sun Suites Hattiesburg
3.46		Property	Home Towne Suites Decatur
3.47		Property	Home Towne Suites Bowling Green
3.48		Property	Sun Suites Gulfport Airport
3.49		Property	Crestwood Suites Newport News
3.50		Property	Home Towne Suites Clarksville
4		Loan	Ellicott House	4.2280%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	3	No	120	117	120	117	0	0	10/20/2015	12/6/2015
5		Loan	401 Market	4.7200%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	4	No	120	116	60	56	360	360	9/22/2015	11/6/2015
6		Loan	Baldwin Hills Center	4.6900%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	3	No	120	117	60	57	360	360	11/2/2015	12/6/2015
7		Loan	Embassy Suites and Claypool Court	4.1290%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	4	No	120	116	36	32	360	360	9/29/2015	11/6/2015
8		Loan	Rosecroft Mews Apartments	4.8600%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	5	No	120	115	60	55	360	360	8/27/2015	10/6/2015
9		Loan	Triple Net Acquisitions Portfolio - Pool 1	5.0500%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	3	No	120	117	0	0	300	297	10/13/2015	12/6/2015
9.01		Property	508 Fishkill Avenue
9.02		Property	758 East Utah Valley Drive
9.03		Property	10701 East 126th Street North
9.04		Property	1200 North Maitlen Drive
10		Loan	San Diego HHSA Building	4.6040%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	4	No	120	116	0	0	360	356	9/14/2015	11/6/2015
11		Loan	DoubleTree Commerce	4.5500%	0.06438%	0.05000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	3	No	84	81	24	21	360	360	10/20/2015	12/6/2015
12		Loan	Sheraton Lincoln Harbor Hotel	4.9900%	0.01438%	0.00250%	0.00250%	0.00000%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	4	No	120	116	96	92	360	360	10/1/2015	11/6/2015
13		Loan	Windwood Oaks Apartments	4.8500%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	3	No	120	117	36	33	360	360	10/30/2015	12/6/2015
14		Loan	Stone Gables Apartments	4.8700%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	3	No	120	117	0	0	360	357	10/21/2015	12/6/2015
15		Loan	Madison Park	4.6800%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	6	No	120	114	24	18	360	360	7/29/2015	9/6/2015
16		Loan	Officescape and Corporate Hill Portfolio	4.8900%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	4	No	120	116	0	0	360	356	10/6/2015	11/6/2015
16.01		Property	Corporate Hill III
16.02		Property	Corporate Hill IV
16.03		Property	Officescape III
16.04		Property	Officescape II
16.05		Property	Officescape I
17		Loan	University Plains	4.7350%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	4	No	120	116	60	56	360	360	9/17/2015	11/6/2015
18		Loan	Ivy Ridge Apartments	4.8400%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	6	No	60	54	12	6	360	360	7/7/2015	9/6/2015
19		Loan	Reynolds MHC Portfolio 2	5.0000%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	4	No	120	116	0	0	360	356	10/6/2015	11/6/2015
19.01		Property	Rex Aire MHC
19.02		Property	Valley View Terrace MHC
19.03		Property	Mobile Manor Estate
19.04		Property	West Hill MHC
19.05		Property	Cherokee Village
19.06		Property	Mobile Lodge
19.07		Property	Hillview

 A-1-8

Annex A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

				MORTGAGE LOAN CHARACTERISTICS
Loan ID	Footnotes	Property Flag	Property Name	Mortgage Rate(10)	Administrative Fee Rate(11)	Subservicing Fee Rate(11)	Master Servicing Fee Rate(11)	Pari Passu Loan Primary Servicing Fee Rate(11)	Trustee Fee Rate(11)	Trust Advisor Fee Rate(11)	Asset Representations Reviewer Fee(11)	CREFC Fee Rate(11)	Interest Accrual Basis	Seasoning (mos.)	ARD (Yes/No)(10)	Original Term to Maturity (mos.)	Remaining Term to Maturity (mos.)	Original Interest-Only Period (mos.)	Remaining Interest-Only Period (mos.)	Original Amortization Term (mos.)	Remaining Amortization Term (mos.)	Note Date	First Payment Date
19.08		Property	Cherry Acres
20		Loan	2100 Acklen Flats	4.5980%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	4	No	120	116	0	0	360	356	9/23/2015	11/6/2015
21		Loan	Holiday Inn Austin	4.6900%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	4	No	60	56	12	8	360	360	9/30/2015	11/6/2015
22		Loan	Summerlin Gateway Plaza	4.3500%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	4	No	120	116	120	116	0	0	9/24/2015	11/6/2015
23		Loan	Frisco Plaza	5.2900%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	3	No	120	117	24	21	360	360	10/23/2015	12/6/2015
24		Loan	DoubleTree Spokane	3.5500%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	4	No	60	56	60	56	0	0	10/2/2015	11/6/2015
25		Loan	VPS MHC Portfolio	4.8900%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	3	No	120	117	0	0	360	357	10/30/2015	12/6/2015
25.01		Property	Pinecrest Village
25.02		Property	Stonegate MHC
25.03		Property	The Vineyards
26		Loan	Falcon Glen Apartments	4.7010%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	3	No	120	117	0	0	360	357	10/20/2015	12/6/2015
27		Loan	Villa Broussard	4.7200%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	3	No	120	117	36	33	360	360	10/28/2015	12/6/2015
28		Loan	579 Executive Campus	4.6620%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	4	No	120	116	0	0	360	356	10/2/2015	11/6/2015
29		Loan	Savannah Place Apartments	4.3160%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	4	No	60	56	18	14	360	360	10/1/2015	11/6/2015
30		Loan	Park Vista Waupaca	4.7100%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	4	No	120	116	0	0	360	356	10/6/2015	11/6/2015
31		Loan	Staybridge Suites Augusta	4.8900%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	8	No	120	112	0	0	300	292	6/4/2015	7/6/2015
32		Loan	Cape Horn Square	4.9100%	0.06438%	0.05000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	3	No	120	117	0	0	360	357	10/9/2015	12/6/2015
33		Loan	Mesa Ridge	4.5500%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	3	No	120	117	36	33	360	360	10/28/2015	12/6/2015
34		Loan	Park at Bellaire	5.4000%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	3	No	120	117	0	0	360	357	11/5/2015	12/6/2015
35		Loan	Arthur Square	4.7600%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	5	No	120	115	24	19	360	360	9/4/2015	10/6/2015
36		Loan	Holiday Inn Express Atlanta NE I-85 Clairmont	5.2800%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	3	No	120	117	0	0	360	357	10/26/2015	12/6/2015
37		Loan	Lantern Estates MHP	5.0100%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	3	No	120	117	24	21	360	360	10/30/2015	12/6/2015
38		Loan	Stony Creek Portfolio	4.9600%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	4	No	120	116	0	0	360	356	9/30/2015	11/6/2015
38.01		Property	Hampton Inn
38.02		Property	Sleep Inn
39		Loan	Pineherst Apartments	4.6600%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	3	No	120	117	60	57	360	360	10/13/2015	12/6/2015
40		Loan	Heritage Square	4.9600%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	3	No	120	117	36	33	360	360	10/20/2015	12/6/2015
41		Loan	Tower East Offices	5.0800%	0.06188%	0.05000%	0.00250%	0.00000%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	3	No	120	117	0	0	360	357	10/30/2015	12/6/2015
42		Loan	Walgreens - Philadelphia	4.5800%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	4	No	120	116	60	56	360	360	10/1/2015	11/6/2015
43		Loan	Grayson Self-Storage Portfolio	4.7100%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	3	No	120	117	36	33	360	360	10/13/2015	12/6/2015
43.01		Property	Five Star Storage
43.02		Property	Hometown Storage
43.03		Property	Easy Self Storage
44		Loan	Cypress Gardens MHC	4.6680%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	4	No	120	116	24	20	360	360	9/10/2015	11/6/2015
45		Loan	Pokras Properties	4.9700%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	4	No	120	116	24	20	360	360	10/9/2015	11/6/2015
45.01		Property	Tropicana Centre
45.02		Property	Flamingo Jones Plaza
46		Loan	Avalon Apartments	4.9900%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	4	No	120	116	36	32	360	360	9/16/2015	11/6/2015
47		Loan	Custer Bridges	4.7800%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	3	No	120	117	36	33	360	360	10/16/2015	12/6/2015
48		Loan	The Plazas at Lakewood Forest	5.0200%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	3	No	120	117	60	57	360	360	10/30/2015	12/6/2015
49		Loan	Magnolia Lane MHC	4.7300%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	3	No	120	117	0	0	360	357	10/30/2015	12/6/2015
50		Loan	Dominion Market Plaza	4.8500%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	3	No	120	117	0	0	300	297	10/30/2015	12/6/2015
51		Loan	West Side Plaza	5.1100%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	3	No	120	117	24	21	360	360	10/30/2015	12/6/2015
52		Loan	Comfort Inn Lumberton	5.5000%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	3	No	120	117	0	0	300	297	10/28/2015	12/6/2015
53		Loan	New Lebanon Plaza	4.9800%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	4	No	120	116	12	8	300	300	10/1/2015	11/6/2015
54		Loan	Duke University Medical Office	4.7940%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	3	No	120	117	36	33	360	360	10/21/2015	12/6/2015
55		Loan	Quantum On The Bay Retail	4.7700%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	5	No	120	115	36	31	360	360	9/1/2015	10/6/2015
56		Loan	Springfield Meadows	4.8300%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	4	No	120	116	0	0	360	356	10/6/2015	11/6/2015
57		Loan	Plover Pine Village	4.5500%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	4	No	120	116	0	0	360	356	10/5/2015	11/6/2015
58		Loan	Hot Springs	4.5100%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	4	No	120	116	18	14	360	360	10/2/2015	11/6/2015
59		Loan	Woodland MHC/RV Resort	4.8300%	0.01438%	0.00000%	0.00250%	0.00250%	0.00630%	0.00175%	0.00083%	0.00050%	Actual/360	4	No	120	116	0	0	360	356	9/15/2015	11/6/2015

 A-1-9

Annex A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

				MORTGAGE LOAN CHARACTERISTICS
Loan ID	Footnotes	Property Flag	Property Name	First P&I Payment Date (Partial IO Loans)	Maturity Date	ARD Loan Stated Maturity Date	Monthly Debt Service (P&I)	Monthly Debt Service (IO)(12)	Annual Debt Service (P&I)(13)	Annual Debt Service (IO)(13)	Lockbox Type(14)	Cash Management Status	Crossed With Other Loans	Related-Borrower Loans(15)	UW NOI DSCR (P&I)(16)	UW NOI DSCR (IO)	UW NCF DSCR (P&I)(16)	UW NCF DSCR (IO)	Cut-Off Date LTV Ratio(9)	Maturity Date LTV Ratio(9)	Grace Period to Late Charge (Days)	Grace Period to Default (Days)	Due Date	Prepayment Provisions (No. of Payments)(17)(18)
1		Loan	GLP Industrial Portfolio A	NAP	11/6/2025	11/6/2025	$304,957.12	$304,957.12	$3,659,485	$3,659,485	Hard	Springing	No	No	4.33x	4.33x	3.97x	3.97x	30.5%	30.5%	0	0	6	YM1(113), O(7)
1.001		Property	Inland Empire Indian Ave DC												4.33x		3.97x		30.5%	30.5%
1.002		Property	Centerpointe 4												4.33x		3.97x		30.5%	30.5%
1.003		Property	Hofer Ranch IC Bldg 1												4.33x		3.97x		30.5%	30.5%
1.004		Property	Denver DC												4.33x		3.97x		30.5%	30.5%
1.005		Property	Freeport DC Bldg 4												4.33x		3.97x		30.5%	30.5%
1.006		Property	Ontario Mills DC												4.33x		3.97x		30.5%	30.5%
1.007		Property	Hagerstown Distribution Center												4.33x		3.97x		30.5%	30.5%
1.008		Property	Beckwith Farms DC												4.33x		3.97x		30.5%	30.5%
1.009		Property	Crossroads DC I												4.33x		3.97x		30.5%	30.5%
1.010		Property	Centerpointe 6												4.33x		3.97x		30.5%	30.5%
1.011		Property	I-95 DC												4.33x		3.97x		30.5%	30.5%
1.012		Property	Chino Spec Forward												4.33x		3.97x		30.5%	30.5%
1.013		Property	Bedford Park II												4.33x		3.97x		30.5%	30.5%
1.014		Property	Landover DC												4.33x		3.97x		30.5%	30.5%
1.015		Property	North Plainfield 8												4.33x		3.97x		30.5%	30.5%
1.016		Property	Sterling DC												4.33x		3.97x		30.5%	30.5%
1.017		Property	Clifton DC												4.33x		3.97x		30.5%	30.5%
1.018		Property	Beckwith Farms 3												4.33x		3.97x		30.5%	30.5%
1.019		Property	Collington Commerce Center												4.33x		3.97x		30.5%	30.5%
1.020		Property	Bedford Park IB												4.33x		3.97x		30.5%	30.5%
1.021		Property	Elam Farms DC												4.33x		3.97x		30.5%	30.5%
1.022		Property	Champagne DC												4.33x		3.97x		30.5%	30.5%
1.023		Property	Bridge Point 1												4.33x		3.97x		30.5%	30.5%
1.024		Property	Center Square DC												4.33x		3.97x		30.5%	30.5%
1.025		Property	Park 355												4.33x		3.97x		30.5%	30.5%
1.026		Property	Commerce Farms DC 3												4.33x		3.97x		30.5%	30.5%
1.027		Property	Brandon Woods DC												4.33x		3.97x		30.5%	30.5%
1.028		Property	Chantilly DC												4.33x		3.97x		30.5%	30.5%
1.029		Property	Bolingbrook CC Bldg 3												4.33x		3.97x		30.5%	30.5%
1.030		Property	Northpoint CC												4.33x		3.97x		30.5%	30.5%
1.031		Property	Franklin Square IC I												4.33x		3.97x		30.5%	30.5%
1.032		Property	Rock Quarry Building #1												4.33x		3.97x		30.5%	30.5%
1.033		Property	Aurora DC III												4.33x		3.97x		30.5%	30.5%
1.034		Property	Washington (DC) Corporate Center												4.33x		3.97x		30.5%	30.5%
1.035		Property	Aurora DC 1												4.33x		3.97x		30.5%	30.5%
1.036		Property	Waterfront DC												4.33x		3.97x		30.5%	30.5%
1.037		Property	Pureland DC I												4.33x		3.97x		30.5%	30.5%
1.038		Property	Bedford Park IA												4.33x		3.97x		30.5%	30.5%
1.039		Property	Prairie Point Bldg 3												4.33x		3.97x		30.5%	30.5%
1.040		Property	Greenwood DC												4.33x		3.97x		30.5%	30.5%
1.041		Property	Austin DC III												4.33x		3.97x		30.5%	30.5%
1.042		Property	Franklin Square II												4.33x		3.97x		30.5%	30.5%
1.043		Property	Pureland DC II												4.33x		3.97x		30.5%	30.5%
1.044		Property	Somerset IC												4.33x		3.97x		30.5%	30.5%
1.045		Property	Rock Quarry Building #2												4.33x		3.97x		30.5%	30.5%
1.046		Property	Brandon Woods DC II												4.33x		3.97x		30.5%	30.5%
1.047		Property	Centerpointe 5												4.33x		3.97x		30.5%	30.5%
1.048		Property	Industrial Parkway (CA) DC												4.33x		3.97x		30.5%	30.5%
1.049		Property	Beckwith Farms 2												4.33x		3.97x		30.5%	30.5%
1.050		Property	North Plainfield 2												4.33x		3.97x		30.5%	30.5%
1.051		Property	North Plainfield 4												4.33x		3.97x		30.5%	30.5%
1.052		Property	North Plainfield 5												4.33x		3.97x		30.5%	30.5%
1.053		Property	Somerset IC II Building I												4.33x		3.97x		30.5%	30.5%
1.054		Property	BWI Commerce Center II												4.33x		3.97x		30.5%	30.5%
1.055		Property	Commerce Farms DC 4												4.33x		3.97x		30.5%	30.5%
1.056		Property	Rock Run Bldg 6												4.33x		3.97x		30.5%	30.5%
1.057		Property	Bolingbrook CC Bldg 4												4.33x		3.97x		30.5%	30.5%
1.058		Property	Bridge Point 2												4.33x		3.97x		30.5%	30.5%
1.059		Property	Burleson BP Bldg 3 (Austin DC I)												4.33x		3.97x		30.5%	30.5%
1.060		Property	10th Street Business Park 2												4.33x		3.97x		30.5%	30.5%
1.061		Property	Park 55												4.33x		3.97x		30.5%	30.5%
1.062		Property	Valwood West Industrial A												4.33x		3.97x		30.5%	30.5%
1.063		Property	Baltimore IC												4.33x		3.97x		30.5%	30.5%
1.064		Property	Englewood DC												4.33x		3.97x		30.5%	30.5%
1.065		Property	Centerpointe 9												4.33x		3.97x		30.5%	30.5%
1.066		Property	Aurora DC 2												4.33x		3.97x		30.5%	30.5%
1.067		Property	Redlands Industrial Center IB												4.33x		3.97x		30.5%	30.5%
1.068		Property	Somerset IC II Building II												4.33x		3.97x		30.5%	30.5%
1.069		Property	Hofer Ranch TRS Building 3												4.33x		3.97x		30.5%	30.5%
1.070		Property	BWI Commerce Center I												4.33x		3.97x		30.5%	30.5%
1.071		Property	Burleson BP Bldg 1 (Austin DC I)												4.33x		3.97x		30.5%	30.5%
1.072		Property	Raceway Crossings IC Bldg 3 (Austin DC II)												4.33x		3.97x		30.5%	30.5%
1.073		Property	Freeport DC Bldg 2												4.33x		3.97x		30.5%	30.5%
1.074		Property	Concours DC												4.33x		3.97x		30.5%	30.5%
1.075		Property	Raceway Crossings IC Bldg 2 (Austin DC II)												4.33x		3.97x		30.5%	30.5%
1.076		Property	Hagerstown - Industrial Lane DC												4.33x		3.97x		30.5%	30.5%
1.077		Property	Maple Point 1												4.33x		3.97x		30.5%	30.5%
1.078		Property	Freeport DC Bldg 1												4.33x		3.97x		30.5%	30.5%
1.079		Property	Capital Beltway CC												4.33x		3.97x		30.5%	30.5%
1.080		Property	Centerpointe Trailer Lot												4.33x		3.97x		30.5%	30.5%
1.081		Property	Randall Crossing DC												4.33x		3.97x		30.5%	30.5%
1.082		Property	Burleson BP Bldg 2 (Austin DC I)												4.33x		3.97x		30.5%	30.5%
1.083		Property	Maple Point 2												4.33x		3.97x		30.5%	30.5%
1.084		Property	Hollins End 6												4.33x		3.97x		30.5%	30.5%
1.085		Property	Freeport DC Bldg 3												4.33x		3.97x		30.5%	30.5%
1.086		Property	Redlands Industrial Center II												4.33x		3.97x		30.5%	30.5%
1.087		Property	Hollins End 1												4.33x		3.97x		30.5%	30.5%
1.088		Property	Hollins End 2												4.33x		3.97x		30.5%	30.5%
1.089		Property	Valwood West Industrial D												4.33x		3.97x		30.5%	30.5%
1.090		Property	Redlands Industrial Center IA												4.33x		3.97x		30.5%	30.5%
1.091		Property	Valwood West Industrial C												4.33x		3.97x		30.5%	30.5%
1.092		Property	10th Street Business Park 1												4.33x		3.97x		30.5%	30.5%
1.093		Property	Columbia Park IC												4.33x		3.97x		30.5%	30.5%
1.094		Property	Valley View BC Bldg 2												4.33x		3.97x		30.5%	30.5%
1.095		Property	Valley View BC Bldg 1												4.33x		3.97x		30.5%	30.5%
1.096		Property	Crossroads DC III												4.33x		3.97x		30.5%	30.5%
1.097		Property	Northpointe DC Bldg 1												4.33x		3.97x		30.5%	30.5%
1.098		Property	Park 88												4.33x		3.97x		30.5%	30.5%
1.099		Property	Ameriplex												4.33x		3.97x		30.5%	30.5%

 A-1-10

Annex A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

				MORTGAGE LOAN CHARACTERISTICS
Loan ID	Footnotes	Property Flag	Property Name	First P&I Payment Date (Partial IO Loans)	Maturity Date	ARD Loan Stated Maturity Date	Monthly Debt Service (P&I)	Monthly Debt Service (IO)(12)	Annual Debt Service (P&I)(13)	Annual Debt Service (IO)(13)	Lockbox Type(14)	Cash Management Status	Crossed With Other Loans	Related-Borrower Loans(15)	UW NOI DSCR (P&I)(16)	UW NOI DSCR (IO)	UW NCF DSCR (P&I)(16)	UW NCF DSCR (IO)	Cut-Off Date LTV Ratio(9)	Maturity Date LTV Ratio(9)	Grace Period to Late Charge (Days)	Grace Period to Default (Days)	Due Date	Prepayment Provisions (No. of Payments)(17)(18)
1.100		Property	Vista Point South 5												4.33x		3.97x		30.5%	30.5%
1.101		Property	Hollins End 5												4.33x		3.97x		30.5%	30.5%
1.102		Property	Northpointe DC Bldg 2												4.33x		3.97x		30.5%	30.5%
1.103		Property	Vista Point South 6												4.33x		3.97x		30.5%	30.5%
1.104		Property	Raceway Crossings IC Bldg 1 (Austin DC II)												4.33x		3.97x		30.5%	30.5%
1.105		Property	Vista Point South 4												4.33x		3.97x		30.5%	30.5%
1.106		Property	Vista Point South 3												4.33x		3.97x		30.5%	30.5%
1.107		Property	North Plainfield 3												4.33x		3.97x		30.5%	30.5%
1.108		Property	Vista Point South 1												4.33x		3.97x		30.5%	30.5%
1.109		Property	Bolingbrook VMF												4.33x		3.97x		30.5%	30.5%
1.110		Property	Vista Point South 2												4.33x		3.97x		30.5%	30.5%
1.111		Property	Hollins End 3												4.33x		3.97x		30.5%	30.5%
1.112		Property	Hollins End 4												4.33x		3.97x		30.5%	30.5%
1.113		Property	Freeport DC Bldg 6												4.33x		3.97x		30.5%	30.5%
1.114		Property	Freeport DC Bldg 5												4.33x		3.97x		30.5%	30.5%
2		Loan	FedEx Brooklyn	NAP	5/6/2030	11/6/2025	$314,609.72	$314,609.72	$3,775,317	$3,775,317	Hard	Springing	No	No	1.98x	1.98x	1.97x	1.97x	66.7%	66.7%	0	0	6	L(27), Def(89), O(4)
3		Loan	Starwood Capital Extended Stay Portfolio	8/6/2017	7/6/2020	7/6/2020	$348,289.34	$254,501.95	$4,179,472	$3,054,023	Hard	Springing	No	No	2.51x	3.44x	2.26x	3.10x	64.3%	61.3%	0	0	6	L(31), Def or YM1(25), O(4)
3.01		Property	Crestwood Suites Denver - Aurora												2.51x		2.26x		64.3%	61.3%
3.02		Property	Sun Suites New Orleans (Metairie)												2.51x		2.26x		64.3%	61.3%
3.03		Property	Sun Suites New Orleans (Harvey)												2.51x		2.26x		64.3%	61.3%
3.04		Property	Sun Suites Hobby (Clearlake)												2.51x		2.26x		64.3%	61.3%
3.05		Property	Sun Suites Plano												2.51x		2.26x		64.3%	61.3%
3.06		Property	Sun Suites Westchase												2.51x		2.26x		64.3%	61.3%
3.07		Property	Crestwood Suites Marietta Roswell Road												2.51x		2.26x		64.3%	61.3%
3.08		Property	Sun Suites Sugar Land (Stafford)												2.51x		2.26x		64.3%	61.3%
3.09		Property	Sun Suites Raleigh												2.51x		2.26x		64.3%	61.3%
3.10		Property	Sun Suites Intercontinental Greenspoint												2.51x		2.26x		64.3%	61.3%
3.11		Property	Crestwood Suites Nashville Madison												2.51x		2.26x		64.3%	61.3%
3.12		Property	Sun Suites Cumming												2.51x		2.26x		64.3%	61.3%
3.13		Property	Crestwood Suites Murfreesboro												2.51x		2.26x		64.3%	61.3%
3.14		Property	Sun Suites Smyrna												2.51x		2.26x		64.3%	61.3%
3.15		Property	Sun Suites Dallas - Garland												2.51x		2.26x		64.3%	61.3%
3.16		Property	Sun Suites DFW Airport - Lewisville												2.51x		2.26x		64.3%	61.3%
3.17		Property	Sun Suites Charlotte - Matthews												2.51x		2.26x		64.3%	61.3%
3.18		Property	Crestwood Suites Disney Orlando												2.51x		2.26x		64.3%	61.3%
3.19		Property	Crestwood Suites Orlando UCF												2.51x		2.26x		64.3%	61.3%
3.20		Property	Crestwood Suites Snellville												2.51x		2.26x		64.3%	61.3%
3.21		Property	Sun Suites Suwanee												2.51x		2.26x		64.3%	61.3%
3.22		Property	Home Towne Suites Kannapolis												2.51x		2.26x		64.3%	61.3%
3.23		Property	Sun Suites Corpus Christi												2.51x		2.26x		64.3%	61.3%
3.24		Property	Home Towne Suites Tuscaloosa												2.51x		2.26x		64.3%	61.3%
3.25		Property	Sun Suites Jacksonville												2.51x		2.26x		64.3%	61.3%
3.26		Property	Sun Suites Chesapeake												2.51x		2.26x		64.3%	61.3%
3.27		Property	Crestwood Suites Fort Myers												2.51x		2.26x		64.3%	61.3%
3.28		Property	Crestwood Suites Greensboro Airport												2.51x		2.26x		64.3%	61.3%
3.29		Property	Crestwood Suites Austin												2.51x		2.26x		64.3%	61.3%
3.30		Property	Sun Suites Gwinnett												2.51x		2.26x		64.3%	61.3%
3.31		Property	Crestwood Suites Marietta - Town Center Mall												2.51x		2.26x		64.3%	61.3%
3.32		Property	Crestwood Suites Baton Rouge												2.51x		2.26x		64.3%	61.3%
3.33		Property	Home Towne Suites Columbus												2.51x		2.26x		64.3%	61.3%
3.34		Property	Crestwood Suites NW Houston												2.51x		2.26x		64.3%	61.3%
3.35		Property	Home Towne Suites Auburn												2.51x		2.26x		64.3%	61.3%
3.36		Property	Sun Suites Stockbridge												2.51x		2.26x		64.3%	61.3%
3.37		Property	Home Towne Suites Anderson												2.51x		2.26x		64.3%	61.3%
3.38		Property	Crestwood Suites Colorado Springs												2.51x		2.26x		64.3%	61.3%
3.39		Property	Home Towne Suites Prattville												2.51x		2.26x		64.3%	61.3%
3.40		Property	Crestwood Suites High Point												2.51x		2.26x		64.3%	61.3%
3.41		Property	Sun Suites Birmingham												2.51x		2.26x		64.3%	61.3%
3.42		Property	Sun Suites Kennesaw Town Center												2.51x		2.26x		64.3%	61.3%
3.43		Property	Sun Suites Greensboro												2.51x		2.26x		64.3%	61.3%
3.44		Property	Home Towne Suites Greenville												2.51x		2.26x		64.3%	61.3%
3.45		Property	Sun Suites Hattiesburg												2.51x		2.26x		64.3%	61.3%
3.46		Property	Home Towne Suites Decatur												2.51x		2.26x		64.3%	61.3%
3.47		Property	Home Towne Suites Bowling Green												2.51x		2.26x		64.3%	61.3%
3.48		Property	Sun Suites Gulfport Airport												2.51x		2.26x		64.3%	61.3%
3.49		Property	Crestwood Suites Newport News												2.51x		2.26x		64.3%	61.3%
3.50		Property	Home Towne Suites Clarksville												2.51x		2.26x		64.3%	61.3%
4		Loan	Ellicott House	NAP	11/6/2025	11/6/2025	$205,405.44	$205,405.44	$2,464,865	$2,464,865	Springing	Springing	No	No	1.68x	1.68x	1.64x	1.64x	70.6%	70.6%	0	0	6	L(27), Def(89), O(4)
5		Loan	401 Market	11/6/2020	10/6/2025	10/6/2025	$291,110.74	$223,325.93	$3,493,329	$2,679,911	Hard	In Place	No	No	1.42x	1.85x	1.29x	1.68x	72.0%	66.1%	0	0	6	L(28), Def(89), O(3)
6		Loan	Baldwin Hills Center	12/6/2020	11/6/2025	11/6/2025	$170,952.19	$130,766.32	$2,051,426	$1,569,196	Springing	Springing	No	No	1.52x	1.99x	1.42x	1.86x	64.2%	58.9%	0	0	6	L(27), YM2(89), O(4)
7		Loan	Embassy Suites and Claypool Court	11/6/2018	10/6/2025	10/6/2025	$145,464.65	$104,658.68	$1,745,576	$1,255,904	Hard	Springing	No	No	2.98x	4.14x	2.42x	3.37x	58.0%	50.4%	0	0	6	L(28), Def(88), O(4)
8		Loan	Rosecroft Mews Apartments	10/6/2020	9/6/2025	9/6/2025	$147,210.27	$114,420.66	$1,766,523	$1,373,048	Springing	Springing	No	No	1.31x	1.68x	1.26x	1.62x	79.4%	73.1%	0	0	6	L(29), Def(87), O(4)
9		Loan	Triple Net Acquisitions Portfolio - Pool 1	NAP	11/6/2025	11/6/2025	$137,212.23		$1,646,547		Hard	Springing	No	No	1.56x		1.45x		66.7%	50.2%	0	0	6	L(27), Def(90), O(3)
9.01		Property	508 Fishkill Avenue												1.56x		1.45x		66.7%	50.2%
9.02		Property	758 East Utah Valley Drive												1.56x		1.45x		66.7%	50.2%
9.03		Property	10701 East 126th Street North												1.56x		1.45x		66.7%	50.2%
9.04		Property	1200 North Maitlen Drive												1.56x		1.45x		66.7%	50.2%
10		Loan	San Diego HHSA Building	NAP	10/6/2025	10/6/2025	$114,885.89		$1,378,631		Hard	Springing	No	No	1.68x		1.57x		71.2%	58.1%	0	0	6	L(28), YM1(88), O(4)
11		Loan	DoubleTree Commerce	12/6/2017	11/6/2022	11/6/2022	$110,086.67	$83,037.50	$1,321,040	$996,450	Hard	Springing	No	No	2.37x	3.14x	2.00x	2.66x	68.4%	62.6%	0	0	6	L(27), Def(53), O(4)
12		Loan	Sheraton Lincoln Harbor Hotel	11/6/2023	10/6/2025	10/6/2025	$107,242.13	$84,321.76	$1,286,906	$1,011,861	Hard	Springing	No	No	1.79x	2.28x	1.60x	2.03x	62.5%	60.7%	0	0	6	L(28), Def(88), O(4)
13		Loan	Windwood Oaks Apartments	12/6/2018	11/6/2025	11/6/2025	$98,942.22	$76,833.77	$1,187,307	$922,005	Soft	Springing	No	CS - A	1.46x	1.88x	1.36x	1.75x	71.0%	62.7%	0	0	6	L(27), Def(89), O(4)
14		Loan	Stone Gables Apartments	NAP	11/6/2025	11/6/2025	$95,202.86		$1,142,434		Springing	Springing	No	No	1.33x		1.29x		74.4%	61.1%	0	0	6	L(27), Def(89), O(4)
15		Loan	Madison Park	9/6/2017	8/6/2025	8/6/2025	$92,621.11	$70,779.58	$1,111,453	$849,355	Springing	Springing	No	No	1.59x	2.09x	1.59x	2.08x	66.3%	56.9%	0	0	6	L(30), Def(86), O(4)
16		Loan	Officescape and Corporate Hill Portfolio	NAP	10/6/2025	10/6/2025	$91,445.54		$1,097,346		Springing	Springing	No	No	2.00x		1.77x		67.7%	55.8%	0	0	6	L(28), YM1(87), O(5)
16.01		Property	Corporate Hill III												2.00x		1.77x		67.7%	55.8%
16.02		Property	Corporate Hill IV												2.00x		1.77x		67.7%	55.8%
16.03		Property	Officescape III												2.00x		1.77x		67.7%	55.8%
16.04		Property	Officescape II												2.00x		1.77x		67.7%	55.8%
16.05		Property	Officescape I												2.00x		1.77x		67.7%	55.8%
17		Loan	University Plains	11/6/2020	10/6/2025	10/6/2025	$87,484.92	$67,210.69	$1,049,819	$806,528	Soft	Springing	No	No	1.41x	1.84x	1.36x	1.77x	73.4%	67.4%	0	0	6	L(28), Def(88), O(4)
18		Loan	Ivy Ridge Apartments	9/6/2016	8/6/2020	8/6/2020	$77,824.23	$60,379.28	$933,891	$724,551	Soft	Springing	No	CS - A	1.34x	1.73x	1.29x	1.66x	72.7%	68.2%	0	0	6	L(30), Def(26), O(4)
19		Loan	Reynolds MHC Portfolio 2	NAP	10/6/2025	10/6/2025	$77,302.31		$927,628		Springing	Springing	No	No	1.61x		1.56x		72.7%	60.0%	0	0	6	L(28), Def(88), O(4)
19.01		Property	Rex Aire MHC												1.61x		1.56x		72.7%	60.0%
19.02		Property	Valley View Terrace MHC												1.61x		1.56x		72.7%	60.0%
19.03		Property	Mobile Manor Estate												1.61x		1.56x		72.7%	60.0%
19.04		Property	West Hill MHC												1.61x		1.56x		72.7%	60.0%
19.05		Property	Cherokee Village												1.61x		1.56x		72.7%	60.0%
19.06		Property	Mobile Lodge												1.61x		1.56x		72.7%	60.0%
19.07		Property	Hillview												1.61x		1.56x		72.7%	60.0%

 A-1-11

Annex A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

				MORTGAGE LOAN CHARACTERISTICS
Loan ID	Footnotes	Property Flag	Property Name	First P&I Payment Date (Partial IO Loans)	Maturity Date	ARD Loan Stated Maturity Date	Monthly Debt Service (P&I)	Monthly Debt Service (IO)(12)	Annual Debt Service (P&I)(13)	Annual Debt Service (IO)(13)	Lockbox Type(14)	Cash Management Status	Crossed With Other Loans	Related-Borrower Loans(15)	UW NOI DSCR (P&I)(16)	UW NOI DSCR (IO)	UW NCF DSCR (P&I)(16)	UW NCF DSCR (IO)	Cut-Off Date LTV Ratio(9)	Maturity Date LTV Ratio(9)	Grace Period to Late Charge (Days)	Grace Period to Default (Days)	Due Date	Prepayment Provisions (No. of Payments)(17)(18)
19.08		Property	Cherry Acres												1.61x		1.56x		72.7%	60.0%
20		Loan	2100 Acklen Flats	NAP	10/6/2025	10/6/2025	$73,034.79		$876,417		Soft	Springing	No	No	1.23x		1.22x		70.6%	57.5%	0	0	6	L(28), Def(89), O(3)
21		Loan	Holiday Inn Austin	11/6/2016	10/6/2020	10/6/2020	$72,525.17	$55,476.62	$870,302	$665,719	Hard	Springing	No	No	2.51x	3.28x	2.16x	2.83x	65.4%	61.2%	0	0	6	L(28), Def(28), O(4)
22		Loan	Summerlin Gateway Plaza	NAP	10/6/2025	10/6/2025	$49,617.19	$49,617.19	$595,406	$595,406	Springing	Springing	No	No	2.62x	2.62x	2.53x	2.53x	59.5%	59.5%	0	0	6	L(28), Def(89), O(3)
23		Loan	Frisco Plaza	12/6/2017	11/6/2025	11/6/2025	$71,554.21	$57,657.33	$858,651	$691,888	Hard	Springing	No	No	1.39x	1.72x	1.32x	1.64x	69.7%	60.8%	0	0	6	L(27), Def(89), O(4)
24		Loan	DoubleTree Spokane	NAP	10/6/2020	10/6/2020	$35,993.06	$35,993.06	$431,917	$431,917	Hard	In Place	No	No	6.87x	6.87x	5.55x	5.55x	40.0%	40.0%	0	0	6	L(28), Def(28), O(4)
25		Loan	VPS MHC Portfolio	NAP	11/6/2025	11/6/2025	$61,944.41		$743,333		Springing	Springing	No	No	1.63x		1.58x		74.8%	61.5%	0	0	6	L(27), Def(89), O(4)
25.01		Property	Pinecrest Village												1.63x		1.58x		74.8%	61.5%
25.02		Property	Stonegate MHC												1.63x		1.58x		74.8%	61.5%
25.03		Property	The Vineyards												1.63x		1.58x		74.8%	61.5%
26		Loan	Falcon Glen Apartments	NAP	11/6/2025	11/6/2025	$58,353.52		$700,242		Springing	Springing	No	No	1.37x		1.35x		72.3%	59.1%	0	0	6	L(27), Def(68), O(25)
27		Loan	Villa Broussard	12/6/2018	11/6/2025	11/6/2025	$56,402.71	$43,269.40	$676,833	$519,233	Springing	Springing	No	No	1.42x	1.85x	1.39x	1.81x	66.6%	58.6%	0	0	6	L(27), Def(89), O(4)
28		Loan	579 Executive Campus	NAP	10/6/2025	10/6/2025	$55,250.12		$663,001		Hard	Springing	No	No	1.69x		1.51x		72.7%	59.4%	0	0	6	L(28), Def(88), O(4)
29		Loan	Savannah Place Apartments	5/6/2017	10/6/2020	10/6/2020	$49,085.33	$36,101.54	$589,024	$433,219	Springing	Springing	No	No	1.49x	2.03x	1.42x	1.93x	78.1%	73.5%	0	0	6	L(28), Def(27), O(5)
30		Loan	Park Vista Waupaca	NAP	10/6/2025	10/6/2025	$48,548.85		$582,586		Soft	Springing	No	No	1.52x		1.47x		66.0%	54.0%	0	0	6	L(28), Def(88), O(4)
31		Loan	Staybridge Suites Augusta	NAP	6/6/2025	6/6/2025	$52,037.92		$624,455		Hard	Springing	No	No	2.13x		1.95x		58.8%	44.4%	0	0	6	L(32), Def(84), O(4)
32		Loan	Cape Horn Square	NAP	11/6/2025	11/6/2025	$42,506.78		$510,081		Springing	Springing	No	No	1.64x		1.44x		67.3%	55.3%	0	0	6	L(27), Def(89), O(4)
33		Loan	Mesa Ridge	12/6/2018	11/6/2025	11/6/2025	$38,734.20	$29,216.90	$464,810	$350,603	Springing	Springing	No	No	1.67x	2.21x	1.48x	1.96x	70.4%	61.7%	0	0	6	L(27), Def(90), O(3)
34		Loan	Park at Bellaire	NAP	11/6/2025	11/6/2025	$39,307.16		$471,686		Soft	Springing	No	No	1.45x		1.31x		73.8%	61.6%	0	0	6	L(27), Def(89), O(4)
35		Loan	Arthur Square	10/6/2017	9/6/2025	9/6/2025	$35,185.57	$27,095.80	$422,227	$325,150	Soft	Springing	No	No	1.62x	2.10x	1.48x	1.92x	67.2%	57.8%	0	0	6	L(29), Def(87), O(4)
36		Loan	Holiday Inn Express Atlanta NE I-85 Clairmont	NAP	11/6/2025	11/6/2025	$36,845.21		$442,143		Springing	Springing	No	No	2.04x		1.83x		60.3%	50.2%	0	0	6	L(27), Def(89), O(4)
37		Loan	Lantern Estates MHP	12/6/2017	11/6/2025	11/6/2025	$34,933.14	$27,514.41	$419,198	$330,173	Springing	Springing	No	No	1.54x	1.95x	1.51x	1.92x	71.4%	61.7%	0	0	6	L(36), Def(80), O(4)
38		Loan	Stony Creek Portfolio	NAP	10/6/2025	10/6/2025	$33,131.54		$397,578		Springing	Springing	No	No	1.95x		1.70x		69.4%	57.2%	0	0	6	L(28), Def(88), O(4)
38.01		Property	Hampton Inn												1.95x		1.70x		69.4%	57.2%
38.02		Property	Sleep Inn												1.95x		1.70x		69.4%	57.2%
39		Loan	Pineherst Apartments	12/6/2020	11/6/2025	11/6/2025	$31,645.29	$24,135.46	$379,743	$289,625	Springing	Springing	No	No	1.33x	1.75x	1.32x	1.73x	74.8%	68.6%	0	2	6	L(36), Def(80), O(4)
40		Loan	Heritage Square	12/6/2018	11/6/2025	11/6/2025	$31,261.21	$24,515.83	$375,135	$294,190	Springing	Springing	No	No	1.30x	1.66x	1.25x	1.59x	72.0%	63.6%	0	0	6	L(27), Def(89), O(4)
41		Loan	Tower East Offices	NAP	11/6/2025	11/6/2025	$28,846.67		$346,160		Springing	Springing	No	No	1.83x		1.45x		46.2%	38.2%	0	0	6	L(27), Def(89), O(4)
42		Loan	Walgreens - Philadelphia	11/6/2020	10/6/2025	10/6/2025	$27,106.84	$20,509.28	$325,282	$246,111	Springing	Springing	No	No	1.33x	1.76x	1.33x	1.76x	61.6%	56.5%	0	0	6	L(28), Def(88), O(4)
43		Loan	Grayson Self-Storage Portfolio	12/6/2018	11/6/2025	11/6/2025	$27,000.43	$20,693.47	$324,005	$248,322	Springing	Springing	No	No	1.54x	2.01x	1.51x	1.97x	67.1%	59.0%	0	0	6	L(24), YM1(92), O(4)
43.01		Property	Five Star Storage												1.54x		1.51x		67.1%	59.0%
43.02		Property	Hometown Storage												1.54x		1.51x		67.1%	59.0%
43.03		Property	Easy Self Storage												1.54x		1.51x		67.1%	59.0%
44		Loan	Cypress Gardens MHC	11/6/2017	10/6/2025	10/6/2025	$25,835.81	$19,720.14	$310,030	$236,642	Springing	Springing	No	No	1.46x	1.92x	1.44x	1.89x	74.6%	64.0%	0	0	6	L(28), Def(88), O(4)
45		Loan	Pokras Properties	11/6/2017	10/6/2025	10/6/2025	$26,616.80	$20,891.81	$319,402	$250,702	Springing	Springing	No	No	1.48x	1.88x	1.41x	1.79x	65.5%	56.6%	0	0	6	L(28), Def(88), O(4)
45.01		Property	Tropicana Centre												1.48x		1.41x		65.5%	56.6%
45.02		Property	Flamingo Jones Plaza												1.48x		1.41x		65.5%	56.6%
46		Loan	Avalon Apartments	11/6/2018	10/6/2025	10/6/2025	$26,006.22	$20,448.03	$312,075	$245,376	Springing	Springing	No	No	1.92x	2.44x	1.83x	2.33x	54.5%	48.2%	0	0	6	L(28), Def(88), O(4)
47		Loan	Custer Bridges	12/6/2018	11/6/2025	11/6/2025	$23,555.57	$18,173.96	$282,667	$218,088	Springing	Springing	No	No	1.35x	1.75x	1.29x	1.68x	71.5%	63.0%	0	0	6	L(27), Def(89), O(4)
48		Loan	The Plazas at Lakewood Forest	12/6/2020	11/6/2025	11/6/2025	$23,942.98	$18,874.39	$287,316	$226,493	Springing	Springing	No	No	1.39x	1.76x	1.30x	1.65x	64.5%	59.5%	0	0	6	L(24), YM1(89), O(7)
49		Loan	Magnolia Lane MHC	NAP	11/6/2025	11/6/2025	$22,899.47		$274,794		NAP	NAP	No	No	1.29x		1.29x		69.0%	56.5%	0	0	6	L(27), Def(89), O(4)
50		Loan	Dominion Market Plaza	NAP	11/6/2025	11/6/2025	$23,956.78		$287,481		Hard	Springing	No	No	1.55x		1.33x		74.6%	55.7%	0	0	6	L(27), Def(90), O(3)
51		Loan	West Side Plaza	12/6/2017	11/6/2025	11/6/2025	$21,742.58	$17,269.91	$260,911	$207,239	Hard	Springing	No	No	1.55x	1.95x	1.40x	1.76x	73.0%	63.3%	0	0	6	L(27), Def(89), O(4)
52		Loan	Comfort Inn Lumberton	NAP	11/6/2025	11/6/2025	$24,563.50		$294,762		Hard	Springing	No	No	1.80x		1.63x		66.4%	50.7%	0	0	6	L(27), Def(89), O(4)
53		Loan	New Lebanon Plaza	11/6/2016	10/6/2025	10/6/2025	$22,403.53	$16,157.33	$268,842	$193,888	Hard	Springing	No	No	1.39x	1.93x	1.25x	1.73x	74.9%	58.3%	0	0	6	L(28), Def(88), O(4)
54		Loan	Duke University Medical Office	12/6/2018	11/6/2025	11/6/2025	$19,661.35	$15,189.32	$235,936	$182,272	Hard	Springing	No	No	1.39x	1.80x	1.39x	1.80x	75.0%	66.1%	0	0	6	L(27), Def(90), O(3)
55		Loan	Quantum On The Bay Retail	10/6/2018	9/6/2025	9/6/2025	$18,038.45	$13,904.22	$216,461	$166,851	Springing	Springing	No	No	1.64x	2.13x	1.59x	2.06x	64.5%	56.8%	0	0	6	L(29), Def(87), O(4)
56		Loan	Springfield Meadows	NAP	10/6/2025	10/6/2025	$17,110.61		$205,327		Springing	Springing	No	No	1.35x		1.32x		74.5%	61.2%	0	0	6	L(28), Def(87), O(5)
57		Loan	Plover Pine Village	NAP	10/6/2025	10/6/2025	$16,563.67		$198,764		Springing	Springing	No	No	1.85x		1.79x		73.5%	59.8%	0	0	6	L(28), Def(89), O(3)
58		Loan	Hot Springs	5/6/2017	10/6/2025	10/6/2025	$15,979.31	$12,003.18	$191,752	$144,038	Springing	Springing	No	No	1.60x	2.13x	1.54x	2.04x	73.3%	61.8%	0	0	6	L(28), Def(88), O(4)
59		Loan	Woodland MHC/RV Resort	NAP	10/6/2025	10/6/2025	$9,608.26		$115,299		Springing	Springing	No	No	1.43x		1.40x		68.2%	56.0%	0	0	6	L(28), Def(88), O(4)

 A-1-12

Annex A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

				MORTGAGED PROPERTY UNDERWRITTEN CASH FLOWS(19)
Loan ID	Footnotes	Property Flag	Property Name	Third Most Recent Revenues	Third Most Recent Expenses	Third Most Recent NOI	Third Most Recent NOI Date	Third Most Recent NOI Debt Yield	Second Most Recent Revenues	Second Most Recent Expenses	Second Most Recent NOI	Second Most Recent NOI Date	Second Most Recent NOI Debt Yield	Most Recent Revenues	Most Recent Expenses	Most Recent NOI	Most Recent NOI Date	Most Recent NOI Debt Yield	UW Occupancy	UW EGI	UW Expenses	UW NOI	UW NOI Debt Yield	UW Capital Items	UW NCF	UW NCF Debt Yield
1		Loan	GLP Industrial Portfolio A	$96,739,036	$26,174,307	$70,564,730	2013	11.1%	$135,777,869	$37,156,412	$98,621,458	2014	15.5%	$140,397,120	$37,710,832	$102,686,288	T12 6/30/2015	16.1%	94.0%	$156,891,953	$41,005,138	$115,886,815	18.2%	$9,407,572	$106,479,243	16.7%
1.001		Property	Inland Empire Indian Ave DC	$7,209,798	$1,435,042	$5,774,756	2013		$7,524,604	$1,401,622	$6,122,981	2014		$7,596,737	$1,421,545	$6,175,192	T12 6/30/2015		100.0%	$8,181,277	$1,639,687	$6,541,590	18.2%	$458,414	$6,083,176	16.7%
1.002		Property	Centerpointe 4	$904,707	$146,996	$757,711	2013		$4,022,713	$981,386	$3,041,327	2014		$5,245,757	$1,097,894	$4,147,863	T12 6/30/2015		100.0%	$6,270,014	$1,479,483	$4,790,530	18.2%	$448,156	$4,342,374	16.7%
1.003		Property	Hofer Ranch IC Bldg 1	$849,487	$199,938	$649,549	2013		$3,336,310	$725,684	$2,610,627	2014		$3,565,748	$734,843	$2,830,905	T12 6/30/2015		100.0%	$3,923,083	$763,147	$3,159,936	18.2%	$214,236	$2,945,699	16.7%
1.004		Property	Denver DC	$706,865	$139,831	$567,034	2013		$4,658,874	$1,315,899	$3,342,975	2014		$4,688,973	$1,332,571	$3,356,401	T12 6/30/2015		100.0%	$4,731,199	$1,449,037	$3,282,162	18.2%	$193,815	$3,088,347	16.7%
1.005		Property	Freeport DC Bldg 4	$3,713,161	$1,190,677	$2,522,484	2013		$4,896,603	$1,004,340	$3,892,263	2014		$5,095,550	$1,272,633	$3,822,918	T12 6/30/2015		100.0%	$5,367,667	$1,310,711	$4,056,956	18.2%	$254,628	$3,802,328	16.7%
1.006		Property	Ontario Mills DC		$3,133	($3,133)	2013		$3,234	$554,861	($551,627)	2014		$271,049	$533,930	($262,881)	T12 6/30/2015		100.0%	$3,392,164	$642,283	$2,749,881	18.2%	$182,056	$2,567,824	16.7%
1.007		Property	Hagerstown Distribution Center	$3,725,860	$509,624	$3,216,237	2013		$3,843,540	$551,917	$3,291,623	2014		$3,909,974	$569,466	$3,340,508	T12 6/30/2015		100.0%	$4,116,297	$717,450	$3,398,847	18.2%	$288,504	$3,110,343	16.7%
1.008		Property	Beckwith Farms DC	$986,768	$80,227	$906,541	2013		$3,700,708	$750,277	$2,950,431	2014		$3,705,457	$725,579	$2,979,879	T12 6/30/2015		100.0%	$3,998,993	$709,731	$3,289,262	18.2%	$247,275	$3,041,987	16.7%
1.009		Property	Crossroads DC I	$2,003,072	$539,340	$1,463,732	2013		$2,202,301	$585,884	$1,616,417	2014		$2,462,804	$672,606	$1,790,198	T12 6/30/2015		100.0%	$3,620,413	$724,218	$2,896,195	18.2%	$159,775	$2,736,420	16.7%
1.010		Property	Centerpointe 6	$713,918	$106,549	$607,369	2013		$1,349,287	$703,241	$646,046	2014		$58,282	$650,393	($592,111)	T12 6/30/2015		100.0%	$2,979,799	$665,037	$2,314,762	18.2%	$186,524	$2,128,238	16.7%
1.011		Property	I-95 DC						$1,050,627	$86,355	$964,272	2014		$2,449,354	$246,592	$2,202,762	T12 6/30/2015		100.0%	$2,744,400	$446,957	$2,297,443	18.2%	$157,255	$2,140,188	16.7%
1.012		Property	Chino Spec Forward						$70,926	$352,059	($281,133)	2014		$622,646	$564,163	$58,483	T12 6/30/2015		100.0%	$2,594,340	$544,140	$2,050,199	18.2%	$143,476	$1,906,724	16.7%
1.013		Property	Bedford Park II	$515,529	$208,276	$307,253	2013		$2,662,458	$731,985	$1,930,473	2014		$2,665,928	$722,566	$1,943,362	T12 6/30/2015		100.0%	$3,060,568	$787,392	$2,273,176	18.2%	$164,556	$2,108,620	16.7%
1.014		Property	Landover DC	$816,018	$138,600	$677,418	2013		$2,754,896	$525,971	$2,228,925	2014		$2,821,518	$568,375	$2,253,143	T12 6/30/2015		100.0%	$3,040,263	$771,685	$2,268,578	18.2%	$177,475	$2,091,103	16.7%
1.015		Property	North Plainfield 8	$2,673,622	$751,189	$1,922,432	2013		$2,693,574	$785,115	$1,908,459	2014		$2,753,431	$716,568	$2,036,863	T12 6/30/2015		100.0%	$2,815,225	$827,303	$1,987,922	18.2%	$279,334	$1,708,589	16.7%
1.016		Property	Sterling DC	$2,006,361	$301,136	$1,705,225	2013		$2,072,760	$309,726	$1,763,034	2014		$2,105,390	$318,118	$1,787,272	T12 6/30/2015		100.0%	$2,177,857	$373,225	$1,804,632	18.2%	$105,060	$1,699,572	16.7%
1.017		Property	Clifton DC	$1,624,997	$423,144	$1,201,853	2013		$1,855,170	$497,924	$1,357,246	2014		$1,842,920	$482,120	$1,360,800	T12 6/30/2015		100.0%	$1,975,475	$527,830	$1,447,645	18.2%	$80,834	$1,366,812	16.7%
1.018		Property	Beckwith Farms 3	$531,763	$117,468	$414,295	2013		$1,561,605	$289,178	$1,272,428	2014		$1,552,182	$214,282	$1,337,900	T12 6/30/2015		100.0%	$1,736,204	$339,554	$1,396,650	18.2%	$168,000	$1,228,650	16.7%
1.019		Property	Collington Commerce Center	$2,119,297	$253,710	$1,865,587	2013		$2,166,592	$281,370	$1,885,223	2014		$1,893,954	$312,883	$1,581,071	T12 6/30/2015		100.0%	$2,176,548	$443,988	$1,732,560	18.2%	$83,910	$1,648,650	16.7%
1.020		Property	Bedford Park IB	$524,103	$164,270	$359,833	2013		$2,026,651	$607,837	$1,418,814	2014		$1,885,310	$567,467	$1,317,844	T12 6/30/2015		100.0%	$1,922,313	$599,822	$1,322,491	18.2%	$95,356	$1,227,134	16.7%
1.021		Property	Elam Farms DC	$969,042	$199,237	$769,806	2013		$2,136,211	$800,957	$1,335,253	2014		$2,254,196	$874,658	$1,379,537	T12 6/30/2015		100.0%	$2,282,508	$727,195	$1,555,313	18.2%	$127,225	$1,428,088	16.7%
1.022		Property	Champagne DC	$449,216	$382,739	$66,478	2013		$893,242	$298,048	$595,195	2014		$1,237,742	$297,196	$940,546	T12 6/30/2015		100.0%	$1,484,489	$328,172	$1,156,318	18.2%	$92,285	$1,064,033	16.7%
1.023		Property	Bridge Point 1	$1,149,748	$500,082	$649,666	2013		$1,387,358	$459,560	$927,798	2014		$1,676,347	$450,416	$1,225,931	T12 6/30/2015		100.0%	$2,135,121	$459,388	$1,675,733	18.2%	$92,464	$1,583,269	16.7%
1.024		Property	Center Square DC	$1,924,906	$342,173	$1,582,733	2013		$1,946,863	$339,932	$1,606,931	2014		$1,967,972	$343,510	$1,624,461	T12 6/30/2015		100.0%	$2,036,238	$389,544	$1,646,694	18.2%	$104,832	$1,541,862	16.7%
1.025		Property	Park 355	$1,712,446	$554,418	$1,158,027	2013		$1,821,796	$599,601	$1,222,194	2014		$1,905,301	$556,692	$1,348,609	T12 6/30/2015		100.0%	$2,011,738	$585,036	$1,426,702	18.2%	$89,035	$1,337,667	16.7%
1.026		Property	Commerce Farms DC 3	$826,010	$264,811	$561,199	2013		$1,729,300	$574,093	$1,155,207	2014		$1,825,170	$629,320	$1,195,850	T12 6/30/2015		100.0%	$1,733,746	$492,428	$1,241,317	18.2%	$159,775	$1,081,542	16.7%
1.027		Property	Brandon Woods DC	$668,070	$249,943	$418,126	2013		$1,017,523	$245,385	$772,138	2014		$1,289,392	$253,749	$1,035,643	T12 6/30/2015		100.0%	$1,565,015	$301,575	$1,263,440	18.2%	$95,953	$1,167,487	16.7%
1.028		Property	Chantilly DC	$1,504,187	$334,684	$1,169,503	2013		$1,453,540	$354,763	$1,098,777	2014		$1,514,534	$338,124	$1,176,410	T12 6/30/2015		100.0%	$1,594,875	$375,445	$1,219,430	18.2%	$56,039	$1,163,391	16.7%
1.029		Property	Bolingbrook CC Bldg 3	$1,604,876	$472,456	$1,132,420	2013		$1,645,546	$457,826	$1,187,719	2014		$1,652,607	$490,680	$1,161,927	T12 6/30/2015		100.0%	$1,736,678	$544,655	$1,192,023	18.2%	$99,661	$1,092,361	16.7%
1.030		Property	Northpoint CC						$543,503	$473,441	$70,062	2014		$1,179,452	$526,031	$653,420	T12 6/30/2015		100.0%	$1,691,731	$580,738	$1,110,993	18.2%	$105,280	$1,005,713	16.7%
1.031		Property	Franklin Square IC I	$367,486	$84,419	$283,067	2013		$1,339,846	$300,981	$1,038,865	2014		$1,371,496	$318,233	$1,053,263	T12 6/30/2015		100.0%	$1,543,613	$332,117	$1,211,496	18.2%	$76,486	$1,135,010	16.7%
1.032		Property	Rock Quarry Building #1	$1,331,197	$256,436	$1,074,761	2013		$1,352,459	$314,909	$1,037,550	2014		$1,368,528	$333,268	$1,035,259	T12 6/30/2015		100.0%	$1,407,033	$372,681	$1,034,352	18.2%	$113,400	$920,952	16.7%
1.033		Property	Aurora DC III	$1,327,089	$234,552	$1,092,538	2013		$1,349,729	$237,414	$1,112,315	2014		$1,346,127	$222,493	$1,123,634	T12 6/30/2015		100.0%	$1,508,190	$350,178	$1,158,012	18.2%	$106,569	$1,051,443	16.7%
1.034		Property	Washington (DC) Corporate Center	$1,441,311	$465,203	$976,108	2013		$1,712,365	$628,889	$1,083,476	2014		$1,762,451	$644,273	$1,118,178	T12 6/30/2015		100.0%	$1,624,958	$443,534	$1,181,425	18.2%	$42,948	$1,138,477	16.7%
1.035		Property	Aurora DC 1	$298,886	$471,222	($172,336)	2013		$151,174	$552,614	($401,440)	2014		$665,132	$476,141	$188,991	T12 6/30/2015		100.0%	$1,405,268	$360,764	$1,044,504	18.2%	$103,159	$941,345	16.7%
1.036		Property	Waterfront DC	$634,859	$187,081	$447,777	2013		$1,450,872	$335,097	$1,115,774	2014		$1,450,529	$336,952	$1,113,577	T12 6/30/2015		100.0%	$1,471,032	$382,746	$1,088,286	18.2%	$58,450	$1,029,836	16.7%
1.037		Property	Pureland DC I	$1,369,973	$344,975	$1,024,999	2013		$1,115,406	$294,121	$821,285	2014		$1,080,211	$256,626	$823,585	T12 6/30/2015		100.0%	$1,401,792	$326,876	$1,074,916	18.2%	$95,667	$979,250	16.7%
1.038		Property	Bedford Park IA	$39,824	$136,228	($96,404)	2013		$648,255	$223,539	$424,716	2014		$1,114,598	$100,179	$1,014,420	T12 6/30/2015		100.0%	$1,376,297	$496,928	$879,369	18.2%	$94,776	$784,593	16.7%
1.039		Property	Prairie Point Bldg 3	$1,098,044	$250,086	$847,958	2013		$1,107,754	$236,223	$871,531	2014		$1,118,488	$235,149	$883,339	T12 6/30/2015		100.0%	$1,179,012	$272,633	$906,379	18.2%	$106,330	$800,049	16.7%
1.040		Property	Greenwood DC	$823,979	$274,430	$549,549	2013		$1,670,257	$540,799	$1,129,458	2014		$1,757,538	$586,830	$1,170,708	T12 6/30/2015		100.0%	$1,816,278	$679,834	$1,136,444	18.2%	$157,500	$978,944	16.7%
1.041		Property	Austin DC III	$1,153,795	$310,681	$843,114	2013		$1,162,049	$317,868	$844,181	2014		$1,200,186	$357,035	$843,150	T12 6/30/2015		100.0%	$1,206,677	$346,190	$860,487	18.2%	$60,055	$800,432	16.7%
1.042		Property	Franklin Square II		$6,418	($6,418)	2013			$15	($15)	2014		$4,167	$48,935	($44,768)	T12 6/30/2015		57.7%	$666,464	$300,425	$366,039	18.2%	$67,200	$298,839	16.7%
1.043		Property	Pureland DC II	$1,345,409	$292,989	$1,052,420	2013		$1,378,028	$289,167	$1,088,861	2014		$1,395,222	$290,144	$1,105,078	T12 6/30/2015		100.0%	$1,473,184	$328,578	$1,144,606	18.2%	$75,966	$1,068,640	16.7%
1.044		Property	Somerset IC	$1,479,689	$501,009	$978,680	2013		$1,509,817	$492,704	$1,017,114	2014		$1,573,521	$559,015	$1,014,506	T12 6/30/2015		100.0%	$1,562,527	$474,165	$1,088,362	18.2%	$63,141	$1,025,221	16.7%
1.045		Property	Rock Quarry Building #2	$1,087,402	$309,760	$777,642	2013		$739,827	$477,809	$262,018	2014		$578,169	$343,441	$234,728	T12 6/30/2015		100.0%	$1,285,709	$358,031	$927,677	18.2%	$87,885	$839,792	16.7%
1.046		Property	Brandon Woods DC II	$1,057,156	$125,740	$931,417	2013		$1,490,817	$144,726	$1,346,092	2014		$399,540	$205,158	$194,382	T12 6/30/2015			($7,455)	$237,810	($245,266)	18.2%	$77,923	($323,188)	16.7%
1.047		Property	Centerpointe 5	$248,726	$63,429	$185,296	2013		$918,357	$220,759	$697,598	2014		$945,573	$225,973	$719,599	T12 6/30/2015		100.0%	$980,131	$249,629	$730,502	18.2%	$63,015	$667,487	16.7%
1.048		Property	Industrial Parkway (CA) DC	$828,342	$240,295	$588,047	2013		$826,312	$226,981	$599,331	2014		$823,408	$223,711	$599,696	T12 6/30/2015		100.0%	$1,051,507	$227,078	$824,429	18.2%	$66,926	$757,503	16.7%
1.049		Property	Beckwith Farms 2	$313,943	$64,540	$249,403	2013		$955,748	$191,505	$764,242	2014		$1,020,703	$197,779	$822,924	T12 6/30/2015		100.0%	$1,077,884	$208,313	$869,572	18.2%	$86,625	$782,947	16.7%
1.050		Property	North Plainfield 2	$1,391,746	$685,454	$706,293	2013		$1,665,896	$570,800	$1,095,095	2014		$998,374	$516,689	$481,684	T12 6/30/2015		29.8%	$504,393	$515,543	($11,150)	18.2%	$155,603	($166,753)	16.7%
1.051		Property	North Plainfield 4	$1,294,360	$454,720	$839,641	2013		$820,233	$479,907	$340,327	2014		$982,065	$425,312	$556,753	T12 6/30/2015		75.4%	$1,108,869	$442,646	$666,223	18.2%	$133,523	$532,701	16.7%
1.052		Property	North Plainfield 5	$1,458,122	$446,659	$1,011,463	2013		$1,483,147	$476,050	$1,007,097	2014		$1,469,683	$428,250	$1,041,433	T12 6/30/2015		100.0%	$1,471,885	$470,862	$1,001,024	18.2%	$133,515	$867,509	16.7%
1.053		Property	Somerset IC II Building I	$1,258,571	$321,022	$937,549	2013		$1,045,604	$306,900	$738,704	2014		$1,105,132	$349,965	$755,167	T12 6/30/2015		100.0%	$1,247,077	$320,941	$926,136	18.2%	$55,035	$871,100	16.7%
1.054		Property	BWI Commerce Center II	$932,761	$135,483	$797,278	2013		$984,743	$170,138	$814,605	2014		$999,706	$174,761	$824,946	T12 6/30/2015		100.0%	$1,038,334	$187,273	$851,061	18.2%	$69,429	$781,632	16.7%
1.055		Property	Commerce Farms DC 4	$484,222	$127,335	$356,887	2013		$1,051,097	$273,846	$777,252	2014		$1,171,542	$276,247	$895,295	T12 6/30/2015		100.0%	$1,262,826	$267,241	$995,585	18.2%	$97,125	$898,460	16.7%
1.056		Property	Rock Run Bldg 6	$1,187,422	$430,733	$756,689	2013		$1,209,384	$374,149	$835,235	2014		$1,201,529	$418,366	$783,163	T12 6/30/2015		100.0%	$1,227,411	$435,192	$792,218	18.2%	$97,222	$694,997	16.7%
1.057		Property	Bolingbrook CC Bldg 4	$1,265,377	$351,060	$914,316	2013		$1,269,362	$360,647	$908,715	2014		$1,264,536	$356,403	$908,133	T12 6/30/2015			($6,206)	$384,004	($390,209)	18.2%	$79,968	($470,177)	16.7%
1.058		Property	Bridge Point 2	$1,092,400	$256,627	$835,773	2013		$1,199,293	$299,338	$899,956	2014		$1,189,829	$275,941	$913,888	T12 6/30/2015		100.0%	$1,219,032	$288,559	$930,473	18.2%	$41,693	$888,780	16.7%
1.059		Property	Burleson BP Bldg 3 (Austin DC I)	$1,100,755	$233,350	$867,404	2013		$1,200,494	$225,345	$975,150	2014		$1,251,796	$299,439	$952,357	T12 6/30/2015		82.9%	$1,298,424	$336,748	$961,676	18.2%	$38,080	$923,596	16.7%
1.060		Property	10th Street Business Park 2	$986,625	$330,198	$656,428	2013		$1,024,773	$327,675	$697,099	2014		$1,049,229	$339,784	$709,445	T12 6/30/2015		100.0%	$1,059,388	$345,069	$714,319	18.2%	$52,931	$661,388	16.7%
1.061		Property	Park 55	$1,049,345	$310,030	$739,315	2013		$1,077,659	$328,758	$748,901	2014		$1,085,531	$329,427	$756,103	T12 6/30/2015		32.9%	$367,130	$329,839	$37,291	18.2%	$50,750	($13,459)	16.7%
1.062		Property	Valwood West Industrial A	$1,033,096	$345,889	$687,207	2013		$1,065,184	$353,795	$711,389	2014		$1,082,843	$387,454	$695,389	T12 6/30/2015		80.4%	$900,140	$358,575	$541,565	18.2%	$70,474	$471,091	16.7%
1.063		Property	Baltimore IC	$935,161	$186,147	$749,014	2013		$959,378	$200,342	$759,036	2014		$971,016	$203,043	$767,973	T12 6/30/2015		100.0%	$1,025,001	$215,710	$809,291	18.2%	$54,879	$754,412	16.7%
1.064		Property	Englewood DC	$828,621	$172,248	$656,374	2013		$847,141	$184,595	$662,546	2014		$846,585	$178,966	$667,619	T12 6/30/2015		100.0%	$848,966	$189,103	$659,863	18.2%	$36,050	$623,813	16.7%
1.065		Property	Centerpointe 9	$163,158	$44,387	$118,771	2013		$541,198	$154,175	$387,023	2014		$591,354	$162,481	$428,874	T12 6/30/2015		100.0%	$674,260	$177,616	$496,644	18.2%	$45,501	$451,143	16.7%
1.066		Property	Aurora DC 2	$654,283	$250,988	$403,295	2013		$681,034	$256,665	$424,369	2014		$759,702	$249,115	$510,587	T12 6/30/2015		100.0%	$887,467	$244,285	$643,182	18.2%	$43,714	$599,468	16.7%
1.067		Property	Redlands Industrial Center IB	$220,127	$56,372	$163,756	2013		$769,054	$181,567	$587,487	2014		$772,681	$179,135	$593,547	T12 6/30/2015		100.0%	$780,781	$178,309	$602,472	18.2%	$44,849	$557,622	16.7%
1.068		Property	Somerset IC II Building II	$658,220	$247,201	$411,019	2013		$787,391	$236,290	$551,101	2014		$856,243	$294,871	$561,372	T12 6/30/2015		100.0%	$829,174	$236,941	$592,233	18.2%	$41,178	$551,055	16.7%
1.069		Property	Hofer Ranch TRS Building 3	$5,745	$42,546	($36,800)	2013		$501,607	$179,752	$321,856	2014		$625,423	$142,706	$482,717	T12 6/30/2015		100.0%	$665,458	$161,877	$503,582	18.2%	$36,276	$467,305	16.7%
1.070		Property	BWI Commerce Center I	$610,861	$119,432	$491,429	2013		$684,783	$133,476	$551,307	2014		$688,788	$134,823	$553,965	T12 6/30/2015		100.0%	$763,991	$151,138	$612,853	18.2%	$45,080	$567,773	16.7%
1.071		Property	Burleson BP Bldg 1 (Austin DC I)	$673,062	$182,381	$490,681	2013		$623,292	$198,038	$425,254	2014		$726,311	$215,186	$511,126	T12 6/30/2015		64.3%	$642,691	$242,750	$399,941	18.2%	$38,080	$361,861	16.7%
1.072		Property	Raceway Crossings IC Bldg 3 (Austin DC II)	$664,996	$181,615	$483,380	2013		$795,694	$217,405	$578,289	2014		$811,241	$221,975	$589,266	T12 6/30/2015		100.0%	$843,358	$236,841	$606,517	18.2%	$34,720	$571,797	16.7%
1.073		Property	Freeport DC Bldg 2	$767,389	$266,589	$500,800	2013		$781,710	$208,262	$573,448	2014		$797,364	$244,259	$553,104	T12 6/30/2015		100.0%	$838,045	$257,603	$580,441	18.2%	$50,400	$530,041	16.7%
1.074		Property	Concours DC	$269,342	$45,223	$224,119	2013		$597,026	$141,937	$455,090	2014		$382,861	$148,799	$234,062	T12 6/30/2015			($3,358)	$142,071	($145,429)	18.2%	$36,007	($181,437)	16.7%
1.075		Property	Raceway Crossings IC Bldg 2 (Austin DC II)	$660,297	$178,235	$482,061	2013		$744,632	$203,827	$540,805	2014		$779,881	$214,219	$565,663	T12 6/30/2015		100.0%	$826,204	$233,637	$592,567	18.2%	$34,720	$557,847	16.7%
1.076		Property	Hagerstown - Industrial Lane DC	$916,190	$142,704	$773,487	2013		$934,592	$143,314	$791,278	2014		$919,867	$139,652	$780,215	T12 6/30/2015		92.7%	$935,713	$160,120	$775,592	18.2%	$59,800	$715,792	16.7%
1.077		Property	Maple Point 1	$829,937	$211,183	$618,754	2013		$803,438	$223,057	$580,381	2014		$802,238	$213,936	$588,302	T12 6/30/2015		100.0%	$813,444	$212,640	$600,804	18.2%	$29,736	$571,068	16.7%
1.078		Property	Freeport DC Bldg 1	$808,100	$262,805	$545,295	2013		$789,572	$210,028	$579,544	2014		$810,143	$249,010	$561,133	T12 6/30/2015		100.0%	$860,718	$252,940	$607,778	18.2%	$49,000	$558,778	16.7%
1.079		Property	Capital Beltway CC	$151,348	$36,036	$115,312	2013		$769,770	$155,794	$613,976	2014		$778,495	$158,769	$619,726	T12 6/30/2015		100.0%	$775,241	$146,561	$628,680	18.2%	$39,729	$588,951	16.7%
1.080		Property	Centerpointe Trailer Lot														T12 6/30/2015		100.0%	$586,707	$196,204	$390,503	18.2%	$0	$390,503	16.7%
1.081		Property	Randall Crossing DC	$277,255	$64,008	$213,247	2013		$664,917	$136,393	$528,523	2014		$659,479	$126,312	$533,166	T12 6/30/2015		100.0%	$695,828	$155,663	$540,165	18.2%	$35,103	$505,063	16.7%
1.082		Property	Burleson BP Bldg 2 (Austin DC I)	$694,362	$179,025	$515,337	2013		$817,208	$204,330	$612,878	2014		$813,324	$217,387	$595,937	T12 6/30/2015		19.2%	$228,897	$226,041	$2,856	18.2%	$38,080	($35,224)	16.7%
1.083		Property	Maple Point 2	$752,026	$199,145	$552,880	2013		$789,623	$207,399	$582,224	2014		$763,884	$201,192	$562,693	T12 6/30/2015		100.0%	$758,547	$196,676	$561,870	18.2%	$28,554	$533,316	16.7%
1.084		Property	Hollins End 6	$755,300	$104,009	$651,291	2013		$797,279	$122,138	$675,141	2014		$807,692	$121,754	$685,939	T12 6/30/2015		100.0%	$832,902	$146,883	$686,019	18.2%	$42,000	$644,019	16.7%
1.085		Property	Freeport DC Bldg 3	$675,568	$239,582	$435,986	2013		$683,395	$189,580	$493,816	2014		$713,566	$223,733	$489,833	T12 6/30/2015		100.0%	$744,216	$234,887	$509,328	18.2%	$45,588	$463,741	16.7%
1.086		Property	Redlands Industrial Center II	$100,046	$47,849	$52,197	2013		$365,032	$158,244	$206,787	2014		$395,293	$164,513	$230,780	T12 6/30/2015		100.0%	$563,569	$156,874	$406,695	18.2%	$34,777	$371,917	16.7%
1.087		Property	Hollins End 1	$278,722	$116,277	$162,445	2013		$479,501	$132,371	$347,130	2014		$587,766	$115,176	$472,590	T12 6/30/2015		100.0%	$617,100	$117,391	$499,709	18.2%	$42,279	$457,430	16.7%
1.088		Property	Hollins End 2	$640,108	$113,458	$526,650	2013		$735,298	$124,848	$610,450	2014		$625,322	$126,461	$498,861	T12 6/30/2015		67.9%	$493,744	$148,900	$344,844	18.2%	$42,109	$302,735	16.7%
1.089		Property	Valwood West Industrial D	$46,534	$354,299	($307,765)	2013		$815,827	$459,754	$356,073	2014		$699,314	$257,135	$442,179	T12 6/30/2015		100.0%	$764,380	$244,107	$520,273	18.2%	$44,667	$475,606	16.7%
1.090		Property	Redlands Industrial Center IA	$153,501	$55,798	$97,703	2013		$571,042	$185,236	$385,806	2014		$579,181	$202,566	$376,615	T12 6/30/2015		100.0%	$518,780	$154,621	$364,158	18.2%	$34,853	$329,305	16.7%
1.091		Property	Valwood West Industrial C	$704,726	$223,844	$480,882	2013		$761,388	$234,276	$527,112	2014		$755,287	$241,958	$513,329	T12 6/30/2015		100.0%	$796,896	$246,632	$550,264	18.2%	$46,993	$503,271	16.7%
1.092		Property	10th Street Business Park 1	$619,868	$196,074	$423,794	2013		$634,088	$193,333	$440,755	2014		$660,600	$208,594	$452,007	T12 6/30/2015		100.0%	$682,697	$214,698	$467,999	18.2%	$35,000	$432,999	16.7%
1.093		Property	Columbia Park IC	$561,410	$103,415	$457,995	2013		$607,727	$127,812	$479,915	2014		$620,184	$130,761	$489,423	T12 6/30/2015		100.0%	$649,395	$154,260	$495,135	18.2%	$37,475	$457,660	16.7%
1.094		Property	Valley View BC Bldg 2	$398,100	$180,792	$217,308	2013		$582,258	$236,813	$345,446	2014		$608,345	$223,168	$385,177	T12 6/30/2015		100.0%	$625,017	$261,845	$363,173	18.2%	$40,950	$322,223	16.7%
1.095		Property	Valley View BC Bldg 1	$486,774	$150,785	$335,989	2013		$672,395	$203,765	$468,631	2014		$703,197	$197,454	$505,743	T12 6/30/2015		100.0%	$781,232	$222,576	$558,656	18.2%	$32,086	$526,570	16.7%
1.096		Property	Crossroads DC III	$519,530	$103,985	$415,545	2013		$571,387	$128,561	$442,826	2014		$560,409	$129,787	$430,622	T12 6/30/2015		100.0%	$601,610	$151,727	$449,883	18.2%	$17,798	$432,086	16.7%
1.097		Property	Northpointe DC Bldg 1	$280,806	$78,334	$202,472	2013		$434,023	$146,191	$287,832	2014		$456,720	$157,707	$299,014	T12 6/30/2015		81.2%	$495,495	$143,321	$352,174	18.2%	$16,251	$335,923	16.7%
1.098		Property	Park 88	$425,130	$148,603	$276,527	2013		$414,123	$177,298	$236,825	2014		$397,503	$170,876	$226,627	T12 6/30/2015		84.0%	$425,754	$165,632	$260,122	18.2%	$22,917	$237,205	16.7%
1.099		Property	Ameriplex	$440,863	$276,612	$164,250	2013		$635,118	$300,786	$334,332	2014		$632,856	$273,770	$359,086	T12 6/30/2015		100.0%	$737,385	$265,386	$471,999	18.2%	$41,650	$430,349	16.7%

 A-1-13

Annex A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

				MORTGAGED PROPERTY UNDERWRITTEN CASH FLOWS(19)
Loan ID	Footnotes	Property Flag	Property Name	Third Most Recent Revenues	Third Most Recent Expenses	Third Most Recent NOI	Third Most Recent NOI Date	Third Most Recent NOI Debt Yield	Second Most Recent Revenues	Second Most Recent Expenses	Second Most Recent NOI	Second Most Recent NOI Date	Second Most Recent NOI Debt Yield	Most Recent Revenues	Most Recent Expenses	Most Recent NOI	Most Recent NOI Date	Most Recent NOI Debt Yield	UW Occupancy	UW EGI	UW Expenses	UW NOI	UW NOI Debt Yield	UW Capital Items	UW NCF	UW NCF Debt Yield
1.100		Property	Vista Point South 5	$608,413	$162,263	$446,150	2013		$631,335	$177,493	$453,842	2014		$642,948	$191,739	$451,209	T12 6/30/2015		100.0%	$651,412	$191,977	$459,435	18.2%	$14,428	$445,007	16.7%
1.101		Property	Hollins End 5	$401,562	$128,037	$273,526	2013		$387,036	$74,113	$312,923	2014		$390,630	$70,685	$319,945	T12 6/30/2015		100.0%	$406,499	$83,582	$322,917	18.2%	$28,216	$294,700	16.7%
1.102		Property	Northpointe DC Bldg 2	$300,237	$65,792	$234,445	2013		$486,401	$116,744	$369,657	2014		$480,438	$110,168	$370,269	T12 6/30/2015		100.0%	$526,778	$141,738	$385,040	18.2%	$12,829	$372,211	16.7%
1.103		Property	Vista Point South 6	$431,705	$138,046	$293,659	2013		$827,480	$442,561	$384,919	2014		$589,015	$170,586	$418,429	T12 6/30/2015		100.0%	$571,377	$169,356	$402,020	18.2%	$12,628	$389,392	16.7%
1.104		Property	Raceway Crossings IC Bldg 1 (Austin DC II)	$135,288	$91,647	$43,641	2013		$431,999	$113,955	$318,044	2014		$442,980	$119,942	$323,038	T12 6/30/2015		100.0%	$476,287	$133,607	$342,680	18.2%	$17,920	$324,760	16.7%
1.105		Property	Vista Point South 4	$419,523	$166,044	$253,479	2013		$617,831	$197,771	$420,060	2014		$503,697	$219,078	$284,620	T12 6/30/2015		33.1%	$191,492	$164,277	$27,215	18.2%	$12,985	$14,230	16.7%
1.106		Property	Vista Point South 3	$138,868	$140,204	($1,336)	2013		$382,785	$152,612	$230,173	2014		$517,499	$164,116	$353,383	T12 6/30/2015		100.0%	$529,757	$167,645	$362,113	18.2%	$12,453	$349,660	16.7%
1.107		Property	North Plainfield 3	$508,861	$192,049	$316,812	2013		$578,402	$224,585	$353,817	2014		$510,903	$223,257	$287,646	T12 6/30/2015		49.3%	$258,525	$190,300	$68,225	18.2%	$43,120	$25,105	16.7%
1.108		Property	Vista Point South 1	$437,762	$114,009	$323,753	2013		$441,447	$126,948	$314,499	2014		$444,355	$131,749	$312,606	T12 6/30/2015		100.0%	$445,135	$135,056	$310,079	18.2%	$9,720	$300,360	16.7%
1.109		Property	Bolingbrook VMF	$441,286	$76,147	$365,139	2013		$453,570	$93,773	$359,797	2014		$455,724	$89,941	$365,784	T12 6/30/2015		100.0%	$481,489	$95,101	$386,389	18.2%	$6,760	$379,629	16.7%
1.110		Property	Vista Point South 2	$452,853	$122,269	$330,584	2013		$195,394	$149,321	$46,073	2014		$204,753	$170,305	$34,447	T12 6/30/2015		42.0%	$193,159	$140,587	$52,572	18.2%	$10,570	$42,002	16.7%
1.111		Property	Hollins End 3	$219,697	$44,137	$175,560	2013		$226,387	$46,478	$179,909	2014		$233,291	$46,720	$186,571	T12 6/30/2015		100.0%	$240,155	$56,811	$183,344	18.2%	$15,531	$167,813	16.7%
1.112		Property	Hollins End 4	$220,626	$62,759	$157,867	2013		$222,644	$50,843	$171,801	2014		$246,174	$60,166	$186,008	T12 6/30/2015		100.0%	$245,272	$48,879	$196,393	18.2%	$11,760	$184,633	16.7%
1.113		Property	Freeport DC Bldg 6	$76,640	$23,950	$52,691	2013		$142,375	$47,145	$95,230	2014		$144,375	$48,598	$95,777	T12 6/30/2015		100.0%	$128,083	$30,332	$97,752	18.2%	$4,375	$93,377	16.7%
1.114		Property	Freeport DC Bldg 5	$102,510	$27,222	$75,288	2013		$105,585	$24,714	$80,871	2014		$107,161	$28,190	$78,971	T12 6/30/2015		100.0%	$114,185	$33,564	$80,621	18.2%	$4,874	$75,747	16.7%
2		Loan	FedEx Brooklyn																100.0%	$11,154,536	$0	$11,154,536	8.6%	$41,808	$11,112,728	8.5%
3		Loan	Starwood Capital Extended Stay Portfolio	$53,291,483	$37,645,557	$15,645,926	2013	7.8%	$66,610,494	$39,424,850	$27,185,644	2014	13.6%	$68,907,956	$40,115,425	$28,792,531	T12 4/30/2015	14.4%	76.3%	$68,907,956	$40,932,498	$27,975,458	14.0%	$2,756,318	$25,219,140	12.6%
3.01		Property	Crestwood Suites Denver - Aurora	$1,482,692	$1,019,586	$463,106	2013		$2,107,009	$1,125,819	$981,190	2014		$2,164,850	$1,174,087	$990,763	T12 4/30/2015		79.1%	$2,164,850	$1,213,155	$951,695	14.0%	$86,594	$865,101	12.6%
3.02		Property	Sun Suites New Orleans (Metairie)	$1,677,145	$933,612	$743,532	2013		$1,885,189	$916,306	$968,883	2014		$1,996,501	$957,942	$1,038,560	T12 4/30/2015		84.0%	$1,996,501	$983,178	$1,013,323	14.0%	$79,860	$933,463	12.6%
3.03		Property	Sun Suites New Orleans (Harvey)	$1,498,251	$912,317	$585,934	2013		$1,881,183	$936,982	$944,201	2014		$1,960,097	$960,508	$999,589	T12 4/30/2015		85.3%	$1,960,097	$982,180	$977,917	14.0%	$78,404	$899,513	12.6%
3.04		Property	Sun Suites Hobby (Clearlake)	$1,128,078	$774,263	$353,815	2013		$1,744,519	$874,379	$870,140	2014		$1,797,194	$872,340	$924,854	T12 4/30/2015		91.1%	$1,797,194	$886,483	$910,712	14.0%	$71,888	$838,824	12.6%
3.05		Property	Sun Suites Plano	$1,180,058	$667,893	$512,165	2013		$1,492,640	$696,700	$795,940	2014		$1,648,923	$699,697	$949,226	T12 4/30/2015		91.0%	$1,648,923	$720,423	$928,500	14.0%	$65,957	$862,544	12.6%
3.06		Property	Sun Suites Westchase	$1,495,825	$831,752	$664,073	2013		$1,762,403	$926,097	$836,306	2014		$1,796,400	$965,362	$831,037	T12 4/30/2015		82.0%	$1,796,400	$981,378	$815,021	14.0%	$71,856	$743,165	12.6%
3.07		Property	Crestwood Suites Marietta Roswell Road	$931,642	$726,729	$204,913	2013		$1,494,394	$785,179	$709,215	2014		$1,587,730	$806,646	$781,083	T12 4/30/2015		88.8%	$1,587,730	$822,878	$764,852	14.0%	$63,509	$701,343	12.6%
3.08		Property	Sun Suites Sugar Land (Stafford)	$1,289,841	$663,868	$625,974	2013		$1,550,933	$741,419	$809,514	2014		$1,673,057	$774,338	$898,720	T12 4/30/2015		88.3%	$1,673,057	$793,352	$879,706	14.0%	$66,922	$812,783	12.6%
3.09		Property	Sun Suites Raleigh	$1,057,566	$928,780	$128,786	2013		$1,293,383	$820,488	$472,895	2014		$1,420,076	$818,524	$601,552	T12 4/30/2015		79.8%	$1,420,076	$829,994	$590,082	14.0%	$56,803	$533,279	12.6%
3.10		Property	Sun Suites Intercontinental Greenspoint	$1,029,189	$693,713	$335,475	2013		$1,443,432	$743,805	$699,627	2014		$1,535,377	$755,660	$779,717	T12 4/30/2015		88.3%	$1,535,377	$769,822	$765,555	14.0%	$61,415	$704,140	12.6%
3.11		Property	Crestwood Suites Nashville Madison	$1,113,412	$786,167	$327,245	2013		$1,568,746	$945,108	$623,638	2014		$1,701,782	$988,692	$713,089	T12 4/30/2015		90.3%	$1,701,782	$1,002,957	$698,825	14.0%	$68,071	$630,753	12.6%
3.12		Property	Sun Suites Cumming	$925,096	$574,990	$350,106	2013		$1,385,453	$694,015	$691,438	2014		$1,428,206	$711,151	$717,055	T12 4/30/2015		75.1%	$1,428,206	$725,435	$702,772	14.0%	$57,128	$645,643	12.6%
3.13		Property	Crestwood Suites Murfreesboro	$1,348,913	$754,710	$594,203	2013		$1,567,088	$878,414	$688,674	2014		$1,651,835	$892,659	$759,175	T12 4/30/2015		83.8%	$1,651,835	$909,017	$742,818	14.0%	$66,073	$676,744	12.6%
3.14		Property	Sun Suites Smyrna	$800,526	$602,299	$198,227	2013		$1,309,897	$622,830	$687,067	2014		$1,415,516	$632,006	$783,510	T12 4/30/2015		93.8%	$1,415,516	$646,714	$768,803	14.0%	$56,621	$712,182	12.6%
3.15		Property	Sun Suites Dallas - Garland	$877,070	$630,288	$246,782	2013		$1,324,574	$686,573	$638,001	2014		$1,389,793	$717,229	$672,564	T12 4/30/2015		90.8%	$1,389,793	$732,368	$657,424	14.0%	$55,592	$601,833	12.6%
3.16		Property	Sun Suites DFW Airport - Lewisville	$952,119	$637,369	$314,750	2013		$1,393,739	$700,704	$693,035	2014		$1,429,105	$708,228	$720,878	T12 4/30/2015		85.4%	$1,429,105	$719,100	$710,005	14.0%	$57,164	$652,841	12.6%
3.17		Property	Sun Suites Charlotte - Matthews	$1,080,202	$734,503	$345,699	2013		$1,335,270	$704,973	$630,297	2014		$1,368,215	$698,505	$669,710	T12 4/30/2015		81.5%	$1,368,215	$711,801	$656,414	14.0%	$54,729	$601,686	12.6%
3.18		Property	Crestwood Suites Disney Orlando	$1,142,321	$854,910	$287,411	2013		$1,549,187	$888,249	$660,938	2014		$1,598,930	$875,892	$723,039	T12 4/30/2015		78.0%	$1,598,930	$892,977	$705,953	14.0%	$63,957	$641,996	12.6%
3.19		Property	Crestwood Suites Orlando UCF	$1,206,740	$879,327	$327,412	2013		$1,696,754	$984,663	$712,091	2014		$1,724,636	$931,946	$792,690	T12 4/30/2015		79.2%	$1,724,636	$949,831	$774,805	14.0%	$68,985	$705,819	12.6%
3.20		Property	Crestwood Suites Snellville	$919,801	$708,026	$211,775	2013		$1,448,298	$800,468	$647,830	2014		$1,560,071	$847,026	$713,045	T12 4/30/2015		92.4%	$1,560,071	$865,106	$694,965	14.0%	$62,403	$632,562	12.6%
3.21		Property	Sun Suites Suwanee	$1,067,451	$788,188	$279,262	2013		$1,363,276	$789,423	$573,853	2014		$1,429,484	$797,890	$631,594	T12 4/30/2015		82.6%	$1,429,484	$815,065	$614,419	14.0%	$57,179	$557,240	12.6%
3.22		Property	Home Towne Suites Kannapolis	$904,638	$656,974	$247,664	2013		$1,148,731	$665,318	$483,414	2014		$1,143,550	$672,150	$471,399	T12 4/30/2015		74.0%	$1,143,550	$686,156	$457,393	14.0%	$45,742	$411,651	12.6%
3.23		Property	Sun Suites Corpus Christi	$1,305,822	$779,719	$526,103	2013		$1,498,002	$925,187	$572,815	2014		$1,586,531	$955,234	$631,297	T12 4/30/2015		71.6%	$1,586,531	$973,244	$613,287	14.0%	$63,461	$549,826	12.6%
3.24		Property	Home Towne Suites Tuscaloosa	$1,776,056	$1,168,820	$607,236	2013		$1,660,599	$1,033,930	$626,668	2014		$1,501,693	$1,061,762	$439,931	T12 4/30/2015		53.5%	$1,501,693	$1,084,650	$417,043	14.0%	$60,068	$356,975	12.6%
3.25		Property	Sun Suites Jacksonville	$841,480	$600,035	$241,445	2013		$1,196,761	$605,526	$591,235	2014		$1,187,252	$618,327	$568,925	T12 4/30/2015		76.3%	$1,187,252	$638,263	$548,989	14.0%	$47,490	$501,499	12.6%
3.26		Property	Sun Suites Chesapeake	$914,737	$921,979	($7,241)	2013		$1,515,635	$893,605	$622,030	2014		$1,494,883	$935,467	$559,416	T12 4/30/2015		71.2%	$1,494,883	$939,874	$555,009	14.0%	$59,795	$495,213	12.6%
3.27		Property	Crestwood Suites Fort Myers	$968,593	$690,885	$277,707	2013		$1,301,941	$833,247	$468,694	2014		$1,469,429	$852,867	$616,562	T12 4/30/2015		58.5%	$1,469,429	$873,043	$596,385	14.0%	$58,777	$537,608	12.6%
3.28		Property	Crestwood Suites Greensboro Airport	$945,577	$745,417	$200,161	2013		$1,375,943	$825,576	$550,367	2014		$1,357,068	$829,273	$527,795	T12 4/30/2015		68.8%	$1,357,068	$848,161	$508,907	14.0%	$54,283	$454,624	12.6%
3.29		Property	Crestwood Suites Austin	$1,380,837	$944,320	$436,518	2013		$1,588,162	$1,066,593	$521,569	2014		$1,590,105	$1,107,796	$482,309	T12 4/30/2015		65.9%	$1,590,105	$1,123,495	$466,611	14.0%	$63,604	$403,006	12.6%
3.30		Property	Sun Suites Gwinnett	$1,016,532	$672,074	$344,458	2013		$1,255,962	$749,885	$506,077	2014		$1,316,189	$776,031	$540,158	T12 4/30/2015		93.0%	$1,316,189	$790,912	$525,277	14.0%	$52,648	$472,630	12.6%
3.31		Property	Crestwood Suites Marietta - Town Center Mall	$826,530	$742,116	$84,414	2013		$1,315,533	$815,997	$499,536	2014		$1,413,208	$837,760	$575,448	T12 4/30/2015		80.3%	$1,413,208	$851,745	$561,463	14.0%	$56,528	$504,934	12.6%
3.32		Property	Crestwood Suites Baton Rouge	$899,212	$803,104	$96,108	2013		$1,472,153	$951,487	$520,666	2014		$1,541,650	$953,299	$588,350	T12 4/30/2015		77.6%	$1,541,650	$972,975	$568,675	14.0%	$61,666	$507,009	12.6%
3.33		Property	Home Towne Suites Columbus	$1,247,132	$870,528	$376,604	2013		$1,187,552	$841,311	$346,241	2014		$1,168,963	$842,036	$326,928	T12 4/30/2015		69.2%	$1,168,963	$861,757	$307,207	14.0%	$46,759	$260,448	12.6%
3.34		Property	Crestwood Suites NW Houston	$1,481,047	$922,211	$558,836	2013		$1,574,644	$1,001,693	$572,951	2014		$1,478,417	$1,000,386	$478,031	T12 4/30/2015		68.8%	$1,478,417	$1,014,742	$463,674	14.0%	$59,137	$404,538	12.6%
3.35		Property	Home Towne Suites Auburn	$883,376	$642,758	$240,617	2013		$917,706	$596,742	$320,964	2014		$1,032,986	$606,454	$426,532	T12 4/30/2015		79.8%	$1,032,986	$620,491	$412,495	14.0%	$41,319	$371,176	12.6%
3.36		Property	Sun Suites Stockbridge	$785,126	$643,732	$141,394	2013		$1,127,245	$646,812	$480,433	2014		$1,239,807	$682,381	$557,426	T12 4/30/2015		90.4%	$1,239,807	$694,601	$545,205	14.0%	$49,592	$495,613	12.6%
3.37		Property	Home Towne Suites Anderson	$1,106,419	$679,856	$426,563	2013		$1,004,428	$676,620	$327,808	2014		$1,021,415	$676,253	$345,162	T12 4/30/2015		64.8%	$1,021,415	$689,224	$332,191	14.0%	$40,857	$291,334	12.6%
3.38		Property	Crestwood Suites Colorado Springs	$1,034,814	$681,895	$352,919	2013		$1,170,470	$776,315	$394,155	2014		$1,291,772	$826,541	$465,231	T12 4/30/2015		51.7%	$1,291,772	$846,750	$445,021	14.0%	$51,671	$393,350	12.6%
3.39		Property	Home Towne Suites Prattville	$845,016	$588,231	$256,784	2013		$813,298	$550,454	$262,844	2014		$833,510	$548,028	$285,481	T12 4/30/2015		69.8%	$833,510	$558,992	$274,517	14.0%	$33,340	$241,177	12.6%
3.40		Property	Crestwood Suites High Point	$1,015,103	$768,097	$247,006	2013		$1,242,087	$855,784	$386,303	2014		$1,291,814	$860,618	$431,196	T12 4/30/2015		61.8%	$1,291,814	$880,936	$410,878	14.0%	$51,673	$359,205	12.6%
3.41		Property	Sun Suites Birmingham	$869,229	$763,121	$106,108	2013		$1,113,458	$764,472	$348,986	2014		$1,088,283	$697,017	$391,266	T12 4/30/2015		72.6%	$1,088,283	$720,656	$367,627	14.0%	$43,531	$324,095	12.6%
3.42		Property	Sun Suites Kennesaw Town Center	$592,533	$552,729	$39,804	2013		$934,772	$557,066	$377,706	2014		$977,237	$563,371	$413,866	T12 4/30/2015		88.1%	$977,237	$579,578	$397,658	14.0%	$39,089	$358,569	12.6%
3.43		Property	Sun Suites Greensboro	$1,041,646	$852,662	$188,984	2013		$1,231,492	$845,928	$385,564	2014		$1,263,913	$878,917	$384,996	T12 4/30/2015		67.6%	$1,263,913	$891,122	$372,791	14.0%	$50,557	$322,235	12.6%
3.44		Property	Home Towne Suites Greenville	$714,343	$588,804	$125,539	2013		$818,052	$620,163	$197,889	2014		$880,923	$628,170	$252,753	T12 4/30/2015		67.5%	$880,923	$641,827	$239,096	14.0%	$35,237	$203,859	12.6%
3.45		Property	Sun Suites Hattiesburg	$792,913	$572,548	$220,365	2013		$832,487	$603,296	$229,191	2014		$798,873	$590,982	$207,891	T12 4/30/2015		55.9%	$798,873	$602,632	$196,241	14.0%	$31,955	$164,286	12.6%
3.46		Property	Home Towne Suites Decatur	$956,557	$674,755	$281,803	2013		$805,554	$552,560	$252,994	2014		$733,335	$549,731	$183,604	T12 4/30/2015		53.4%	$733,335	$560,851	$172,484	14.0%	$29,333	$143,150	12.6%
3.47		Property	Home Towne Suites Bowling Green	$1,093,957	$852,514	$241,443	2013		$973,043	$780,204	$192,839	2014		$1,064,641	$812,898	$251,744	T12 4/30/2015		56.2%	$1,064,641	$826,398	$238,244	14.0%	$42,586	$195,658	12.6%
3.48		Property	Sun Suites Gulfport Airport	$971,367	$713,160	$258,207	2013		$1,037,454	$745,324	$292,130	2014		$1,086,399	$784,757	$301,643	T12 4/30/2015		62.9%	$1,086,399	$795,084	$291,316	14.0%	$43,456	$247,860	12.6%
3.49		Property	Crestwood Suites Newport News	$898,238	$773,305	$124,933	2013		$1,042,249	$756,084	$286,165	2014		$978,983	$778,697	$200,286	T12 4/30/2015		61.1%	$978,983	$799,225	$179,758	14.0%	$39,159	$140,599	12.6%
3.50		Property	Home Towne Suites Clarksville	$978,716	$675,919	$302,796	2013		$857,714	$625,077	$232,636	2014		$797,349	$601,896	$195,453	T12 4/30/2015		64.2%	$797,349	$611,898	$185,451	14.0%	$31,894	$153,557	12.6%
4		Loan	Ellicott House	$6,669,696	$2,274,313	$4,395,383	2013	7.6%	$6,526,436	$2,575,466	$3,950,970	2014	6.9%	$6,654,376	$2,547,408	$4,106,968	T12 8/31/2015	7.1%	94.0%	$6,640,892	$2,509,511	$4,131,381	7.2%	$98,711	$4,032,670	7.0%
5		Loan	401 Market																95.3%	$9,806,417	$4,835,755	$4,970,663	8.9%	$460,411	$4,510,252	8.1%
6		Loan	Baldwin Hills Center	$3,059,559	$1,112,121	$1,947,438	2013	5.9%	$3,445,392	$1,117,325	$2,328,067	2014	7.1%	$3,624,530	$1,091,213	$2,533,317	T12 8/31/2015	7.7%	85.9%	$4,465,651	$1,338,160	$3,127,491	9.5%	$207,098	$2,920,393	8.8%
7		Loan	Embassy Suites and Claypool Court	$18,175,187	$12,802,163	$5,373,024	2013	17.9%	$18,635,695	$13,327,391	$5,308,304	2014	17.7%	$18,873,495	$13,500,520	$5,372,975	T12 8/31/2015	17.9%	73.9%	$18,873,495	$13,668,564	$5,204,931	17.3%	$973,975	$4,230,955	14.1%
8		Loan	Rosecroft Mews Apartments	$3,779,690	$1,956,495	$1,823,195	2013	6.5%	$4,016,177	$2,031,744	$1,984,433	2014	7.1%	$4,061,289	$1,975,095	$2,086,194	T12 7/31/2015	7.5%	90.0%	$4,057,138	$1,750,491	$2,306,647	8.3%	$76,000	$2,230,647	8.0%
9		Loan	Triple Net Acquisitions Portfolio - Pool 1																94.3%	$2,651,607	$79,548	$2,572,059	11.1%	$186,673	$2,385,386	10.3%
9.01		Property	508 Fishkill Avenue																95.0%	$1,001,723	$30,052	$971,671	11.1%	$30,869	$940,802	10.3%
9.02		Property	758 East Utah Valley Drive																93.9%	$778,371	$23,351	$755,020	11.1%	$29,414	$725,606	10.3%
9.03		Property	10701 East 126th Street North																95.0%	$667,242	$20,017	$647,225	11.1%	$82,913	$564,312	10.3%
9.04		Property	1200 North Maitlen Drive																90.0%	$204,271	$6,128	$198,143	11.1%	$43,478	$154,666	10.3%
10		Loan	San Diego HHSA Building																94.1%	$3,087,494	$777,629	$2,309,865	10.4%	$146,896	$2,162,969	9.7%
11		Loan	DoubleTree Commerce	$10,989,597	$8,014,747	$2,974,850	2013	13.8%	$11,663,479	$8,441,945	$3,221,534	2014	14.9%	$12,031,568	$8,612,425	$3,419,143	T12 8/31/2015	15.8%	88.5%	$12,031,579	$8,903,139	$3,128,439	14.5%	$481,263	$2,647,176	12.3%
12		Loan	Sheraton Lincoln Harbor Hotel	$20,217,239	$12,699,714	$7,517,525	2013	9.4%	$21,731,120	$12,899,299	$8,831,821	2014	11.0%	$21,537,690	$12,888,669	$8,649,021	T12 7/31/2015	10.8%	83.9%	$22,491,786	$13,268,309	$9,223,477	11.5%	$1,012,130	$8,211,347	10.3%
13		Loan	Windwood Oaks Apartments	$2,572,779	$1,450,336	$1,122,442	2013	6.0%	$2,860,462	$1,457,473	$1,402,990	2014	7.5%	$3,054,963	$1,452,018	$1,602,946	T12 8/31/2015	8.5%	94.0%	$3,199,024	$1,468,555	$1,730,469	9.2%	$116,160	$1,614,309	8.6%
14		Loan	Stone Gables Apartments						$1,593,634	$771,036	$822,598	2014	4.6%	$2,370,879	$896,703	$1,474,176	T4 7/31/2015 Annualized	8.2%	92.0%	$2,380,146	$864,169	$1,515,977	8.5%	$38,400	$1,477,577	8.2%
15		Loan	Madison Park	$3,035,064	$1,381,518	$1,653,546	2013	9.2%	$3,221,730	$1,455,642	$1,766,089	2014	9.9%	$3,250,251	$1,507,043	$1,743,208	T12 5/31/2015	9.7%	93.0%	$3,245,844	$1,473,321	$1,772,523	9.9%	$3,935	$1,768,588	9.9%
16		Loan	Officescape and Corporate Hill Portfolio	$3,817,805	$2,348,517	$1,469,288	2013	8.6%	$4,076,587	$2,540,430	$1,536,157	2014	8.9%	$4,475,140	$2,886,431	$1,588,709	T12 7/31/2015	9.3%	88.9%	$4,867,973	$2,678,211	$2,189,762	12.8%	$243,320	$1,946,442	11.3%
16.01		Property	Corporate Hill III	$1,436,759	$690,505	$746,254	2013		$1,409,424	$686,663	$722,761	2014		$1,340,933	$720,936	$619,996	T12 7/31/2015		93.3%	$1,425,551	$732,074	$693,477	12.8%	$67,698	$625,779	11.3%
16.02		Property	Corporate Hill IV	$949,911	$596,740	$353,171	2013		$1,073,357	$685,219	$388,138	2014		$1,299,766	$828,251	$471,515	T12 7/31/2015		98.7%	$1,422,369	$716,579	$705,790	12.8%	$63,010	$642,780	11.3%
16.03		Property	Officescape III	$442,790	$315,355	$127,435	2013		$451,231	$324,087	$127,144	2014		$467,582	$376,916	$90,666	T12 7/31/2015		78.2%	$629,659	$367,314	$262,345	12.8%	$36,537	$225,808	11.3%
16.04		Property	Officescape II	$349,938	$321,474	$28,464	2013		$442,676	$376,803	$65,873	2014		$585,525	$412,688	$172,837	T12 7/31/2015		76.8%	$613,014	$386,106	$226,908	12.8%	$35,593	$191,315	11.3%
16.05		Property	Officescape I	$638,407	$424,443	$213,964	2013		$699,899	$467,658	$232,241	2014		$781,334	$547,640	$233,693	T12 7/31/2015		85.9%	$777,379	$476,138	$301,241	12.8%	$40,482	$260,759	11.3%
17		Loan	University Plains	$2,279,241	$1,096,807	$1,182,434	2013	7.0%	$2,445,686	$1,091,186	$1,354,500	2014	8.1%	$2,503,531	$1,163,523	$1,340,008	T12 6/30/2015	8.0%	95.0%	$2,657,874	$1,177,037	$1,480,837	8.8%	$50,220	$1,430,617	8.5%
18		Loan	Ivy Ridge Apartments	$1,825,469	$988,203	$837,266	2013	5.7%	$1,982,152	$1,062,875	$919,277	2014	6.2%	$2,077,990	$1,052,031	$1,025,959	T12 5/31/2015	6.9%	95.0%	$2,233,367	$980,498	$1,252,869	8.5%	$52,371	$1,200,498	8.1%
19		Loan	Reynolds MHC Portfolio 2											$2,804,190	$1,353,837	$1,450,353	Various	10.1%	83.9%	$2,863,618	$1,366,238	$1,497,381	10.4%	$47,080	$1,450,301	10.1%
19.01		Property	Rex Aire MHC											$380,326	$91,244	$289,082	T12 8/31/2015		96.4%	$376,329	$97,053	$279,276	10.4%	$5,000	$274,276	10.1%
19.02		Property	Valley View Terrace MHC						$294,269	$124,526	$169,743	2014		$362,245	$139,682	$222,563	T12 8/31/2015		86.3%	$409,744	$160,679	$249,065	10.4%	$3,400	$245,665	10.1%
19.03		Property	Mobile Manor Estate						$609,235	$410,934	$198,301	2014		$700,913	$519,591	$181,322	T12 8/31/2015		66.8%	$729,733	$529,787	$199,946	10.4%	$12,700	$187,246	10.1%
19.04		Property	West Hill MHC		$573	($573)	2013							$278,951	$83,429	$195,522	T12 8/31/2015		84.7%	$300,169	$102,596	$197,573	10.4%	$5,700	$191,873	10.1%
19.05		Property	Cherokee Village											$369,262	$130,887	$238,375	T12 8/31/2015		97.2%	$354,512	$164,166	$190,346	10.4%	$5,350	$184,996	10.1%
19.06		Property	Mobile Lodge											$248,034	$98,833	$149,201	T12 8/31/2015		95.0%	$316,282	$140,528	$175,754	10.4%	$7,480	$168,274	10.1%
19.07		Property	Hillview											$296,594	$182,049	$114,544	T12 8/31/2015		80.4%	$223,259	$120,304	$102,955	10.4%	$4,400	$98,555	10.1%

 A-1-14

Annex A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

				MORTGAGED PROPERTY UNDERWRITTEN CASH FLOWS(19)
Loan ID	Footnotes	Property Flag	Property Name	Third Most Recent Revenues	Third Most Recent Expenses	Third Most Recent NOI	Third Most Recent NOI Date	Third Most Recent NOI Debt Yield	Second Most Recent Revenues	Second Most Recent Expenses	Second Most Recent NOI	Second Most Recent NOI Date	Second Most Recent NOI Debt Yield	Most Recent Revenues	Most Recent Expenses	Most Recent NOI	Most Recent NOI Date	Most Recent NOI Debt Yield	UW Occupancy	UW EGI	UW Expenses	UW NOI	UW NOI Debt Yield	UW Capital Items	UW NCF	UW NCF Debt Yield
19.08		Property	Cherry Acres											$167,866	$48,543	$119,323	T6 6/30/2015 Annualized		88.3%	$153,590	$51,125	$102,465	10.4%	$3,050	$99,415	10.1%
20		Loan	2100 Acklen Flats																95.0%	$1,505,143	$425,052	$1,080,091	7.6%	$13,020	$1,067,071	7.5%
21		Loan	Holiday Inn Austin	$6,129,217	$4,670,745	$1,458,472	2013	10.4%	$6,615,943	$4,932,125	$1,683,818	2014	12.0%	$7,617,429	$5,226,512	$2,390,917	T12 9/30/2015	17.1%	76.8%	$7,617,429	$5,431,795	$2,185,634	15.6%	$304,697	$1,880,936	13.4%
22		Loan	Summerlin Gateway Plaza	$2,320,378	$697,956	$1,622,422	2013	12.0%	$2,131,328	$770,370	$1,360,958	2014	10.1%	$2,221,277	$710,535	$1,510,742	T6 6/30/15 Annualized	11.2%	91.0%	$2,283,072	$722,831	$1,560,241	11.6%	$53,150	$1,507,091	11.2%
23		Loan	Frisco Plaza	$1,565,430	$406,215	$1,159,215	2013	9.0%	$1,569,022	$402,678	$1,166,344	2014	9.0%	$1,575,102	$401,640	$1,173,462	T12 8/31/2015	9.1%	95.0%	$1,595,139	$405,050	$1,190,090	9.2%	$58,224	$1,131,866	8.8%
24		Loan	DoubleTree Spokane	$12,944,611	$10,618,347	$2,326,264	2013	19.4%	$14,094,380	$11,080,026	$3,014,354	2014	25.1%	$14,678,641	$11,450,127	$3,228,514	T12 8/31/2015	26.9%	69.7%	$14,258,045	$11,292,624	$2,965,421	24.7%	$570,322	$2,395,099	20.0%
25		Loan	VPS MHC Portfolio	$2,430,006	$1,269,261	$1,160,745	2013	10.0%	$2,315,885	$1,240,664	$1,075,221	2014	9.2%	$2,334,505	$1,225,553	$1,108,953	T12 9/30/2015	9.5%	75.1%	$2,434,330	$1,220,861	$1,213,470	10.4%	$38,938	$1,174,532	10.1%
25.01		Property	Pinecrest Village	$1,406,966	$754,883	$652,083	2013		$1,312,523	$743,156	$569,367	2014		$1,305,176	$703,635	$601,540	T12 9/30/2015		66.3%	$1,376,845	$701,498	$675,347	10.4%	$28,512	$646,835	10.1%
25.02		Property	Stonegate MHC	$581,451	$272,913	$308,538	2013		$573,210	$266,898	$306,312	2014		$567,367	$275,301	$292,067	T12 9/30/2015		90.2%	$596,923	$274,350	$322,573	10.4%	$7,584	$314,989	10.1%
25.03		Property	The Vineyards	$441,589	$241,465	$200,124	2013		$430,152	$230,610	$199,542	2014		$461,962	$246,616	$215,346	T12 9/30/2015		92.8%	$460,562	$245,012	$215,549	10.4%	$2,842	$212,707	10.1%
26		Loan	Falcon Glen Apartments											$1,471,468	$440,427	$1,031,041	T3 9/30/2015 Annualized	9.2%	95.0%	$1,404,183	$447,735	$956,448	8.5%	$14,400	$942,048	8.4%
27		Loan	Villa Broussard																93.5%	$1,408,986	$447,263	$961,723	8.9%	$20,000	$941,723	8.7%
28		Loan	579 Executive Campus	$1,293,193	$101,639	$1,191,554	2013	11.2%	$1,273,505	$118,173	$1,155,332	2014	10.8%						89.9%	$2,086,487	$965,274	$1,121,212	10.5%	$120,552	$1,000,661	9.4%
29		Loan	Savannah Place Apartments	$1,480,087	$689,710	$790,377	2013	8.0%	$1,521,291	$707,955	$813,336	2014	8.2%	$1,524,610	$691,092	$833,518	T12 8/31/2015	8.4%	93.0%	$1,569,982	$692,453	$877,528	8.9%	$43,000	$834,528	8.4%
30		Loan	Park Vista Waupaca	$2,592,318	$1,788,082	$804,236	2013	8.6%	$2,508,789	$1,800,605	$708,184	2014	7.6%	$2,712,821	$1,812,695	$900,126	T12 7/1/2015	9.7%	90.7%	$2,712,822	$1,828,864	$883,958	9.5%	$28,200	$855,758	9.2%
31		Loan	Staybridge Suites Augusta	$2,586,095	$1,256,400	$1,329,695	2013	15.0%	$2,938,453	$1,441,192	$1,497,261	2014	16.9%	$2,962,366	$1,470,480	$1,491,886	T12 3/31/2015	16.8%	82.0%	$2,840,724	$1,511,349	$1,329,375	15.0%	$113,629	$1,215,746	13.7%
32		Loan	Cape Horn Square	$1,134,285	$390,321	$743,964	2013	9.3%	$1,199,634	$394,952	$804,682	2014	10.1%	$1,170,985	$413,131	$757,854	T12 7/31/2015	9.5%	88.7%	$1,242,308	$403,977	$838,330	10.5%	$106,197	$732,133	9.2%
33		Loan	Mesa Ridge	$1,749,942	$1,053,708	$696,234	2013	9.2%	$1,686,123	$1,052,023	$634,100	2014	8.3%	$1,759,000	$1,122,201	$636,799	T12 9/30/2015	8.4%	81.9%	$1,913,035	$1,136,813	$776,222	10.2%	$89,167	$687,055	9.0%
34		Loan	Park at Bellaire	$1,374,073	$858,754	$515,319	2013	7.4%	$1,580,881	$1,005,181	$575,700	2014	8.2%	$1,613,369	$951,900	$661,469	T12 9/30/2015	9.5%	85.2%	$1,584,719	$899,817	$684,902	9.8%	$68,015	$616,887	8.8%
35		Loan	Arthur Square						$999,479	$531,978	$467,500	2014	6.9%	$1,498,929	$723,451	$775,478	T3 6/30/2015	11.5%	79.5%	$1,498,929	$816,993	$681,936	10.1%	$56,500	$625,436	9.3%
36		Loan	Holiday Inn Express Atlanta NE I-85 Clairmont	$1,832,673	$1,197,283	$635,390	2013	9.6%	$2,180,221	$1,228,206	$952,015	2014	14.4%	$2,323,777	$1,374,268	$949,509	T12 8/31/2015	14.3%	73.8%	$2,323,777	$1,420,137	$903,641	13.6%	$92,951	$810,689	12.2%
37		Loan	Lantern Estates MHP	$901,975	$273,820	$628,155	2013	9.7%	$924,339	$302,499	$621,840	2014	9.6%	$967,357	$284,641	$682,716	T12 9/30/2015	10.5%	82.9%	$957,570	$314,103	$643,467	9.9%	$11,000	$632,467	9.7%
38		Loan	Stony Creek Portfolio	$2,149,187	$1,519,844	$629,344	2013	10.2%	$2,330,166	$1,670,199	$659,968	2014	10.7%	$2,464,755	$1,671,753	$793,002	T12 7/31/2015	12.8%	56.7%	$2,464,755	$1,690,588	$774,167	12.5%	$98,590	$675,577	10.9%
38.01		Property	Hampton Inn	$1,284,714	$911,434	$373,280	2013		$1,442,396	$997,700	$444,696	2014		$1,515,862	$1,008,183	$507,679	T12 7/31/2015		62.5%	$1,515,862	$1,026,008	$489,854	12.5%	$60,634	$429,219	10.9%
38.02		Property	Sleep Inn	$864,474	$608,410	$256,064	2013		$887,770	$672,498	$215,271	2014		$948,893	$663,570	$285,323	T12 7/31/2015		50.2%	$948,893	$664,579	$284,314	12.5%	$37,956	$246,358	10.9%
39		Loan	Pineherst Apartments																95.0%	$757,720	$251,773	$505,947	8.3%	$6,000	$499,947	8.2%
40		Loan	Heritage Square	$668,890	$187,918	$480,972	2013	8.2%	$693,735	$198,600	$495,136	2014	8.5%	$719,053	$198,200	$520,853	T12 8/31/2015	8.9%	94.0%	$711,523	$222,319	$489,203	8.4%	$21,344	$467,860	8.0%
41		Loan	Tower East Offices	$2,142,825	$1,479,465	$663,360	2013	12.5%	$2,197,828	$1,504,822	$693,006	2014	13.1%	$2,090,628	$1,402,654	$687,974	T12 8/31/2015	13.0%	75.1%	$2,046,369	$1,412,773	$633,596	11.9%	$131,657	$501,938	9.5%
42		Loan	Walgreens - Philadelphia	$452,000		$452,000	2013	8.5%	$452,000		$452,000	2014	8.5%	$452,000		$452,000	T12 7/31/2015	8.5%	99.0%	$447,480	$13,424	$434,056	8.2%	$1,383	$432,673	8.2%
43		Loan	Grayson Self-Storage Portfolio	$801,445	$438,941	$362,504	2013	7.0%	$855,953	$450,640	$405,313	2014	7.8%	$936,668	$468,176	$468,492	T12 8/31/2015	9.0%	86.0%	$1,007,920	$508,501	$499,420	9.6%	$11,334	$488,086	9.4%
43.01		Property	Five Star Storage	$382,195	$190,172	$192,023	2013		$405,175	$199,390	$205,785	2014		$410,548	$222,655	$187,893	T12 8/31/2015		89.5%	$429,221	$224,513	$204,708	9.6%	$3,903	$200,806	9.4%
43.02		Property	Hometown Storage	$175,367	$128,315	$47,052	2013		$209,236	$131,629	$77,607	2014		$254,060	$132,139	$121,920	T12 8/31/2015		78.9%	$288,653	$143,161	$145,492	9.6%	$4,083	$141,409	9.4%
43.03		Property	Easy Self Storage	$243,883	$120,453	$123,430	2013		$241,543	$119,621	$121,922	2014		$272,060	$113,381	$158,679	T12 8/31/2015		89.7%	$290,046	$140,826	$149,220	9.6%	$3,349	$145,871	9.4%
44		Loan	Cypress Gardens MHC	$708,080	$268,108	$439,972	2013	8.8%	$678,807	$254,257	$424,550	2014	8.5%	$683,809	$270,533	$413,276	T12 9/30/2015	8.3%	78.2%	$704,807	$251,415	$453,392	9.1%	$6,550	$446,842	8.9%
45		Loan	Pokras Properties	$817,823	$291,986	$525,837	2013	10.6%	$718,676	$215,483	$503,193	2014	10.1%	$705,868	$180,771	$525,097	T12 8/31/2015	10.6%	92.5%	$663,899	$192,508	$471,391	9.5%	$22,346	$449,046	9.0%
45.01		Property	Tropicana Centre	$492,685	$226,929	$265,756	2013		$386,326	$149,696	$236,630	2014		$364,643	$118,763	$245,879	T12 8/31/2015		92.5%	$343,083	$123,273	$219,811	9.5%	$10,739	$209,072	9.0%
45.02		Property	Flamingo Jones Plaza	$325,138	$65,057	$260,081	2013		$332,350	$65,787	$266,563	2014		$341,226	$62,008	$279,218	T12 8/31/2015		92.5%	$320,816	$69,235	$251,580	9.5%	$11,606	$239,974	9.0%
46		Loan	Avalon Apartments	$734,475	$210,926	$523,549	2013	10.8%	$751,042	$203,625	$547,416	2014	11.3%	$782,903	$188,564	$594,339	T12 7/31/2015	12.3%	95.0%	$856,420	$256,931	$599,489	12.4%	$26,928	$572,561	11.8%
47		Loan	Custer Bridges						$490,903	$159,132	$331,771	2014	7.4%	$532,763	$169,028	$363,735	T12 8/31/2015	8.1%	94.0%	$554,454	$172,517	$381,937	8.5%	$16,087	$365,851	8.1%
48		Loan	The Plazas at Lakewood Forest	$319,484	$164,698	$154,786	2013	3.5%	$428,289	$169,453	$258,836	2014	5.8%	$578,808	$212,476	$366,332	T12 8/31/2015	8.2%	77.9%	$624,338	$225,594	$398,744	9.0%	$25,381	$373,363	8.4%
49		Loan	Magnolia Lane MHC	$502,376	$149,217	$353,159	2013	8.1%	$508,824	$155,899	$352,925	2014	8.0%	$512,187	$163,497	$348,690	T12 9/30/2015	8.0%	95.0%	$524,914	$169,201	$355,713	8.1%	$2,400	$353,313	8.1%
50		Loan	Dominion Market Plaza	$705,354	$217,329	$488,025	2013	11.8%	$674,224	$264,744	$409,481	2014	9.9%	$707,521	$238,632	$468,889	T12 8/31/2015	11.3%	82.3%	$704,531	$258,582	$445,950	10.8%	$62,439	$383,511	9.3%
51		Loan	West Side Plaza	$636,232	$99,782	$536,450	2013	13.4%	$445,286	$83,709	$361,577	2014	9.0%	$482,089	$83,567	$398,522	T12 9/30/2015	10.0%	84.9%	$575,589	$171,843	$403,746	10.1%	$39,358	$364,388	9.1%
52		Loan	Comfort Inn Lumberton	$965,595	$593,414	$372,181	2013	9.3%	$1,154,401	$678,508	$475,894	2014	11.9%	$1,231,921	$658,949	$572,972	T12 8/31/2015	14.4%	63.1%	$1,235,296	$704,999	$530,297	13.3%	$49,412	$480,885	12.1%
53		Loan	New Lebanon Plaza	$534,151	$142,904	$391,247	2013	10.2%	$522,686	$146,628	$376,059	2014	9.8%	$535,653	$153,036	$382,617	T12 8/31/2015	10.0%	79.3%	$530,180	$156,366	$373,814	9.7%	$38,740	$335,075	8.7%
54		Loan	Duke University Medical Office																100.0%	$337,467	$10,124	$327,343	8.7%		$327,343	8.7%
55		Loan	Quantum On The Bay Retail	$71,387	$41,727	$29,660	2013	0.9%	$113,755	$44,434	$69,321	2014	2.0%	$445,687	$19,831	$425,856	T5 5/31/2015 Annualized	12.3%	94.8%	$503,769	$148,185	$355,584	10.3%	$11,911	$343,672	10.0%
56		Loan	Springfield Meadows	$530,266	$227,290	$302,976	2013	9.4%	$534,809	$234,288	$300,521	2014	9.3%	$536,759	$243,215	$293,544	T12 8/31/2015	9.1%	90.3%	$525,868	$247,961	$277,907	8.6%	$6,200	$271,707	8.4%
57		Loan	Plover Pine Village	$487,809	$161,542	$326,266	2013	10.1%	$503,403	$206,404	$296,999	2014	9.2%	$535,901	$180,989	$354,912	T12 6/30/15	11.0%	100.0%	$568,024	$199,666	$368,358	11.4%	$11,750	$356,608	11.0%
58		Loan	Hot Springs	$339,553	$53,964	$285,589	2013	9.1%	$374,547	$61,896	$312,651	2014	9.9%	$376,133	$63,921	$312,212	T12 7/31/2015	9.9%	95.0%	$370,394	$62,930	$307,464	9.8%	$13,100	$294,364	9.3%
59		Loan	Woodland MHC/RV Resort	$313,693	$121,983	$191,711	2013	10.6%	$328,780	$108,985	$219,795	2014	12.1%	$329,947	$121,349	$208,598	T12 8/31/2015	11.5%	95.0%	$281,196	$116,873	$164,324	9.0%	$3,480	$160,844	8.9%

 A-1-15

Annex A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

				LARGEST TENANT INFORMATION(20)(21)(22)				2ND LARGEST TENANT INFORMATION(20)(21)(22)				3RD LARGEST TENANT INFORMATION(20)(21)(22)				4TH LARGEST TENANT INFORMATION(20)(21)(22)				5TH LARGEST TENANT INFORMATION(20)(21)(22)
Loan ID	Footnotes	Property Flag	Property Name	Largest Tenant	Largest Tenant Lease Expiration	Largest Tenant NSF	Largest Tenant % of NSF	2nd Largest Tenant	2nd Largest Tenant Lease Expiration	2nd Largest Tenant NSF	2nd Largest Tenant % of NSF	3rd Largest Tenant	3rd Largest Tenant Lease Expiration	3rd Largest Tenant NSF	3rd Largest Tenant % of NSF	4th Largest Tenant	4th Largest Tenant Lease Expiration	4th Largest Tenant NSF	4th Largest Tenant % of NSF	5th Largest Tenant	5th Largest Tenant Lease Expiration	5th Largest Tenant NSF	5th Largest Tenant % of NSF
1		Loan	GLP Industrial Portfolio A
1.001		Property	Inland Empire Indian Ave DC	HanesBrands, Inc.	10/31/2018	1,309,754	100.0%
1.002		Property	Centerpointe 4	Harbor Freight Tools	9/30/2034	1,280,446	100.0%
1.003		Property	Hofer Ranch IC Bldg 1	Samsung Electronics	9/30/2019	612,104	100.0%
1.004		Property	Denver DC	United Natural Foods, Inc.	10/31/2028	553,757	100.0%
1.005		Property	Freeport DC Bldg 4	Lineage Logistics ICM, LLC	7/31/2017	355,577	48.9%	Glazier Food Company	5/31/2025	281,813	38.7%	Schneider Resources	12/31/2016	90,118	12.4%
1.006		Property	Ontario Mills DC	Owens & Minor Distribution, Inc	12/31/2024	520,161	100.0%
1.007		Property	Hagerstown Distribution Center	Home Depot USA Inc	9/30/2016	824,298	100.0%
1.008		Property	Beckwith Farms DC	CEVA	9/30/2020	706,500	100.0%
1.009		Property	Crossroads DC I	Carrier Enterprise	1/31/2022	180,299	39.5%	Bunzl Distribution	12/31/2018	164,841	36.1%	Lagasse, Inc	10/31/2016	111,360	24.4%
1.010		Property	Centerpointe 6	Serta	3/31/2026	532,926	100.0%
1.011		Property	I-95 DC	Reliable Churchill	8/31/2029	449,299	100.0%
1.012		Property	Chino Spec Forward	AFC Cable Systems	4/30/2025	265,975	64.9%	KeHe Distributors, Inc.	2/28/2020	143,955	35.1%
1.013		Property	Bedford Park II	Packaging Corp of America	9/30/2025	470,160	100.0%
1.014		Property	Landover DC	MDV SpartanNash	1/31/2028	368,088	72.6%	AAA Mid Atlantic	3/31/2019	55,933	11.0%	Zip Mailing Services	6/30/2018	48,511	9.6%	SMK, Inc	6/30/2022	34,540	6.8%
1.015		Property	North Plainfield 8	Belkin Corporation	11/30/2019	798,096	100.0%
1.016		Property	Sterling DC	Bodega Latina	4/30/2020	300,172	100.0%
1.017		Property	Clifton DC	International Paper Company	10/31/2019	230,953	100.0%
1.018		Property	Beckwith Farms 3	CEVA	7/31/2018	480,000	100.0%
1.019		Property	Collington Commerce Center	Nordstrom	6/30/2025	239,742	100.0%
1.020		Property	Bedford Park IB	Federal Express Corp	9/30/2021	272,446	100.0%
1.021		Property	Elam Farms DC	Intermetro Industries Corporation	6/30/2019	275,000	75.7%	United States of America	7/31/2032	88,500	24.3%
1.022		Property	Champagne DC	Genco	2/28/2018	263,670	100.0%
1.023		Property	Bridge Point 1	Paramont	4/30/2019	79,102	29.9%	Navistar, Inc	4/30/2022	65,531	24.8%	Consolidated Distribution Corp	10/31/2015	47,456	18.0%	Christie Lites	11/30/2021	46,413	17.6%	SVBC, Inc.	6/30/2016	25,681	9.7%
1.024		Property	Center Square DC	Home Depot USA Inc	8/31/2017	299,520	100.0%
1.025		Property	Park 355	AceHardware Corporation	11/30/2024	72,217	28.4%	Clark Distribution Systems	5/31/2016	57,525	22.6%	TricorBraun	4/30/2017	48,005	18.9%	American Furniture Rentals, In	6/30/2018	38,543	15.2%	Vynera Transportation	10/31/2016	28,436	11.2%
1.026		Property	Commerce Farms DC 3	Bridgestone Americas Tire	5/31/2018	332,000	72.7%	PrimeSource Building Prod	2/28/2022	124,500	27.3%
1.027		Property	Brandon Woods DC	Barrett Distribution	10/31/2018	274,152	100.0%
1.028		Property	Chantilly DC	East West Marble Company, LLC	10/31/2019	72,569	45.3%	NB Handy Company	6/30/2018	55,322	34.6%	Total Filtration Services, Inc	6/30/2016	21,454	13.4%	Next Day Cabinets, LLC	10/31/2016	10,766	6.7%
1.029		Property	Bolingbrook CC Bldg 3	Vistar Corporation	12/31/2021	198,100	69.6%	The Lincoln Electric Company	10/31/2016	86,647	30.4%
1.030		Property	Northpoint CC	American Building Supply	10/31/2024	300,800	100.0%
1.031		Property	Franklin Square IC I	TKO Installations, LLC	3/31/2020	87,109	39.9%	BP Packaging, Inc.	11/30/2019	63,417	29.0%	C&J Graphics, Inc.	4/30/2021	40,806	18.7%	Creative Touch Interiors, Inc.	10/30/2019	27,200	12.4%
1.032		Property	Rock Quarry Building #1	Tree of Life	2/28/2018	324,000	100.0%
1.033		Property	Aurora DC III	Jel Sert	10/31/2022	304,482	100.0%
1.034		Property	Washington (DC) Corporate Center	DC MPD	3/31/2026	98,286	80.1%	DC DPW	11/30/2015	24,422	19.9%
1.035		Property	Aurora DC 1	Casio America	4/30/2022	147,625	50.1%	UTI Integrated Logistics	11/30/2017	147,115	49.9%
1.036		Property	Waterfront DC	DG3 Group	3/31/2016	167,000	100.0%
1.037		Property	Pureland DC I	Engineering Arresting Systems	12/31/2018	273,333	100.0%
1.038		Property	Bedford Park IA	Assemblers, Inc.	5/31/2019	270,789	100.0%
1.039		Property	Prairie Point Bldg 3	JBS Logistics, Inc.	4/30/2022	303,800	100.0%
1.040		Property	Greenwood DC	Genco	1/31/2017	292,500	65.0%	Celadon	2/28/2018	157,500	35.0%
1.041		Property	Austin DC III	Owens & Minor Distribution, Inc	11/30/2016	84,000	49.0%	The American Bottling Company	9/30/2020	42,411	24.7%	Teksavers, Inc.	7/31/2017	24,000	14.0%	X-Press Micro, Inc.	12/31/2017	21,175	12.3%
1.042		Property	Franklin Square II	Pall Corp	10/31/2020	96,000	50.0%
1.043		Property	Pureland DC II	U.S. Foodservice, Inc.	6/30/2021	217,047	100.0%
1.044		Property	Somerset IC	PIM Brands LLC	5/31/2019	90,091	49.9%	Via Data & Marketing Se	5/31/2020	37,234	20.6%	Energy Sciences, Inc.	9/30/2016	35,843	19.9%	Advantech International	12/31/2015	17,234	9.6%
1.045		Property	Rock Quarry Building #2	Menlo Logistics	4/30/2020	150,660	60.0%	Berlin Packaging	2/28/2019	100,440	40.0%
1.046		Property	Brandon Woods DC II
1.047		Property	Centerpointe 5	Frazee Industries, Inc	4/30/2020	180,043	100.0%
1.048		Property	Industrial Parkway (CA) DC	FTDI West, Inc	2/28/2019	191,216	100.0%
1.049		Property	Beckwith Farms 2	CEVA	8/31/2019	247,500	100.0%
1.050		Property	North Plainfield 2	Westcon Group North Ameri	11/30/2020	128,350	28.9%
1.051		Property	North Plainfield 4	Smart Warehousing	1/31/2019	190,440	49.9%	DSG Indiana	10/31/2019	95,526	25.0%
1.052		Property	North Plainfield 5	Meritor Heavy Vehicle Systems	12/31/2018	275,327	72.2%	Keystone Automotive Indus	8/31/2019	106,145	27.8%
1.053		Property	Somerset IC II Building I	Pacon Manufacturing	9/30/2020	157,244	100.0%
1.054		Property	BWI Commerce Center II	Fabrication Design Inc	12/31/2021	146,104	73.7%	Stag Parkway	2/1/2017	52,265	26.3%
1.055		Property	Commerce Farms DC 4	Communications Test Desig	11/30/2018	142,500	51.4%	Jacobson Warehouse Compan	6/30/2019	135,000	48.6%
1.056		Property	Rock Run Bldg 6	Petco Animal Supplies Store, I	12/31/2017	156,326	56.3%	A&R Logistics, Inc.	3/31/2017	121,450	43.7%
1.057		Property	Bolingbrook CC Bldg 4
1.058		Property	Bridge Point 2	Flowserve US Inc.	5/31/2021	32,886	27.6%	McDavid, Inc.	3/31/2016	20,373	17.1%	Rite Rug Company, Inc.	11/30/2017	18,380	15.4%	Harrington Industrial Plastic	9/30/2019	17,193	14.4%	BEST Transportation Services	9/30/2021	16,892	14.2%
1.059		Property	Burleson BP Bldg 3 (Austin DC I)	Ultra Electronics	1/31/2021	76,800	70.6%	Lanvera Ltd	12/31/2018	12,845	11.8%
1.060		Property	10th Street Business Park 2	Intertek	9/30/2024	94,600	62.6%	True Brew Enterprises, LLC	5/31/2017	56,632	37.4%
1.061		Property	Park 55	Walgreens Company	2/28/2022	45,000	31.0%
1.062		Property	Valwood West Industrial A	Tidel Engineering, LP	12/31/2016	74,917	37.2%	Global Industries, Inc.	9/30/2019	63,010	31.3%	Jack Black, LLC	2/28/2019	27,000	13.4%
1.063		Property	Baltimore IC	Crown Beverage Packaging, LLC	9/30/2017	156,797	100.0%
1.064		Property	Englewood DC	Sultan Healthcare	10/31/2016	103,000	100.0%
1.065		Property	Centerpointe 9	ResMed Corporation	10/31/2017	130,002	100.0%
1.066		Property	Aurora DC 2	Victaulic Company	4/30/2019	61,897	49.6%	Thermamax Inc.	11/30/2019	26,490	21.2%	Planes Moving & Storage of Chi	1/31/2017	23,975	19.2%	Natural Direct LLC	8/31/2021	12,535	10.0%
1.067		Property	Redlands Industrial Center IB	Iron Mountain	1/31/2019	128,141	100.0%
1.068		Property	Somerset IC II Building II	Ivoclar Vivadent	3/31/2023	64,225	54.6%	Nissan North America	2/28/2022	31,587	26.8%	Ralph Libonati Co.	11/30/2020	21,839	18.6%
1.069		Property	Hofer Ranch TRS Building 3	New Flyer	9/30/2019	103,646	100.0%
1.070		Property	BWI Commerce Center I	Berry Plastics	10/31/2023	128,800	100.0%
1.071		Property	Burleson BP Bldg 1 (Austin DC I)	Stone Systems	10/31/2024	51,200	47.1%	Southwest Installation Service	1/31/2018	32,000	29.4%
1.072		Property	Raceway Crossings IC Bldg 3 (Austin DC II)	Flare	8/31/2021	84,649	85.3%	Used Equipment Sales	9/30/2017	14,551	14.7%
1.073		Property	Freeport DC Bldg 2	Omni Logistics Inc.	10/31/2020	84,000	58.3%	Dyncorp International LLC	6/30/2016	60,000	41.7%
1.074		Property	Concours DC
1.075		Property	Raceway Crossings IC Bldg 2 (Austin DC II)	Waste & Recycling Plastic Cont	9/30/2020	65,600	66.1%	Abrams and Company Publishers	9/30/2016	33,600	33.9%
1.076		Property	Hagerstown - Industrial Lane DC	Rust-Oleum Corporatio	9/30/2016	100,000	58.5%	Rust-Oleum Corporatio	8/31/2017	62,058	36.3%
1.077		Property	Maple Point 1	Nestle Waters North America In	9/30/2018	69,424	81.7%	Roush Industries, Inc.	1/31/2016	15,536	18.3%
1.078		Property	Freeport DC Bldg 1	Jason Pharmaceuticals, Inc.	5/31/2018	70,000	50.0%	Kuehne & Nagel, Inc.	10/31/2017	70,000	50.0%
1.079		Property	Capital Beltway CC	B.K. Miller	10/31/2018	79,062	69.7%	Compass Group	4/30/2017	34,450	30.3%
1.080		Property	Centerpointe Trailer Lot	Harbor Freight Tools	9/30/2034	0	100.0%
1.081		Property	Randall Crossing DC	Iron Mountain	5/31/2019	100,294	100.0%
1.082		Property	Burleson BP Bldg 2 (Austin DC I)	Move Solutions	12/31/2022	38,400	35.3%
1.083		Property	Maple Point 2	Components Express	11/30/2022	23,838	29.2%	The Goodyear Tire & Rubber Co	6/30/2017	18,735	23.0%	Midwest Office Interiors	8/31/2020	15,548	19.1%	AH Tensor International, LLC	10/31/2019	12,029	14.7%	ForTec Medical	8/31/2016	11,433	14.0%
1.084		Property	Hollins End 6	Northrop Grumman	1/31/2016	120,000	100.0%
1.085		Property	Freeport DC Bldg 3	Beavex Incorporated	4/30/2017	60,380	46.4%	KW (TX), Inc.	1/31/2016	36,870	28.3%	Omni Logistics Inc.	2/29/2016	33,000	25.3%
1.086		Property	Redlands Industrial Center II	Polaris	6/30/2020	99,363	100.0%
1.087		Property	Hollins End 1	Free State Books, LLC	9/30/2016	64,233	53.2%	Action Pak	1/31/2017	56,563	46.8%
1.088		Property	Hollins End 2	Shepard Exposition Services, I	12/31/2015	56,182	46.7%	Jason Pharmaceuticals, Inc.	5/31/2018	24,130	20.1%
1.089		Property	Valwood West Industrial D	Hugh M. Cunningham, Inc.	7/31/2024	76,610	60.0%	Group O	11/30/2016	51,010	40.0%
1.090		Property	Redlands Industrial Center IA	Stater Brothers	1/31/2019	65,520	65.8%	Design It	9/30/2015	34,060	34.2%
1.091		Property	Valwood West Industrial C	Snap Drape International	1/31/2018	57,439	42.8%	Exel, Inc.	9/30/2016	34,899	26.0%	Valmont Industries, Inc.	10/31/2019	21,238	15.8%	GLC	11/30/2018	20,690	15.4%
1.092		Property	10th Street Business Park 1	Telect, Inc.	11/30/2020	100,000	100.0%
1.093		Property	Columbia Park IC	Natural Animal Nutrition	3/31/2016	69,100	64.5%	Goodman Distribution, Inc	11/30/2017	23,605	22.0%	MD Stone Source, Inc	10/31/2016	14,365	13.4%
1.094		Property	Valley View BC Bldg 2	Continental Concession Supplie	6/30/2017	63,000	53.8%	Karndean International, LLC	1/31/2018	54,000	46.2%
1.095		Property	Valley View BC Bldg 1	ANEW Business Solutions, Inc.	1/31/2020	42,954	46.9%	Panini America, Inc.	3/31/2021	34,883	38.1%	The Chamberlain Group, Inc.	9/30/2017	13,837	15.1%
1.096		Property	Crossroads DC III	Eaton Corporation	5/31/2017	50,850	100.0%
1.097		Property	Northpointe DC Bldg 1	Home Design Outlet Center Virg	7/31/2017	13,003	28.0%	Nest Technologies Corp.	6/30/2016	9,111	19.6%	Euro USA VA, Inc.	2/28/2018	7,955	17.1%	E-Cell Technologies, Inc.	6/30/2016	5,546	11.9%	Controlled Technology	12/31/2020	3,395	7.3%
1.098		Property	Park 88	Dupage County Election Commiss	1/31/2020	28,414	43.4%	Spraying Systems Co.	8/31/2016	11,622	17.7%	Fuel Tech	12/31/2020	10,930	16.7%
1.099		Property	Ameriplex	LH Express, LLC	8/31/2018	68,800	57.8%	GTECH Corporation	7/31/2023	50,200	42.2%

 A-1-16

Annex A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

				LARGEST TENANT INFORMATION(20)(21)(22)				2ND LARGEST TENANT INFORMATION(20)(21)(22)				3RD LARGEST TENANT INFORMATION(20)(21)(22)				4TH LARGEST TENANT INFORMATION(20)(21)(22)				5TH LARGEST TENANT INFORMATION(20)(21)(22)
Loan ID	Footnotes	Property Flag	Property Name	Largest Tenant	Largest Tenant Lease Expiration	Largest Tenant NSF	Largest Tenant % of NSF	2nd Largest Tenant	2nd Largest Tenant Lease Expiration	2nd Largest Tenant NSF	2nd Largest Tenant % of NSF	3rd Largest Tenant	3rd Largest Tenant Lease Expiration	3rd Largest Tenant NSF	3rd Largest Tenant % of NSF	4th Largest Tenant	4th Largest Tenant Lease Expiration	4th Largest Tenant NSF	4th Largest Tenant % of NSF	5th Largest Tenant	5th Largest Tenant Lease Expiration	5th Largest Tenant NSF	5th Largest Tenant % of NSF
1.100		Property	Vista Point South 5	Paragon Global Resources, Inc	11/30/2018	22,313	54.1%	Palm Beach Tan, Inc.	9/30/2017	18,910	45.9%
1.101		Property	Hollins End 5	National Delivery Systems	7/31/2016	80,618	100.0%
1.102		Property	Northpointe DC Bldg 2	The Richards Corporation	10/31/2022	36,654	100.0%
1.103		Property	Vista Point South 6	Primary Health, Inc.	12/31/2018	36,080	100.0%
1.104		Property	Raceway Crossings IC Bldg 1 (Austin DC II)	Control Panels USA Inc	6/30/2019	25,600	50.0%	Austin Wearhouse	12/31/2018	25,600	50.0%
1.105		Property	Vista Point South 4	RL National Roofing Partners	4/30/2024	11,731	31.6%
1.106		Property	Vista Point South 3	Coriant USA, Inc.	6/30/2024	24,986	70.2%	Southwest Sales, LP	9/30/2016	10,594	29.8%
1.107		Property	North Plainfield 3	Inter-Continental Gear &	5/31/2018	17,600	14.3%	Panalpina, Inc.	1/31/2017	17,600	14.3%	United Suppliers, Inc.	9/30/2016	17,600	14.3%
1.108		Property	Vista Point South 1	Gulf States Toyota, Inc.	12/31/2016	27,770	100.0%
1.109		Property	Bolingbrook VMF	Navistar, Inc	4/30/2019	19,314	100.0%
1.110		Property	Vista Point South 2	Toyota Motor Sales, USA, Inc.	11/30/2016	12,765	42.3%
1.111		Property	Hollins End 3	Carroll’s LLC	12/31/2020	44,374	100.0%
1.112		Property	Hollins End 4	Star Sales-Baltimore, Inc	5/31/2017	16,880	50.2%	Lamberts Cable	3/31/2019	16,720	49.8%
1.113		Property	Freeport DC Bldg 6	Glazier Food Company	5/31/2025	12,500	100.0%
1.114		Property	Freeport DC Bldg 5	Pat Salmon & Sons, Inc.	10/31/2017	13,927	100.0%
2		Loan	FedEx Brooklyn	FedEx Ground Package System, Inc.	6/30/2030	278,721	100.0%
3		Loan	Starwood Capital Extended Stay Portfolio
3.01		Property	Crestwood Suites Denver - Aurora
3.02		Property	Sun Suites New Orleans (Metairie)
3.03		Property	Sun Suites New Orleans (Harvey)
3.04		Property	Sun Suites Hobby (Clearlake)
3.05		Property	Sun Suites Plano
3.06		Property	Sun Suites Westchase
3.07		Property	Crestwood Suites Marietta Roswell Road
3.08		Property	Sun Suites Sugar Land (Stafford)
3.09		Property	Sun Suites Raleigh
3.10		Property	Sun Suites Intercontinental Greenspoint
3.11		Property	Crestwood Suites Nashville Madison
3.12		Property	Sun Suites Cumming
3.13		Property	Crestwood Suites Murfreesboro
3.14		Property	Sun Suites Smyrna
3.15		Property	Sun Suites Dallas - Garland
3.16		Property	Sun Suites DFW Airport - Lewisville
3.17		Property	Sun Suites Charlotte - Matthews
3.18		Property	Crestwood Suites Disney Orlando
3.19		Property	Crestwood Suites Orlando UCF
3.20		Property	Crestwood Suites Snellville
3.21		Property	Sun Suites Suwanee
3.22		Property	Home Towne Suites Kannapolis
3.23		Property	Sun Suites Corpus Christi
3.24		Property	Home Towne Suites Tuscaloosa
3.25		Property	Sun Suites Jacksonville
3.26		Property	Sun Suites Chesapeake
3.27		Property	Crestwood Suites Fort Myers
3.28		Property	Crestwood Suites Greensboro Airport
3.29		Property	Crestwood Suites Austin
3.30		Property	Sun Suites Gwinnett
3.31		Property	Crestwood Suites Marietta - Town Center Mall
3.32		Property	Crestwood Suites Baton Rouge
3.33		Property	Home Towne Suites Columbus
3.34		Property	Crestwood Suites NW Houston
3.35		Property	Home Towne Suites Auburn
3.36		Property	Sun Suites Stockbridge
3.37		Property	Home Towne Suites Anderson
3.38		Property	Crestwood Suites Colorado Springs
3.39		Property	Home Towne Suites Prattville
3.40		Property	Crestwood Suites High Point
3.41		Property	Sun Suites Birmingham
3.42		Property	Sun Suites Kennesaw Town Center
3.43		Property	Sun Suites Greensboro
3.44		Property	Home Towne Suites Greenville
3.45		Property	Sun Suites Hattiesburg
3.46		Property	Home Towne Suites Decatur
3.47		Property	Home Towne Suites Bowling Green
3.48		Property	Sun Suites Gulfport Airport
3.49		Property	Crestwood Suites Newport News
3.50		Property	Home Towne Suites Clarksville
4		Loan	Ellicott House
5		Loan	401 Market	Wells Fargo	9/30/2024	349,770	72.2%	American Bible Society	9/30/2041	134,873	27.8%
6		Loan	Baldwin Hills Center	APLA	9/30/2022	22,928	18.0%	Rainbow USA, Inc.	1/31/2022	10,150	8.0%	PAE Professional Services	6/30/2021	6,940	5.5%	Kidney Dialysis Center	12/31/2022	6,750	5.3%	T.H.E. Clinic	11/30/2020	5,700	4.5%
7		Loan	Embassy Suites and Claypool Court
8		Loan	Rosecroft Mews Apartments
9		Loan	Triple Net Acquisitions Portfolio - Pool 1
9.01		Property	508 Fishkill Avenue	ReCommunity Recycling	6/1/2027	56,125	100.0%
9.02		Property	758 East Utah Valley Drive	Myler Disability	4/1/2025	53,480	100.0%
9.03		Property	10701 East 126th Street North	Victory Energy	10/1/2035	150,750	100.0%
9.04		Property	1200 North Maitlen Drive	Victory Energy	7/31/2020	79,050	100.0%
10		Loan	San Diego HHSA Building	San Diego Health and Human Services Administration	6/18/2025	95,000	85.4%	Good Nutrition	6/3/2018	4,500	4.0%	Steak N Shake	8/31/2026	4,000	3.6%	WIC North County Office	10/31/2019	3,010	2.7%
11		Loan	DoubleTree Commerce
12		Loan	Sheraton Lincoln Harbor Hotel
13		Loan	Windwood Oaks Apartments
14		Loan	Stone Gables Apartments
15		Loan	Madison Park	The Regents of the University of California	11/30/2022	11,421	12.3%	KINECTA Federal Credit Union	4/30/2017	8,424	9.1%	CB Restaurant INC DBA China BF	5/2/2019	6,756	7.3%	Animal Emergency Referral Center	11/30/2025	6,597	7.1%	Lisa’s Bon Appetite, INC.	7/1/2020	5,890	6.3%
16		Loan	Officescape and Corporate Hill Portfolio
16.01		Property	Corporate Hill III	Sedgwick Claims Mgmt Service	8/31/2017	22,624	23.4%	Ricoh Americas Corporation	11/30/2017	14,141	14.6%	Blaugrund, Herbert & Martin	8/31/2016	9,942	10.3%	Retirement Benefits Group, Inc.	MTM	8,467	8.8%	Browning & Meyer Co, LPA	7/9/2018	6,312	6.5%
16.02		Property	Corporate Hill IV	Civil & Environmental Consulting	4/30/2020	15,403	17.1%	Whalen and Company, Inc.	12/31/2017	12,498	13.9%	Time Warner Telcom	1/31/2017	10,635	11.8%	Long & Willcox, LLC	10/31/2018	5,084	5.6%	Alere, LLC	6/30/2018	4,766	5.3%
16.03		Property	Officescape III	Lutheran Social Services	2/28/2021	10,875	18.8%	Reading Recovery Council	4/30/2016	4,007	6.9%	Farmer, Lumpe & McClelland	8/31/2019	3,780	6.5%	Riverwood Partners, Llc	12/31/2016	3,125	5.4%	Muscular Dystrophy Association	2/29/2016	2,720	4.7%
16.04		Property	Officescape II	Spooner, Inc.	6/30/2018	9,002	17.7%	Financial Advisors Resources	3/31/2018	5,051	9.9%	Professional Certification Ct	12/31/2022	3,947	7.8%	Re/Max Premier Choice Realto	1/31/2018	2,968	5.8%	Ohio Fire Chiefs’ Association	3/31/2021	2,730	5.4%
16.05		Property	Officescape I	Advanced Wheel Sales Ltd	2/28/2023	6,892	13.2%	Prosper Business Development	4/30/2016	5,609	10.7%	Applied Performance	5/31/2017	5,580	10.7%	Besttransport.Com, Inc.	8/31/2018	5,420	10.4%	American Nursing Care, Inc.	2/28/2019	3,193	6.1%
17		Loan	University Plains
18		Loan	Ivy Ridge Apartments
19		Loan	Reynolds MHC Portfolio 2
19.01		Property	Rex Aire MHC
19.02		Property	Valley View Terrace MHC
19.03		Property	Mobile Manor Estate
19.04		Property	West Hill MHC
19.05		Property	Cherokee Village
19.06		Property	Mobile Lodge
19.07		Property	Hillview

 A-1-17

Annex A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

				LARGEST TENANT INFORMATION(20)(21)(22)				2ND LARGEST TENANT INFORMATION(20)(21)(22)				3RD LARGEST TENANT INFORMATION(20)(21)(22)				4TH LARGEST TENANT INFORMATION(20)(21)(22)				5TH LARGEST TENANT INFORMATION(20)(21)(22)
Loan ID	Footnotes	Property Flag	Property Name	Largest Tenant	Largest Tenant Lease Expiration	Largest Tenant NSF	Largest Tenant % of NSF	2nd Largest Tenant	2nd Largest Tenant Lease Expiration	2nd Largest Tenant NSF	2nd Largest Tenant % of NSF	3rd Largest Tenant	3rd Largest Tenant Lease Expiration	3rd Largest Tenant NSF	3rd Largest Tenant % of NSF	4th Largest Tenant	4th Largest Tenant Lease Expiration	4th Largest Tenant NSF	4th Largest Tenant % of NSF	5th Largest Tenant	5th Largest Tenant Lease Expiration	5th Largest Tenant NSF	5th Largest Tenant % of NSF
19.08		Property	Cherry Acres
20		Loan	2100 Acklen Flats	Double Dogs Tennessee	4/30/2025	4,184	33.1%	Revelator Coffee	6/30/2025	1,451	11.5%	Jeni’s Splendid Ice Cream	6/30/2022	1,426	11.3%	Revv…by the Rage	6/30/2020	1,327	10.5%	Native + Nomad	4/30/2022	1,321	10.5%
21		Loan	Holiday Inn Austin
22		Loan	Summerlin Gateway Plaza	Posare Salon	2/28/2019	7,825	12.5%	Dunn Edwards Corporation	9/30/2017	7,150	11.4%	Wyatt Orthodontics	8/31/2017	3,700	5.9%	One Nevada Credit Union	1/31/2020	2,892	4.6%	Quest Diagnostics	4/30/2016	2,700	4.3%
23		Loan	Frisco Plaza	LA Fitness	3/31/2021	45,000	73.2%	Verizon	11/30/2017	3,622	5.9%	Great Outdoors	5/31/2018	2,030	3.3%	Salon Belle	3/11/2016	2,000	3.3%	Home Floors	MTM	1,700	2.8%
24		Loan	DoubleTree Spokane
25		Loan	VPS MHC Portfolio
25.01		Property	Pinecrest Village
25.02		Property	Stonegate MHC
25.03		Property	The Vineyards
26		Loan	Falcon Glen Apartments
27		Loan	Villa Broussard
28		Loan	579 Executive Campus	ABB Inc.	12/31/2024	89,277	80.7%	Sogeti USA, LLC	7/31/2020	9,988	9.0%
29		Loan	Savannah Place Apartments
30		Loan	Park Vista Waupaca
31		Loan	Staybridge Suites Augusta
32		Loan	Cape Horn Square	Weis Markets, Inc.	4/15/2017	53,044	44.9%	Dollar General	1/31/2018	8,060	6.8%	Cape Horn Pets	11/30/2026	7,155	6.1%	Cape Horn Family Rest	4/30/2017	4,068	3.4%	Northwest Savings Bank	2/28/2016	3,696	3.1%
33		Loan	Mesa Ridge
34		Loan	Park at Bellaire
35		Loan	Arthur Square
36		Loan	Holiday Inn Express Atlanta NE I-85 Clairmont
37		Loan	Lantern Estates MHP
38		Loan	Stony Creek Portfolio
38.01		Property	Hampton Inn
38.02		Property	Sleep Inn
39		Loan	Pineherst Apartments
40		Loan	Heritage Square	Dr. David Goodman, Psychologist	9/30/2019	3,450	6.6%	Renz	9/30/2017	1,785	3.4%	White Oak Family Wellness	12/31/2018	1,785	3.4%	EWN, Inc.	4/30/2020	1,615	3.1%	Complex Management / CCRE	6/30/2027	1,583	3.0%
41		Loan	Tower East Offices	Equity Engineering	7/31/2017	32,301	19.6%	TemPay, Inc.	2/28/2019	7,061	4.3%	Mid-Continent and Coke	3/31/2018	5,998	3.6%	Dingus & Dagas, Inc.	11/30/2018	5,694	3.5%	Capital Advisors	3/31/2020	5,547	3.4%
42		Loan	Walgreens - Philadelphia	Walgreen Eastern Co., Inc.	11/30/2069	13,825	100.0%
43		Loan	Grayson Self-Storage Portfolio
43.01		Property	Five Star Storage
43.02		Property	Hometown Storage
43.03		Property	Easy Self Storage
44		Loan	Cypress Gardens MHC
45		Loan	Pokras Properties
45.01		Property	Tropicana Centre	Del Taco	12/31/2016	3,500	40.1%	Pro Nails	12/31/2016	2,015	23.1%	Fantastic Sam’s	1/31/2017	1,203	13.8%	Jones Smoke & Gift	2/28/2020	1,040	11.9%	Catherine Wong	11/30/2018	975	11.2%
45.02		Property	Flamingo Jones Plaza	Rapid Cash	6/30/2019	3,600	33.6%	MMS Communications	10/31/2017	2,400	22.4%	Flamingo Cleaners	6/30/2016	1,302	12.2%	Subway	12/31/2018	1,200	11.2%	Style 5	4/30/2016	1,125	10.5%
46		Loan	Avalon Apartments
47		Loan	Custer Bridges	Villa Nails and Spa	10/31/2018	2,773	19.7%	Zensmiles	5/31/2020	2,453	17.5%	Firehouse Subs	5/31/2016	1,903	13.5%	Starbucks	10/31/2019	1,750	12.5%	HomeTeam Insurance	11/30/2018	1,410	10.0%
48		Loan	The Plazas at Lakewood Forest	Angel Nunez and Maria I. Nunez	1/31/2021	4,475	16.9%	Tomball Texas Hospital Company, LLC	11/18/2020	3,671	13.9%	Blacks Market Eats LLC	7/31/2019	3,550	13.4%	Chinois Orient Bistro, Inc.	2/28/2016	2,200	8.3%	Marcon, Inc. dba Vino Artino	5/31/2020	1,981	7.5%
49		Loan	Magnolia Lane MHC
50		Loan	Dominion Market Plaza	Food Lion, LLC	11/18/2019	41,106	54.4%	Fresenius Medical Care	2/29/2020	8,000	10.6%	Family Dollar Stores, Inc.	12/31/2019	6,600	8.7%	Dr. Sonya Webb, DDS	6/30/2017	2,700	3.6%	Beauty Forever	5/31/2017	2,100	2.8%
51		Loan	West Side Plaza	Goodwill	6/30/2020	12,000	32.7%	King’s Buffet	7/31/2016	4,951	13.5%	CATO	1/31/2018	4,160	11.3%	Pancake House	11/30/2019	3,500	9.5%	UPS	1/31/2019	1,640	4.5%
52		Loan	Comfort Inn Lumberton
53		Loan	New Lebanon Plaza	Supervalue Holdings	9/30/2020	26,332	50.6%	Rite Aid	2/3/2018	11,345	21.8%	Karen Goulden, DDS	11/30/2017	2,038	3.9%	Primary Care Associates	8/31/2019	1,663	3.2%	Subway	3/31/2020	1,440	2.8%
54		Loan	Duke University Medical Office	Duke University Health System, Inc.	9/30/2030	16,024	100.0%
55		Loan	Quantum On The Bay Retail	Quantum Executive Offices	4/30/2019	4,057	58.8%	Tatiana Suarez DMD	6/30/2022	1,595	23.1%	Hair Salon	2/28/2019	1,250	18.1%
56		Loan	Springfield Meadows
57		Loan	Plover Pine Village
58		Loan	Hot Springs	Family Christian Stores	1/31/2016	5,000	20.8%	Sherwin Williams	7/31/2021	4,500	18.8%	The Cato Corp	1/31/2021	3,900	16.3%	GameStop	5/30/2018	2,850	11.9%	RadioShack Corp	1/31/2018	2,500	10.4%
59		Loan	Woodland MHC/RV Resort

 A-1-18

Annex A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

MORTGAGE LOAN RESERVE INFORMATION(23)(24)(25)(26)(27)
Loan ID	Footnotes	Property Flag	Property Name	Upfront Replacement Reserves	Monthly Replacement Reserves	Replacement Reserve Cap	Upfront TI/LC Reserves	Monthly TI/LC Reserves	TI/LC Reserve Cap	Upfront Tax Reserves	Monthly Tax Reserves	Upfront Insurance Reserves	Monthly Insurance Reserves	Upfront Deferred Maint. Reserve	Upfront Debt Service Reserves
1		Loan	GLP Industrial Portfolio A		Springing	1/12th of $0.10 times the aggregate number of rentable square feet then contained in the properties		Springing	1/12th of $0.25 times the aggregate number of rentable square feet then contained in the properties		Springing		Springing	$1,177,541
1.001		Property	Inland Empire Indian Ave DC
1.002		Property	Centerpointe 4
1.003		Property	Hofer Ranch IC Bldg 1
1.004		Property	Denver DC
1.005		Property	Freeport DC Bldg 4
1.006		Property	Ontario Mills DC
1.007		Property	Hagerstown Distribution Center
1.008		Property	Beckwith Farms DC
1.009		Property	Crossroads DC I
1.010		Property	Centerpointe 6
1.011		Property	I-95 DC
1.012		Property	Chino Spec Forward
1.013		Property	Bedford Park II
1.014		Property	Landover DC
1.015		Property	North Plainfield 8
1.016		Property	Sterling DC
1.017		Property	Clifton DC
1.018		Property	Beckwith Farms 3
1.019		Property	Collington Commerce Center
1.020		Property	Bedford Park IB
1.021		Property	Elam Farms DC
1.022		Property	Champagne DC
1.023		Property	Bridge Point 1
1.024		Property	Center Square DC
1.025		Property	Park 355
1.026		Property	Commerce Farms DC 3
1.027		Property	Brandon Woods DC
1.028		Property	Chantilly DC
1.029		Property	Bolingbrook CC Bldg 3
1.030		Property	Northpoint CC
1.031		Property	Franklin Square IC I
1.032		Property	Rock Quarry Building #1
1.033		Property	Aurora DC III
1.034		Property	Washington (DC) Corporate Center
1.035		Property	Aurora DC 1
1.036		Property	Waterfront DC
1.037		Property	Pureland DC I
1.038		Property	Bedford Park IA
1.039		Property	Prairie Point Bldg 3
1.040		Property	Greenwood DC
1.041		Property	Austin DC III
1.042		Property	Franklin Square II
1.043		Property	Pureland DC II
1.044		Property	Somerset IC
1.045		Property	Rock Quarry Building #2
1.046		Property	Brandon Woods DC II
1.047		Property	Centerpointe 5
1.048		Property	Industrial Parkway (CA) DC
1.049		Property	Beckwith Farms 2
1.050		Property	North Plainfield 2
1.051		Property	North Plainfield 4
1.052		Property	North Plainfield 5
1.053		Property	Somerset IC II Building I
1.054		Property	BWI Commerce Center II
1.055		Property	Commerce Farms DC 4
1.056		Property	Rock Run Bldg 6
1.057		Property	Bolingbrook CC Bldg 4
1.058		Property	Bridge Point 2
1.059		Property	Burleson BP Bldg 3 (Austin DC I)
1.060		Property	10th Street Business Park 2
1.061		Property	Park 55
1.062		Property	Valwood West Industrial A
1.063		Property	Baltimore IC
1.064		Property	Englewood DC
1.065		Property	Centerpointe 9
1.066		Property	Aurora DC 2
1.067		Property	Redlands Industrial Center IB
1.068		Property	Somerset IC II Building II
1.069		Property	Hofer Ranch TRS Building 3
1.070		Property	BWI Commerce Center I
1.071		Property	Burleson BP Bldg 1 (Austin DC I)
1.072		Property	Raceway Crossings IC Bldg 3 (Austin DC II)
1.073		Property	Freeport DC Bldg 2
1.074		Property	Concours DC
1.075		Property	Raceway Crossings IC Bldg 2 (Austin DC II)
1.076		Property	Hagerstown - Industrial Lane DC
1.077		Property	Maple Point 1
1.078		Property	Freeport DC Bldg 1
1.079		Property	Capital Beltway CC
1.080		Property	Centerpointe Trailer Lot
1.081		Property	Randall Crossing DC
1.082		Property	Burleson BP Bldg 2 (Austin DC I)
1.083		Property	Maple Point 2
1.084		Property	Hollins End 6
1.085		Property	Freeport DC Bldg 3
1.086		Property	Redlands Industrial Center II
1.087		Property	Hollins End 1
1.088		Property	Hollins End 2
1.089		Property	Valwood West Industrial D
1.090		Property	Redlands Industrial Center IA
1.091		Property	Valwood West Industrial C
1.092		Property	10th Street Business Park 1
1.093		Property	Columbia Park IC
1.094		Property	Valley View BC Bldg 2
1.095		Property	Valley View BC Bldg 1
1.096		Property	Crossroads DC III
1.097		Property	Northpointe DC Bldg 1
1.098		Property	Park 88
1.099		Property	Ameriplex

 A-1-19

Annex A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

MORTGAGE LOAN RESERVE INFORMATION(23)(24)(25)(26)(27)
Loan ID	Footnotes	Property Flag	Property Name	Upfront Replacement Reserves	Monthly Replacement Reserves	Replacement Reserve Cap	Upfront TI/LC Reserves	Monthly TI/LC Reserves	TI/LC Reserve Cap	Upfront Tax Reserves	Monthly Tax Reserves	Upfront Insurance Reserves	Monthly Insurance Reserves	Upfront Deferred Maint. Reserve	Upfront Debt Service Reserves
1.100		Property	Vista Point South 5
1.101		Property	Hollins End 5
1.102		Property	Northpointe DC Bldg 2
1.103		Property	Vista Point South 6
1.104		Property	Raceway Crossings IC Bldg 1 (Austin DC II)
1.105		Property	Vista Point South 4
1.106		Property	Vista Point South 3
1.107		Property	North Plainfield 3
1.108		Property	Vista Point South 1
1.109		Property	Bolingbrook VMF
1.110		Property	Vista Point South 2
1.111		Property	Hollins End 3
1.112		Property	Hollins End 4
1.113		Property	Freeport DC Bldg 6
1.114		Property	Freeport DC Bldg 5
2		Loan	FedEx Brooklyn		$3,484						$10,433	$38,000	$12,149
3		Loan	Starwood Capital Extended Stay Portfolio	$244,725	4% of gross income from operations for the calendar month which is 2 months prior to the applicable payment date						Springing		Springing	$1,121,206
3.01		Property	Crestwood Suites Denver - Aurora
3.02		Property	Sun Suites New Orleans (Metairie)
3.03		Property	Sun Suites New Orleans (Harvey)
3.04		Property	Sun Suites Hobby (Clearlake)
3.05		Property	Sun Suites Plano
3.06		Property	Sun Suites Westchase
3.07		Property	Crestwood Suites Marietta Roswell Road
3.08		Property	Sun Suites Sugar Land (Stafford)
3.09		Property	Sun Suites Raleigh
3.10		Property	Sun Suites Intercontinental Greenspoint
3.11		Property	Crestwood Suites Nashville Madison
3.12		Property	Sun Suites Cumming
3.13		Property	Crestwood Suites Murfreesboro
3.14		Property	Sun Suites Smyrna
3.15		Property	Sun Suites Dallas - Garland
3.16		Property	Sun Suites DFW Airport - Lewisville
3.17		Property	Sun Suites Charlotte - Matthews
3.18		Property	Crestwood Suites Disney Orlando
3.19		Property	Crestwood Suites Orlando UCF
3.20		Property	Crestwood Suites Snellville
3.21		Property	Sun Suites Suwanee
3.22		Property	Home Towne Suites Kannapolis
3.23		Property	Sun Suites Corpus Christi
3.24		Property	Home Towne Suites Tuscaloosa
3.25		Property	Sun Suites Jacksonville
3.26		Property	Sun Suites Chesapeake
3.27		Property	Crestwood Suites Fort Myers
3.28		Property	Crestwood Suites Greensboro Airport
3.29		Property	Crestwood Suites Austin
3.30		Property	Sun Suites Gwinnett
3.31		Property	Crestwood Suites Marietta - Town Center Mall
3.32		Property	Crestwood Suites Baton Rouge
3.33		Property	Home Towne Suites Columbus
3.34		Property	Crestwood Suites NW Houston
3.35		Property	Home Towne Suites Auburn
3.36		Property	Sun Suites Stockbridge
3.37		Property	Home Towne Suites Anderson
3.38		Property	Crestwood Suites Colorado Springs
3.39		Property	Home Towne Suites Prattville
3.40		Property	Crestwood Suites High Point
3.41		Property	Sun Suites Birmingham
3.42		Property	Sun Suites Kennesaw Town Center
3.43		Property	Sun Suites Greensboro
3.44		Property	Home Towne Suites Greenville
3.45		Property	Sun Suites Hattiesburg
3.46		Property	Home Towne Suites Decatur
3.47		Property	Home Towne Suites Bowling Green
3.48		Property	Sun Suites Gulfport Airport
3.49		Property	Crestwood Suites Newport News
3.50		Property	Home Towne Suites Clarksville
4		Loan	Ellicott House		Springing	$196,200				$219,523	$54,881	$40,726	$4,525
5		Loan	401 Market		Springing			$24,233		$133,619	$14,847		$9,978	$150,000
6		Loan	Baldwin Hills Center		$2,118	$76,233		$15,141	$545,062	$85,374	$17,075	$96,470	$8,039	$21,844
7		Loan	Embassy Suites and Claypool Court		1/12 of 5% of the gross revenue from the hotel portion of the property	46,200 Retail portion		Springing	$230,000		Springing		Springing
8		Loan	Rosecroft Mews Apartments	$6,333	$6,333						$28,194	$10,105	$10,105	$318,287
9		Loan	Triple Net Acquisitions Portfolio - Pool 1		$5,657	$203,643		$9,899	$593,959	$94,203	Springing	$35,097	Springing
9.01		Property	508 Fishkill Avenue
9.02		Property	758 East Utah Valley Drive
9.03		Property	10701 East 126th Street North
9.04		Property	1200 North Maitlen Drive
10		Loan	San Diego HHSA Building		$2,318		$65,000	$1,357		$64,520	$9,218	$9,010	$3,100
11		Loan	DoubleTree Commerce	$39,617	Greater of (i) 1/12 of 4% of the annual rent of the property for the previous 12 month period as determined on the immediately preceding anniversary of the closing date or (ii) monthly amount required pursuant to the Franchise Agreement for the FF&E replacement but excluding any amount attributed to PIP						$19,855	$90,731	$15,122	$16,813
12		Loan	Sheraton Lincoln Harbor Hotel		4% of Gross Income from operations for the calendar month that is 2 months prior						Springing		Springing
13		Loan	Windwood Oaks Apartments	$9,680	$9,680					$236,367	$18,684		$11,487	$527,000
14		Loan	Stone Gables Apartments		$3,200					$39,168	$13,056	$16,376	$2,729
15		Loan	Madison Park	$239,000	Springing	$239,000	$650,000	Springing	$400,000	$80,445	$26,815	$3,077	$3,077	$11,000
16		Loan	Officescape and Corporate Hill Portfolio		$5,793	$105,000	$350,000	$14,483	$750,000	$196,657	$37,459	$19,101	$3,638
16.01		Property	Corporate Hill III
16.02		Property	Corporate Hill IV
16.03		Property	Officescape III
16.04		Property	Officescape II
16.05		Property	Officescape I
17		Loan	University Plains	$1,904,185	$4,185					$41,976	$13,992		Springing	$124,000
18		Loan	Ivy Ridge Apartments	$4,364	$4,365					$182,142	$16,558		$5,995	$6,469
19		Loan	Reynolds MHC Portfolio 2		$3,923					$80,705	$10,088		$4,502	$94,375
19.01		Property	Rex Aire MHC
19.02		Property	Valley View Terrace MHC
19.03		Property	Mobile Manor Estate
19.04		Property	West Hill MHC
19.05		Property	Cherokee Village
19.06		Property	Mobile Lodge
19.07		Property	Hillview

 A-1-20

Annex A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

				MORTGAGE LOAN RESERVE INFORMATION(23)(24)(25)(26)(27)
Loan ID	Footnotes	Property Flag	Property Name	Upfront Replacement Reserves	Monthly Replacement Reserves	Replacement Reserve Cap	Upfront TI/LC Reserves	Monthly TI/LC Reserves	TI/LC Reserve Cap	Upfront Tax Reserves	Monthly Tax Reserves	Upfront Insurance Reserves	Monthly Insurance Reserves	Upfront Deferred Maint. Reserve	Upfront Debt Service Reserves
19.08		Property	Cherry Acres
20		Loan	2100 Acklen Flats		$1,086			$1,052		$140,269	$16,215	$29,111	$2,133
21		Loan	Holiday Inn Austin		Greater of 1/12 of 4% of annual gross revenue or monthly amount required by Franchise Agreement					$333,200	$33,320	$16,624	$5,541	$24,825
22		Loan	Summerlin Gateway Plaza		$782	$28,138		$3,648	$131,311	$29,902	$7,476		Springing	$3,125
23		Loan	Frisco Plaza		$1,024			$4,494			$21,648	$1,772	$844	$5,000
24		Loan	DoubleTree Spokane		Springing						Springing		Springing
25		Loan	VPS MHC Portfolio		$3,443	$206,560				$119,982	$14,284	$23,273	$3,694	$54,750
25.01		Property	Pinecrest Village
25.02		Property	Stonegate MHC
25.03		Property	The Vineyards
26		Loan	Falcon Glen Apartments	$1,200	$1,200					$15,417	$15,417		Springing
27		Loan	Villa Broussard		$1,667	$75,000				$94,583	$7,507	$49,769	$3,950
28		Loan	579 Executive Campus		$1,539			$6,452		$56,063	$17,237
29		Loan	Savannah Place Apartments		$3,583						$10,469		Springing
30		Loan	Park Vista Waupaca		$2,342	$84,600				$86,053	$17,211	$24,823	$3,546
31		Loan	Staybridge Suites Augusta	$9,469	Prior to completion of PIP reserves, 1/12 of 5% times the annual rent of the property for the prior 12 month period. After the completion of PIP reserves, 1/12 of 4% times the annual rent of the property for the prior 12 months					$49,820	$6,227	$3,038	$3,038
32		Loan	Cape Horn Square	$1,478	$1,478	$53,196	$7,372	$7,372	$442,325	$75,193	$3,191	$8,168	$1,021
33		Loan	Mesa Ridge		$7,431					$248,411	$22,583	$10,688	$5,344	$62,450
34		Loan	Park at Bellaire		$5,668					$140,111	$14,011	$57,172	$7,147	$52,094
35		Loan	Arthur Square	$4,708	$4,708					$56,366	$6,263	$19,285	$9,643	$13,055
36		Loan	Holiday Inn Express Atlanta NE I-85 Clairmont		Greater of 1/12 of 4% of Gross income from Operations or required under the management agreement and the franchise agreement					$9,627	$9,169	$20,905	$2,212
37		Loan	Lantern Estates MHP	$917	$917					$15,303	$5,101	$15,324	$2,554	$16,563
38		Loan	Stony Creek Portfolio		Greater of 1/12 of 4% of annual gross revenue or monthly amount required by Franchise Agreement						$1,919	$32,347	$2,696
38.01		Property	Hampton Inn
38.02		Property	Sleep Inn
39		Loan	Pineherst Apartments		$500					$16,215	$10,674	$4,895	$1,632
40		Loan	Heritage Square		$895			$884		$46,690	$11,117	$2,990	$949	$16,500
41		Loan	Tower East Offices		$2,743		$1,200,000	Springing	$400,000	$146,444	$27,894	$10,228	$4,871	$18,500
42		Loan	Walgreens - Philadelphia		Springing			Springing			Springing		Springing
43		Loan	Grayson Self-Storage Portfolio	$108,744	$945					$129,279	$12,312	$3,641	$3,468	$16,256
43.01		Property	Five Star Storage
43.02		Property	Hometown Storage
43.03		Property	Easy Self Storage
44		Loan	Cypress Gardens MHC		$546					$4,059	$2,030	$3,864	$966
45		Loan	Pokras Properties		$415		$75,000	$1,447		$5,181	$1,645	$5,956	$1,418	$41,100
45.01		Property	Tropicana Centre
45.02		Property	Flamingo Jones Plaza
46		Loan	Avalon Apartments	$180,000	$2,244					$21,395	$1,698	$4,803	$2,287	$8,563
47		Loan	Custer Bridges		$176			$1,171			$6,521	$8,442	$1,005
48		Loan	The Plazas at Lakewood Forest		$573	$20,622	$237,093	Springing	$73,000	$100,557	$8,706	$7,280	$990
49		Loan	Magnolia Lane MHC		$200					$8,130	$4,065	$3,020	$604
50		Loan	Dominion Market Plaza		$2,076		$260,000	$3,146		$21,000	$5,800	$20,000	$2,900	$100,000
51		Loan	West Side Plaza		$765			$2,515	$250,000		$2,653	$22,794	$3,618
52		Loan	Comfort Inn Lumberton	$150,000	Amount equal to or greater of (a) 1/12 of 4% of gross income from operationsduring the calendar year, or (b) aggregate amount required under management or franchise agreement					$38,146	$3,303	$4,864	$772	$7,125
53		Loan	New Lebanon Plaza		$1,388			$1,840		$18,623	$6,208		Springing	$56,250
54		Loan	Duke University Medical Office	$32,048	Springing	$32,048					Springing		Springing
55		Loan	Quantum On The Bay Retail		$115			$5,044		$17,592	$2,394	$3,021	$1,439
56		Loan	Springfield Meadows		$517					$13,930	$3,317	$1,549	$369	$18,726
57		Loan	Plover Pine Village		$979					$6,641	$2,214		Springing
58		Loan	Hot Springs	$300	$300		$25,000	$1,000	$50,000	$16,194	$1,799	$5,794	$579	$28,438
59		Loan	Woodland MHC/RV Resort		$331					$2,542	$2,542	$1,261	$630	$6,250

 A-1-21

Annex A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

MORTGAGE LOAN RESERVE INFORMATION(23)(24)(25)(26)(27)
Loan ID	Footnotes	Property Flag	Property Name	Monthly Debt Service Reserves	Upfront Environmental Reserves	Initial Other Reserves	Initial Other Reserves Description	Ongoing Other Reserves	Ongoing Other Reserves Description	Other Reserves Cap	Holdback	Holdback Amount	Holdback Description	Letter of Credit	Letter of Credit Description
1		Loan	GLP Industrial Portfolio A								No	NAP	NAP	No	NAP
1.001		Property	Inland Empire Indian Ave DC
1.002		Property	Centerpointe 4
1.003		Property	Hofer Ranch IC Bldg 1
1.004		Property	Denver DC
1.005		Property	Freeport DC Bldg 4
1.006		Property	Ontario Mills DC
1.007		Property	Hagerstown Distribution Center
1.008		Property	Beckwith Farms DC
1.009		Property	Crossroads DC I
1.010		Property	Centerpointe 6
1.011		Property	I-95 DC
1.012		Property	Chino Spec Forward
1.013		Property	Bedford Park II
1.014		Property	Landover DC
1.015		Property	North Plainfield 8
1.016		Property	Sterling DC
1.017		Property	Clifton DC
1.018		Property	Beckwith Farms 3
1.019		Property	Collington Commerce Center
1.020		Property	Bedford Park IB
1.021		Property	Elam Farms DC
1.022		Property	Champagne DC
1.023		Property	Bridge Point 1
1.024		Property	Center Square DC
1.025		Property	Park 355
1.026		Property	Commerce Farms DC 3
1.027		Property	Brandon Woods DC
1.028		Property	Chantilly DC
1.029		Property	Bolingbrook CC Bldg 3
1.030		Property	Northpoint CC
1.031		Property	Franklin Square IC I
1.032		Property	Rock Quarry Building #1
1.033		Property	Aurora DC III
1.034		Property	Washington (DC) Corporate Center
1.035		Property	Aurora DC 1
1.036		Property	Waterfront DC
1.037		Property	Pureland DC I
1.038		Property	Bedford Park IA
1.039		Property	Prairie Point Bldg 3
1.040		Property	Greenwood DC
1.041		Property	Austin DC III
1.042		Property	Franklin Square II
1.043		Property	Pureland DC II
1.044		Property	Somerset IC
1.045		Property	Rock Quarry Building #2
1.046		Property	Brandon Woods DC II
1.047		Property	Centerpointe 5
1.048		Property	Industrial Parkway (CA) DC
1.049		Property	Beckwith Farms 2
1.050		Property	North Plainfield 2
1.051		Property	North Plainfield 4
1.052		Property	North Plainfield 5
1.053		Property	Somerset IC II Building I
1.054		Property	BWI Commerce Center II
1.055		Property	Commerce Farms DC 4
1.056		Property	Rock Run Bldg 6
1.057		Property	Bolingbrook CC Bldg 4
1.058		Property	Bridge Point 2
1.059		Property	Burleson BP Bldg 3 (Austin DC I)
1.060		Property	10th Street Business Park 2
1.061		Property	Park 55
1.062		Property	Valwood West Industrial A
1.063		Property	Baltimore IC
1.064		Property	Englewood DC
1.065		Property	Centerpointe 9
1.066		Property	Aurora DC 2
1.067		Property	Redlands Industrial Center IB
1.068		Property	Somerset IC II Building II
1.069		Property	Hofer Ranch TRS Building 3
1.070		Property	BWI Commerce Center I
1.071		Property	Burleson BP Bldg 1 (Austin DC I)
1.072		Property	Raceway Crossings IC Bldg 3 (Austin DC II)
1.073		Property	Freeport DC Bldg 2
1.074		Property	Concours DC
1.075		Property	Raceway Crossings IC Bldg 2 (Austin DC II)
1.076		Property	Hagerstown - Industrial Lane DC
1.077		Property	Maple Point 1
1.078		Property	Freeport DC Bldg 1
1.079		Property	Capital Beltway CC
1.080		Property	Centerpointe Trailer Lot
1.081		Property	Randall Crossing DC
1.082		Property	Burleson BP Bldg 2 (Austin DC I)
1.083		Property	Maple Point 2
1.084		Property	Hollins End 6
1.085		Property	Freeport DC Bldg 3
1.086		Property	Redlands Industrial Center II
1.087		Property	Hollins End 1
1.088		Property	Hollins End 2
1.089		Property	Valwood West Industrial D
1.090		Property	Redlands Industrial Center IA
1.091		Property	Valwood West Industrial C
1.092		Property	10th Street Business Park 1
1.093		Property	Columbia Park IC
1.094		Property	Valley View BC Bldg 2
1.095		Property	Valley View BC Bldg 1
1.096		Property	Crossroads DC III
1.097		Property	Northpointe DC Bldg 1
1.098		Property	Park 88
1.099		Property	Ameriplex

 A-1-22

Annex A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

MORTGAGE LOAN RESERVE INFORMATION(23)(24)(25)(26)(27)
Loan ID	Footnotes	Property Flag	Property Name	Monthly Debt Service Reserves	Upfront Environmental Reserves	Initial Other Reserves	Initial Other Reserves Description	Ongoing Other Reserves	Ongoing Other Reserves Description	Other Reserves Cap	Holdback	Holdback Amount	Holdback Description	Letter of Credit	Letter of Credit Description
1.100		Property	Vista Point South 5
1.101		Property	Hollins End 5
1.102		Property	Northpointe DC Bldg 2
1.103		Property	Vista Point South 6
1.104		Property	Raceway Crossings IC Bldg 1 (Austin DC II)
1.105		Property	Vista Point South 4
1.106		Property	Vista Point South 3
1.107		Property	North Plainfield 3
1.108		Property	Vista Point South 1
1.109		Property	Bolingbrook VMF
1.110		Property	Vista Point South 2
1.111		Property	Hollins End 3
1.112		Property	Hollins End 4
1.113		Property	Freeport DC Bldg 6
1.114		Property	Freeport DC Bldg 5
2		Loan	FedEx Brooklyn					Springing	Special Rollover Reserve: Upon Lease Sweep Period all excess cash shall be deposited into the account		No	NAP	NAP	No	NAP
3		Loan	Starwood Capital Extended Stay Portfolio			$6,500,000	$4,425,000 (Capital Work Reserve Account); $2,075,000 (Capital Conversion Account)				No	NAP	NAP	No	NAP
3.01		Property	Crestwood Suites Denver - Aurora
3.02		Property	Sun Suites New Orleans (Metairie)
3.03		Property	Sun Suites New Orleans (Harvey)
3.04		Property	Sun Suites Hobby (Clearlake)
3.05		Property	Sun Suites Plano
3.06		Property	Sun Suites Westchase
3.07		Property	Crestwood Suites Marietta Roswell Road
3.08		Property	Sun Suites Sugar Land (Stafford)
3.09		Property	Sun Suites Raleigh
3.10		Property	Sun Suites Intercontinental Greenspoint
3.11		Property	Crestwood Suites Nashville Madison
3.12		Property	Sun Suites Cumming
3.13		Property	Crestwood Suites Murfreesboro
3.14		Property	Sun Suites Smyrna
3.15		Property	Sun Suites Dallas - Garland
3.16		Property	Sun Suites DFW Airport - Lewisville
3.17		Property	Sun Suites Charlotte - Matthews
3.18		Property	Crestwood Suites Disney Orlando
3.19		Property	Crestwood Suites Orlando UCF
3.20		Property	Crestwood Suites Snellville
3.21		Property	Sun Suites Suwanee
3.22		Property	Home Towne Suites Kannapolis
3.23		Property	Sun Suites Corpus Christi
3.24		Property	Home Towne Suites Tuscaloosa
3.25		Property	Sun Suites Jacksonville
3.26		Property	Sun Suites Chesapeake
3.27		Property	Crestwood Suites Fort Myers
3.28		Property	Crestwood Suites Greensboro Airport
3.29		Property	Crestwood Suites Austin
3.30		Property	Sun Suites Gwinnett
3.31		Property	Crestwood Suites Marietta - Town Center Mall
3.32		Property	Crestwood Suites Baton Rouge
3.33		Property	Home Towne Suites Columbus
3.34		Property	Crestwood Suites NW Houston
3.35		Property	Home Towne Suites Auburn
3.36		Property	Sun Suites Stockbridge
3.37		Property	Home Towne Suites Anderson
3.38		Property	Crestwood Suites Colorado Springs
3.39		Property	Home Towne Suites Prattville
3.40		Property	Crestwood Suites High Point
3.41		Property	Sun Suites Birmingham
3.42		Property	Sun Suites Kennesaw Town Center
3.43		Property	Sun Suites Greensboro
3.44		Property	Home Towne Suites Greenville
3.45		Property	Sun Suites Hattiesburg
3.46		Property	Home Towne Suites Decatur
3.47		Property	Home Towne Suites Bowling Green
3.48		Property	Sun Suites Gulfport Airport
3.49		Property	Crestwood Suites Newport News
3.50		Property	Home Towne Suites Clarksville
4		Loan	Ellicott House								No	NAP	NAP	No	NAP
5		Loan	401 Market			$3,439,949	Free Rent Reserve	Springing	Tenant Cash Trap Reserve		No	NAP	NAP	No	NAP
6		Loan	Baldwin Hills Center			$312,041	Rent Reserve ($258,016); Litigation Reserve ($54,025)	Springing	Special Rollover Reserve: During Lease Sweep Period, all excess cash shall be paid to Lender		No	NAP	NAP	No	NAP
7		Loan	Embassy Suites and Claypool Court			$11,000,000	PIP Reserve	$185,333	Commencing on January 6, 2016, Borrower is required to make nine quarterly payments of $556,000 into the PIP Reserve		No	NAP	NAP	No	NAP
8		Loan	Rosecroft Mews Apartments			$2,258,500	Capital Improvement Reserve				No	NAP	NAP	No	NAP
9		Loan	Triple Net Acquisitions Portfolio - Pool 1			$2,200,000	Victory Energy TI Reserve	Springing	Special Rollover Reserve: upon Lease Sweep Period, all excess cash shall be deposit into the account		No	NAP	NAP	No	NAP
9.01		Property	508 Fishkill Avenue
9.02		Property	758 East Utah Valley Drive
9.03		Property	10701 East 126th Street North
9.04		Property	1200 North Maitlen Drive
10		Loan	San Diego HHSA Building								No	NAP	NAP	No	NAP
11		Loan	DoubleTree Commerce			$3,000,000	PIP Reserve				No	NAP	NAP	No	NAP
12		Loan	Sheraton Lincoln Harbor Hotel			$1,700,000	Additional Room Reserve				No	NAP	NAP	No	NAP
13		Loan	Windwood Oaks Apartments								No	NAP	NAP	No	NAP
14		Loan	Stone Gables Apartments								No	NAP	NAP	No	NAP
15		Loan	Madison Park		$31,250	$46,667	Ground Rent Reserve	Springing	Ground Rent Reserve	$46,667	No	NAP	NAP	No	NAP
16		Loan	Officescape and Corporate Hill Portfolio								No	NAP	NAP	No	NAP
16.01		Property	Corporate Hill III
16.02		Property	Corporate Hill IV
16.03		Property	Officescape III
16.04		Property	Officescape II
16.05		Property	Officescape I
17		Loan	University Plains			$50,000	Insurance Deductible Deposit				No	NAP	NAP	No	NAP
18		Loan	Ivy Ridge Apartments			$1,676,529	Capital Improvement Reserve				No	NAP	NAP	No	NAP
19		Loan	Reynolds MHC Portfolio 2			$600,000	Borrower Owned Homes Reserve				No	NAP	NAP	No	NAP
19.01		Property	Rex Aire MHC
19.02		Property	Valley View Terrace MHC
19.03		Property	Mobile Manor Estate
19.04		Property	West Hill MHC
19.05		Property	Cherokee Village
19.06		Property	Mobile Lodge
19.07		Property	Hillview

 A-1-23

Annex A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

MORTGAGE LOAN RESERVE INFORMATION(23)(24)(25)(26)(27)
Loan ID	Footnotes	Property Flag	Property Name	Monthly Debt Service Reserves	Upfront Environmental Reserves	Initial Other Reserves	Initial Other Reserves Description	Ongoing Other Reserves	Ongoing Other Reserves Description	Other Reserves Cap	Holdback	Holdback Amount	Holdback Description	Letter of Credit	Letter of Credit Description
19.08		Property	Cherry Acres
20		Loan	2100 Acklen Flats								No	NAP	NAP	No	NAP
21	Loan	Holiday Inn Austin	$1,050,000	Seasonality Reserve ($50,000); PIP ($1,000,000)	Springing	Seasonality Reserve ($50,000 on 11/6/2015, on the payment date in September if the reserve is 25% less than the threshold amount an amount such that the balance will be not less than 25% of the threshold amount, in October if the reserve is 50% less than the threshold amount an amount such that the balance will be not less than 50% of the threshold amount, in November if the reserve is less than the threshold amount an amount such that the balance will be not less than the of the threshold amount.)
									PIP Reserve (If any work is required under a franchise agreement an amount equal to 110% of the estimated cost less any amounts then on deposit in the FF&E reserve to the extend a cash management period commence as a result of a PIP Trigger Event, all excess cash shall be deposited into the PIP Reserve)	Seasonality Reserve ($100,000)	No	NAP	NAP	No	NAP
22		Loan	Summerlin Gateway Plaza								No	NAP	NAP	No	NAP
23		Loan	Frisco Plaza					Springing	Critical Tenant TI/LC: upon Critical Tenant Trigger Event, all excess cash shall be deposit into the account		No	NAP	NAP	No	NAP
24		Loan	DoubleTree Spokane								No	NAP	NAP	No	NAP
25		Loan	VPS MHC Portfolio			$1,200,000	Borrower Owned Home Depost ($1,000,000); Settlement Reserve ($200,000)	Springing	Borrower Owned Home Sale Proceeds: Borrower shall deposit any Net Sales Proceeds		No	NAP	NAP	No	NAP
25.01		Property	Pinecrest Village
25.02		Property	Stonegate MHC
25.03		Property	The Vineyards
26		Loan	Falcon Glen Apartments								No	NAP	NAP	No	NAP
27		Loan	Villa Broussard					Springing	DSCR Cure Reserve: deposit upon cash sweep or cash management DSCR Trigger Event to avoid Cash Management Trigger Event Period or Cash Sweep Period		No	NAP	NAP	No	NAP
28		Loan	579 Executive Campus					Springing	Special Rollover Reserve: Upon Lease Sweep Period all excess cash shall be deposited into the account		No	NAP	NAP	No	NAP
29		Loan	Savannah Place Apartments								No	NAP	NAP	No	NAP
30		Loan	Park Vista Waupaca			$1,500	Radon Reserve				No	NAP	NAP	No	NAP
31		Loan	Staybridge Suites Augusta			$430,000	PIP Reserve	Springing	Borrower shall deposit $40,000 each month into the PIP Reserve from May 6, 2016 to May 6, 2017		No	NAP	NAP	No	NAP
32		Loan	Cape Horn Square			$850,000	Weis TILC Reserve	$9,375	Weis TILC Reserve ($9,375); Lease Termination Payment Reserve Springing Upon receipt of a lease termination payment		No	NAP	NAP	No	NAP
33		Loan	Mesa Ridge								No	NAP	NAP	No	NAP
34		Loan	Park at Bellaire			$250,000	Guarantor Liquidity Reserve	$4,167		$500,000	No	NAP	NAP	No	NAP
35		Loan	Arthur Square			$237,300	Capital Improvement Reserve				No	NAP	NAP	No	NAP
36		Loan	Holiday Inn Express Atlanta NE I-85 Clairmont			$830,000	Formula Blue Reserve Funds				No	NAP	NAP	No	NAP
37		Loan	Lantern Estates MHP								No	NAP	NAP	No	NAP
38	Loan	Stony Creek Portfolio	$496,524	Seasonality Reserve ($101,524); PIP Reserve ($395,000)	Springing	Seasonality Reserve (Prior to Cash Management Period, if Seasonality Reserve fall below the cap, all excess cash shall be deposited into the Seasonality Reserve)
									PIP Reserve (If any work is required under a franchise agreement an amount equal to 110% of the estimated cost less any amounts then on deposit in the FF&E reserve to the extend a cash management period commence as a result of a PIP Trigger Event, all excess cash shall be deposited into the PIP Reserve)	Seasonality Reserve ($101,524)	No	NAP	NAP	No	NAP
38.01		Property	Hampton Inn
38.02		Property	Sleep Inn
39		Loan	Pineherst Apartments								No	NAP	NAP	No	NAP
40		Loan	Heritage Square								No	NAP	NAP	No	NAP
41		Loan	Tower East Offices								No	NAP	NAP	No	NAP
42		Loan	Walgreens - Philadelphia					Springing	Critical Tenant TI/LC Fund: upon Critical Tenant Trigger Event, all excess cash shall be deposit with Lender		No	NAP	NAP	No	NAP
43		Loan	Grayson Self-Storage Portfolio								No	NAP	NAP	No	NAP
43.01		Property	Five Star Storage
43.02		Property	Hometown Storage
43.03		Property	Easy Self Storage
44		Loan	Cypress Gardens MHC			$5,000	Rent Abatement Reserve ($5,000)				No	NAP	NAP	No	NAP
45		Loan	Pokras Properties		$462,300						No	NAP	NAP	No	NAP
45.01		Property	Tropicana Centre
45.02		Property	Flamingo Jones Plaza
46		Loan	Avalon Apartments			$150,000	Rent Reserve Funds	Springing	Rent Reserve Funds: An amount equal to (a) if more than $50,000.00 was disbursed from the Rent Reserve Account during the preceding months of May through July, all excess cash flow and (b) if $50,000.00 or less was disbursed from the Rent Reserve Account during the preceding months of May through July, one-ninth (1/9th) of the Rent Reserve Replenishment Amount.		No	NAP	NAP	No	NAP
47		Loan	Custer Bridges					Springing	Critical Tenant TI/LC: upon Critical Tenant Trigger Event, all excess cash shall be deposit with Lender		No	NAP	NAP	No	NAP
48		Loan	The Plazas at Lakewood Forest								No	NAP	NAP	No	NAP
49		Loan	Magnolia Lane MHC								No	NAP	NAP	No	NAP
50		Loan	Dominion Market Plaza			$25,000	Borrower’s Operating Reserve	Springing	Special Rollover Reserve: Upon Lease Sweep Period all excess cash shall be deposited into the account		No	NAP	NAP	No	NAP
51		Loan	West Side Plaza					Springing	Critical Tenant TI/LC: upon Critical Tenant Trigger Event, all excess cash shall be deposit into the account		No	NAP	NAP	No	NAP
52		Loan	Comfort Inn Lumberton								No	NAP	NAP	No	NAP
53		Loan	New Lebanon Plaza					Springing	Critical Tenant TI/LC: upon Critical Tenant Trigger Event, all excess cash shall be deposit into the account		No	NAP	NAP	No	NAP
54		Loan	Duke University Medical Office					Springing	Special Rollover Reserve: Upon Lease Sweep Period all excess cash shall be deposited into the account		No	NAP	NAP	No	NAP
55		Loan	Quantum On The Bay Retail					Springing	Critical Tenant TI/LC: upon Critical Tenant Trigger Event, all excess cash shall be deposit into the account		No	NAP	NAP	No	NAP
56		Loan	Springfield Meadows			$7,525	Water Utility Reserve	$1,075	Water Utility Reserve		No	NAP	NAP	No	NAP
57		Loan	Plover Pine Village								No	NAP	NAP	No	NAP
58		Loan	Hot Springs			$315,000	Family Christian Leasing Expenses				No	NAP	NAP	No	NAP
59		Loan	Woodland MHC/RV Resort								No	NAP	NAP	No	NAP

 A-1-24

Annex A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

				THIRD PARTY REPORTS							ADDITIONAL PERMITTED DEBT(28)		TOTAL MORTGAGE DEBT INFORMATION					TOTAL DEBT INFORMATION
Loan ID	Footnotes	Property Flag	Property Name	Appraisal Report Date	Environmental Phase I Report Date	Phase II Performed	Engineering Report Date	Seismic Zone (Y/N)	Seismic Report Date	PML %	Additional Future Debt Permitted	Additional Future Debt Permitted Description	Cut-off Date Pari Passu Mortgage Debt Balance	Cut-off Date Subord. Mortgage Debt Balance	Total Mortgage Debt Cut-off Date LTV Ratio	Total Mortgage Debt UW NCF DSCR	Total Mortgage Debt UW NOI Debt Yield	Cut-off Date Mezzanine Debt Balance	Total Debt Cut-off Date LTV Ratio	Total Debt UW NCF DSCR	Total Debt UW NOI Debt Yield
1		Loan	GLP Industrial Portfolio A	Various	Various	No	6/22/2015	N		Various	No		$637,600,000	$328,900,000	62.0%	1.84x	8.9%	$330,000,000	62.0%	1.84x	8.9%
1.001		Property	Inland Empire Indian Ave DC	9/14/2015	6/22/2015	No	6/22/2015	Y	7/9/2015	10.0%					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.002		Property	Centerpointe 4	9/14/2015	6/22/2015	No	6/22/2015	Y	7/9/2015	9.0%					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.003		Property	Hofer Ranch IC Bldg 1	9/15/2015	6/22/2015	No	6/22/2015	Y	7/9/2015	10.0%					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.004		Property	Denver DC	8/21/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.005		Property	Freeport DC Bldg 4	8/17/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.006		Property	Ontario Mills DC	9/14/2015	6/22/2015	No	6/22/2015	Y	7/9/2015	11.0%					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.007		Property	Hagerstown Distribution Center	8/27/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.008		Property	Beckwith Farms DC	8/28/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.009		Property	Crossroads DC I	8/25/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.010		Property	Centerpointe 6	9/14/2015	6/22/2015	No	6/22/2015	Y	7/9/2015	9.0%					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.011		Property	I-95 DC	8/25/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.012		Property	Chino Spec Forward	9/15/2015	6/22/2015	No	6/22/2015	Y	7/8/2015	10.0%					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.013		Property	Bedford Park II	8/22/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.014		Property	Landover DC	8/25/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.015		Property	North Plainfield 8	8/19/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.016		Property	Sterling DC	9/15/2015	6/22/2015	No	6/22/2015	Y	7/9/2015	18.0%					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.017		Property	Clifton DC	9/24/2015	5/29/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.018		Property	Beckwith Farms 3	8/28/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.019		Property	Collington Commerce Center	8/25/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.020		Property	Bedford Park IB	8/22/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.021		Property	Elam Farms DC	8/28/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.022		Property	Champagne DC	9/15/2015	6/22/2015	No	6/22/2015	Y	7/9/2015	13.0%					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.023		Property	Bridge Point 1	8/19/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.024		Property	Center Square DC	9/15/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.025		Property	Park 355	8/19/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.026		Property	Commerce Farms DC 3	8/28/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.027		Property	Brandon Woods DC	8/25/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.028		Property	Chantilly DC	8/24/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.029		Property	Bolingbrook CC Bldg 3	8/19/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.030		Property	Northpoint CC	8/20/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.031		Property	Franklin Square IC I	8/25/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.032		Property	Rock Quarry Building #1	8/27/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.033		Property	Aurora DC III	8/18/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.034		Property	Washington (DC) Corporate Center	8/25/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.035		Property	Aurora DC 1	8/18/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.036		Property	Waterfront DC	9/24/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.037		Property	Pureland DC I	9/15/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.038		Property	Bedford Park IA	8/22/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.039		Property	Prairie Point Bldg 3	8/18/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.040		Property	Greenwood DC	8/19/2015	6/26/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.041		Property	Austin DC III	8/10/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.042		Property	Franklin Square II	8/25/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.043		Property	Pureland DC II	9/15/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.044		Property	Somerset IC	9/22/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.045		Property	Rock Quarry Building #2	8/27/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.046		Property	Brandon Woods DC II	8/25/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.047		Property	Centerpointe 5	9/14/2015	6/22/2015	No	6/22/2015	Y	7/9/2015	9.0%					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.048		Property	Industrial Parkway (CA) DC	9/14/2015	6/22/2015	No	6/22/2015	Y	7/9/2015	12.0%					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.049		Property	Beckwith Farms 2	8/28/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.050		Property	North Plainfield 2	8/19/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.051		Property	North Plainfield 4	8/19/2015	6/28/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.052		Property	North Plainfield 5	8/19/2015	6/28/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.053		Property	Somerset IC II Building I	9/22/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.054		Property	BWI Commerce Center II	8/25/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.055		Property	Commerce Farms DC 4	8/28/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.056		Property	Rock Run Bldg 6	8/19/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.057		Property	Bolingbrook CC Bldg 4	8/19/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.058		Property	Bridge Point 2	8/19/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.059		Property	Burleson BP Bldg 3 (Austin DC I)	8/10/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.060		Property	10th Street Business Park 2	8/26/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.061		Property	Park 55	8/19/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.062		Property	Valwood West Industrial A	8/27/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.063		Property	Baltimore IC	8/25/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.064		Property	Englewood DC	9/17/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.065		Property	Centerpointe 9	9/14/2015	6/22/2015	No	6/22/2015	Y	7/9/2015	9.0%					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.066		Property	Aurora DC 2	8/18/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.067		Property	Redlands Industrial Center IB	9/14/2015	6/22/2015	No	6/22/2015	Y	7/9/2015	11.0%					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.068		Property	Somerset IC II Building II	9/22/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.069		Property	Hofer Ranch TRS Building 3	9/15/2015	6/22/2015	No	6/22/2015	Y	7/9/2015	10.0%					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.070		Property	BWI Commerce Center I	8/25/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.071		Property	Burleson BP Bldg 1 (Austin DC I)	8/10/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.072		Property	Raceway Crossings IC Bldg 3 (Austin DC II)	8/10/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.073		Property	Freeport DC Bldg 2	8/17/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.074		Property	Concours DC	9/14/2015	6/22/2015	No	6/22/2015	Y	7/9/2015	11.0%					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.075		Property	Raceway Crossings IC Bldg 2 (Austin DC II)	8/10/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.076		Property	Hagerstown - Industrial Lane DC	8/27/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.077		Property	Maple Point 1	8/19/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.078		Property	Freeport DC Bldg 1	8/17/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.079		Property	Capital Beltway CC	8/25/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.080		Property	Centerpointe Trailer Lot	9/14/2015	6/22/2015	No	6/22/2015	Y	7/9/2015	9.0%					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.081		Property	Randall Crossing DC	8/18/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.082		Property	Burleson BP Bldg 2 (Austin DC I)	8/10/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.083		Property	Maple Point 2	8/19/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.084		Property	Hollins End 6	8/25/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.085		Property	Freeport DC Bldg 3	8/17/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.086		Property	Redlands Industrial Center II	9/14/2015	6/22/2015	No	6/22/2015	Y	7/9/2015	11.0%					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.087		Property	Hollins End 1	8/25/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.088		Property	Hollins End 2	8/25/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.089		Property	Valwood West Industrial D	8/27/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.090		Property	Redlands Industrial Center IA	9/14/2015	6/22/2015	No	6/22/2015	Y	7/9/2015	11.0%					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.091		Property	Valwood West Industrial C	8/27/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.092		Property	10th Street Business Park 1	8/26/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.093		Property	Columbia Park IC	8/25/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.094		Property	Valley View BC Bldg 2	8/17/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.095		Property	Valley View BC Bldg 1	8/17/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.096		Property	Crossroads DC III	8/25/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.097		Property	Northpointe DC Bldg 1	8/24/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.098		Property	Park 88	8/18/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.099		Property	Ameriplex	8/19/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%

 A-1-25

Annex A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

				THIRD PARTY REPORTS							ADDITIONAL PERMITTED DEBT(28)		TOTAL MORTGAGE DEBT INFORMATION					TOTAL DEBT INFORMATION
Loan ID	Footnotes	Property Flag	Property Name	Appraisal Report Date	Environmental Phase I Report Date	Phase II Performed	Engineering Report Date	Seismic Zone (Y/N)	Seismic Report Date	PML %	Additional Future Debt Permitted	Additional Future Debt Permitted Description	Cut-off Date Pari Passu Mortgage Debt Balance	Cut-off Date Subord. Mortgage Debt Balance	Total Mortgage Debt Cut-off Date LTV Ratio	Total Mortgage Debt UW NCF DSCR	Total Mortgage Debt UW NOI Debt Yield	Cut-off Date Mezzanine Debt Balance	Total Debt Cut-off Date LTV Ratio	Total Debt UW NCF DSCR	Total Debt UW NOI Debt Yield
1.100		Property	Vista Point South 5	8/20/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.101		Property	Hollins End 5	8/25/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.102		Property	Northpointe DC Bldg 2	8/24/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.103		Property	Vista Point South 6	8/20/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.104		Property	Raceway Crossings IC Bldg 1 (Austin DC II)	8/10/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.105		Property	Vista Point South 4	8/20/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.106		Property	Vista Point South 3	8/20/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.107		Property	North Plainfield 3	8/19/2015	6/28/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.108		Property	Vista Point South 1	8/20/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.109		Property	Bolingbrook VMF	8/19/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.110		Property	Vista Point South 2	8/20/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.111		Property	Hollins End 3	8/25/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.112		Property	Hollins End 4	8/25/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.113		Property	Freeport DC Bldg 6	8/17/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
1.114		Property	Freeport DC Bldg 5	8/17/2015	6/22/2015	No	6/22/2015	N		NAP					62.0%	1.84x	8.9%		62.0%	1.84x	8.9%
2		Loan	FedEx Brooklyn	8/26/2015	8/26/2015	No	8/28/2015	N		NAP	No		$130,000,000		66.7%	1.97x	8.6%		66.7%	1.97x	8.6%
3		Loan	Starwood Capital Extended Stay Portfolio	Various	4/13/2015	No	Various	N		NAP	No		$200,000,000		72.3%	1.83x	12.4%	$25,000,000	72.3%	1.83x	12.4%
3.01		Property	Crestwood Suites Denver - Aurora	5/5/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3.02		Property	Sun Suites New Orleans (Metairie)	5/7/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3.03		Property	Sun Suites New Orleans (Harvey)	5/7/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3.04		Property	Sun Suites Hobby (Clearlake)	5/5/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3.05		Property	Sun Suites Plano	5/5/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3.06		Property	Sun Suites Westchase	5/4/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3.07		Property	Crestwood Suites Marietta Roswell Road	4/30/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3.08		Property	Sun Suites Sugar Land (Stafford)	5/4/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3.09		Property	Sun Suites Raleigh	5/6/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3.10		Property	Sun Suites Intercontinental Greenspoint	5/5/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3.11		Property	Crestwood Suites Nashville Madison	5/1/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3.12		Property	Sun Suites Cumming	5/4/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3.13		Property	Crestwood Suites Murfreesboro	5/1/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3.14		Property	Sun Suites Smyrna	4/30/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3.15		Property	Sun Suites Dallas - Garland	5/5/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3.16		Property	Sun Suites DFW Airport - Lewisville	5/5/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3.17		Property	Sun Suites Charlotte - Matthews	5/4/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3.18		Property	Crestwood Suites Disney Orlando	5/7/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3.19		Property	Crestwood Suites Orlando UCF	5/7/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3.20		Property	Crestwood Suites Snellville	5/2/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3.21		Property	Sun Suites Suwanee	5/4/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3.22		Property	Home Towne Suites Kannapolis	5/4/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3.23		Property	Sun Suites Corpus Christi	5/4/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3.24		Property	Home Towne Suites Tuscaloosa	5/6/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3.25		Property	Sun Suites Jacksonville	5/7/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3.26		Property	Sun Suites Chesapeake	5/6/2015	4/13/2015	No	6/3/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3.27		Property	Crestwood Suites Fort Myers	5/8/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3.28		Property	Crestwood Suites Greensboro Airport	5/5/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3.29		Property	Crestwood Suites Austin	5/6/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3.30		Property	Sun Suites Gwinnett	5/4/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3.31		Property	Crestwood Suites Marietta - Town Center Mall	4/30/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3.32		Property	Crestwood Suites Baton Rouge	5/7/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3.33		Property	Home Towne Suites Columbus	5/6/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3.34		Property	Crestwood Suites NW Houston	5/5/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3.35		Property	Home Towne Suites Auburn	5/6/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3.36		Property	Sun Suites Stockbridge	5/2/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3.37		Property	Home Towne Suites Anderson	5/4/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3.38		Property	Crestwood Suites Colorado Springs	5/5/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3.39		Property	Home Towne Suites Prattville	5/6/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3.40		Property	Crestwood Suites High Point	5/5/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3.41		Property	Sun Suites Birmingham	5/7/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3.42		Property	Sun Suites Kennesaw Town Center	4/30/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3.43		Property	Sun Suites Greensboro	5/5/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3.44		Property	Home Towne Suites Greenville	5/6/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3.45		Property	Sun Suites Hattiesburg	4/29/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3.46		Property	Home Towne Suites Decatur	5/7/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3.47		Property	Home Towne Suites Bowling Green	4/30/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3.48		Property	Sun Suites Gulfport Airport	4/29/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3.49		Property	Crestwood Suites Newport News	5/6/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
3.50		Property	Home Towne Suites Clarksville	4/30/2015	4/13/2015	No	6/2/2015	N		NAP					72.3%	1.83x	12.4%		72.3%	1.83x	12.4%
4		Loan	Ellicott House	8/31/2015	9/30/2015	No	8/6/2015	N		NAP	No		NAP		70.6%	1.64x	7.2%		70.6%	1.64x	7.2%
5		Loan	401 Market	7/8/2015	6/12/2015	No	6/10/2015	N		NAP	No		NAP		72.0%	1.29x	8.9%		72.0%	1.29x	8.9%
6		Loan	Baldwin Hills Center	10/10/2015	10/13/2015	No	10/15/2015	Y	10/21/2015	19.0%	No		NAP		64.2%	1.42x	9.5%		64.2%	1.42x	9.5%
7		Loan	Embassy Suites and Claypool Court	8/28/2015	9/1/2015	No	9/1/2015	N		NAP	No		NAP		58.0%	2.42x	17.3%		58.0%	2.42x	17.3%
8		Loan	Rosecroft Mews Apartments	6/26/2015	7/7/2015	No	7/8/2015	N		NAP	No		NAP		79.4%	1.26x	8.3%		79.4%	1.26x	8.3%
9		Loan	Triple Net Acquisitions Portfolio - Pool 1	Various	Various	No	Various	N		Various	Yes	Future Mezzanine permitted subject to: combined DSCR >= 1.15x, combined LTV <= 80.0%, combined Debt Yield >= 9.50%; Mezzanine Exist	NAP		81.3%	1.02x	9.1%	$5,100,000	81.3%	1.02x	9.1%
9.01		Property	508 Fishkill Avenue	9/1/2015	6/4/2015	No	5/27/2015	N		NAP					81.3%	1.02x	9.1%		81.3%	1.02x	9.1%
9.02		Property	758 East Utah Valley Drive	9/1/2015	9/8/2015	No	9/8/2015	Y	9/9/2015	6.0%					81.3%	1.02x	9.1%		81.3%	1.02x	9.1%
9.03		Property	10701 East 126th Street North	3/1/2016	9/11/2015	No	9/11/2015	N		NAP					81.3%	1.02x	9.1%		81.3%	1.02x	9.1%
9.04		Property	1200 North Maitlen Drive	9/1/2015	9/11/2015	No	9/25/2015	N		NAP					81.3%	1.02x	9.1%		81.3%	1.02x	9.1%
10		Loan	San Diego HHSA Building	6/22/2015	6/19/2015	No	6/19/2015	Y	6/19/2015	14.0%	No		NAP		71.2%	1.57x	10.4%		71.2%	1.57x	10.4%
11		Loan	DoubleTree Commerce	9/1/2016	9/17/2015	No	9/17/2015	Y	9/17/2015	13.0%	No		NAP		68.4%	2.00x	14.5%		68.4%	2.00x	14.5%
12		Loan	Sheraton Lincoln Harbor Hotel	8/20/2015	8/21/2015	No	8/21/2015	N		NAP	No		$80,000,000		62.5%	1.60x	11.5%		62.5%	1.60x	11.5%
13		Loan	Windwood Oaks Apartments	9/10/2015	9/16/2015	No	9/18/2015	N		NAP	No		NAP		71.0%	1.36x	9.2%		71.0%	1.36x	9.2%
14		Loan	Stone Gables Apartments	9/3/2015	9/11/2015	No	9/11/2015	N		NAP	No		NAP		74.4%	1.29x	8.5%		74.4%	1.29x	8.5%
15		Loan	Madison Park	5/18/2015	5/22/2015	No	5/22/2015	Y	5/22/2015	10.0%	No		NAP		66.3%	1.59x	9.9%		66.3%	1.59x	9.9%
16		Loan	Officescape and Corporate Hill Portfolio	5/28/2015	6/15/2015	No	6/15/2015	N		NAP	No		NAP		67.7%	1.77x	12.8%		67.7%	1.77x	12.8%
16.01		Property	Corporate Hill III	5/28/2015	6/15/2015	No	6/15/2015	N		NAP					67.7%	1.77x	12.8%		67.7%	1.77x	12.8%
16.02		Property	Corporate Hill IV	5/28/2015	6/15/2015	No	6/15/2015	N		NAP					67.7%	1.77x	12.8%		67.7%	1.77x	12.8%
16.03		Property	Officescape III	5/28/2015	6/15/2015	No	6/15/2015	N		NAP					67.7%	1.77x	12.8%		67.7%	1.77x	12.8%
16.04		Property	Officescape II	5/28/2015	6/15/2015	No	6/15/2015	N		NAP					67.7%	1.77x	12.8%		67.7%	1.77x	12.8%
16.05		Property	Officescape I	5/28/2015	6/15/2015	No	6/15/2015	N		NAP					67.7%	1.77x	12.8%		67.7%	1.77x	12.8%
17		Loan	University Plains	8/1/2016	8/10/2015	No	8/10/2015	N		NAP	Yes	Mezzanine at any time prior to 18 months prior to maturity subject to: combined DSCR >= 1.25x; combined LTV <= 75.0%; DY>=8.0%	NAP		73.4%	1.36x	8.8%		73.4%	1.36x	8.8%
18		Loan	Ivy Ridge Apartments	6/1/2016	6/2/2015	No	6/2/2015	N		NAP	No		NAP		72.7%	1.29x	8.5%		72.7%	1.29x	8.5%
19		Loan	Reynolds MHC Portfolio 2	Various	Various	No	Various	N		NAP	No		NAP		72.7%	1.56x	10.4%		72.7%	1.56x	10.4%
19.01		Property	Rex Aire MHC	7/13/2015	7/21/2015	No	7/29/2015	N		NAP					72.7%	1.56x	10.4%		72.7%	1.56x	10.4%
19.02		Property	Valley View Terrace MHC	7/14/2015	7/21/2015	No	7/21/2015	N		NAP					72.7%	1.56x	10.4%		72.7%	1.56x	10.4%
19.03		Property	Mobile Manor Estate	7/9/2015	7/21/2015	No	7/22/2015	N		NAP					72.7%	1.56x	10.4%		72.7%	1.56x	10.4%
19.04		Property	West Hill MHC	7/9/2015	7/21/2015	No	7/23/2015	N		NAP					72.7%	1.56x	10.4%		72.7%	1.56x	10.4%
19.05		Property	Cherokee Village	7/7/2015	7/21/2015	No	7/21/2015	N		NAP					72.7%	1.56x	10.4%		72.7%	1.56x	10.4%
19.06		Property	Mobile Lodge	7/9/2015	7/21/2015	No	7/23/2015	N		NAP					72.7%	1.56x	10.4%		72.7%	1.56x	10.4%
19.07		Property	Hillview	7/12/2015	7/21/2015	No	7/21/2015	N		NAP					72.7%	1.56x	10.4%		72.7%	1.56x	10.4%

 A-1-26

Annex A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

				THIRD PARTY REPORTS							ADDITIONAL PERMITTED DEBT(28)		TOTAL MORTGAGE DEBT INFORMATION					TOTAL DEBT INFORMATION
Loan ID	Footnotes	Property Flag	Property Name	Appraisal Report Date	Environmental Phase I Report Date	Phase II Performed	Engineering Report Date	Seismic Zone (Y/N)	Seismic Report Date	PML %	Additional Future Debt Permitted	Additional Future Debt Permitted Description	Cut-off Date Pari Passu Mortgage Debt Balance	Cut-off Date Subord. Mortgage Debt Balance	Total Mortgage Debt Cut-off Date LTV Ratio	Total Mortgage Debt UW NCF DSCR	Total Mortgage Debt UW NOI Debt Yield	Cut-off Date Mezzanine Debt Balance	Total Debt Cut-off Date LTV Ratio	Total Debt UW NCF DSCR	Total Debt UW NOI Debt Yield
19.08		Property	Cherry Acres	7/8/2015	7/22/2015	No	7/21/2015	N		NAP					72.7%	1.56x	10.4%		72.7%	1.56x	10.4%
20		Loan	2100 Acklen Flats	8/31/2015	9/1/2015	No	9/1/2015	N		NAP	No		NAP		70.6%	1.22x	7.6%		70.6%	1.22x	7.6%
21		Loan	Holiday Inn Austin	7/30/2015	7/22/2015	No	7/23/2015	N		NAP	No		NAP		81.8%	1.43x	12.5%	$3,500,000	81.8%	1.43x	12.5%
22		Loan	Summerlin Gateway Plaza	8/13/2015	8/11/2015	No	8/11/2015	N		NAP	No		NAP		59.5%	2.53x	11.6%		59.5%	2.53x	11.6%
23		Loan	Frisco Plaza	8/29/2015	9/1/2015	No	9/3/2015	N		NAP	No		NAP		69.7%	1.32x	9.2%		69.7%	1.32x	9.2%
24		Loan	DoubleTree Spokane	9/3/2015	9/15/2015	No	9/14/2015	N		NAP	No		NAP		40.0%	5.55x	24.7%		40.0%	5.55x	24.7%
25		Loan	VPS MHC Portfolio	8/28/2015	9/11/2015	No	9/11/2015	N		NAP	No		NAP		74.8%	1.58x	10.4%		74.8%	1.58x	10.4%
25.01		Property	Pinecrest Village	8/28/2015	9/11/2015	No	9/11/2015	N		NAP					74.8%	1.58x	10.4%		74.8%	1.58x	10.4%
25.02		Property	Stonegate MHC	8/28/2015	9/11/2015	No	9/11/2015	N		NAP					74.8%	1.58x	10.4%		74.8%	1.58x	10.4%
25.03		Property	The Vineyards	8/26/2015	9/11/2015	No	9/11/2015	N		NAP					74.8%	1.58x	10.4%		74.8%	1.58x	10.4%
26		Loan	Falcon Glen Apartments	8/21/2015	8/26/2015	No	8/26/2015	N		NAP	No		NAP		72.3%	1.35x	8.5%		72.3%	1.35x	8.5%
27		Loan	Villa Broussard	8/19/2015	9/1/2015	No	8/27/2015	N		NAP	No		NAP		66.6%	1.39x	8.9%		66.6%	1.39x	8.9%
28		Loan	579 Executive Campus	9/8/2015	9/18/2015	No	6/15/2015	N		NAP	No		NAP		72.7%	1.51x	10.5%		72.7%	1.51x	10.5%
29		Loan	Savannah Place Apartments	9/2/2015	8/4/2015	No	8/4/2015	N		NAP	Yes	Mezzanine at any time prior to 36 months prior to maturity subject to: combined DSCR >= 1.25x; combined LTV <= 80.0%; DY>=7.25%	NAP		78.1%	1.42x	8.9%		78.1%	1.42x	8.9%
30		Loan	Park Vista Waupaca	8/5/2015	9/21/2015	No	8/12/2015	N		NAP	No		NAP		66.0%	1.47x	9.5%		66.0%	1.47x	9.5%
31		Loan	Staybridge Suites Augusta	3/23/2015	4/8/2015	No	4/7/2015	N		NAP	No		NAP		58.8%	1.95x	15.0%		58.8%	1.95x	15.0%
32		Loan	Cape Horn Square	6/26/2015	7/30/2015	No	7/28/2015	N		NAP	No		NAP		67.3%	1.44x	10.5%		67.3%	1.44x	10.5%
33		Loan	Mesa Ridge	10/8/2015	8/27/2015	No	8/28/2015	N		NAP	No		NAP		70.4%	1.48x	10.2%		70.4%	1.48x	10.2%
34		Loan	Park at Bellaire	9/24/2015	10/21/2015	No	10/21/2015	N		NAP	No		NAP		73.8%	1.31x	9.8%		73.8%	1.31x	9.8%
35		Loan	Arthur Square	7/1/2015	7/20/2015	No	7/20/2015	N		NAP	No		NAP		67.2%	1.48x	10.1%		67.2%	1.48x	10.1%
36		Loan	Holiday Inn Express Atlanta NE I-85 Clairmont	7/31/2015	5/11/2015	No	5/6/2015	N		NAP	No		NAP		60.3%	1.83x	13.6%		60.3%	1.83x	13.6%
37		Loan	Lantern Estates MHP	9/2/2015	9/18/2015	No	9/18/2015	N		NAP	No		NAP		71.4%	1.51x	9.9%		71.4%	1.51x	9.9%
38		Loan	Stony Creek Portfolio	8/1/2015	8/4/2015	No	8/5/2015	N		NAP	No		NAP		69.4%	1.70x	12.5%		69.4%	1.70x	12.5%
38.01		Property	Hampton Inn	8/1/2015	8/4/2015	No	8/5/2015	N		NAP					69.4%	1.70x	12.5%		69.4%	1.70x	12.5%
38.02		Property	Sleep Inn	8/1/2015	8/4/2015	No	8/5/2015	N		NAP					69.4%	1.70x	12.5%		69.4%	1.70x	12.5%
39		Loan	Pineherst Apartments	9/24/2015	8/19/2015	No	8/19/2015	N		NAP	Yes	Mezzanine Subject to : LTV <=75%, DSCR >=1.25x and DY >=8.25%	NAP		74.8%	1.32x	8.3%		74.8%	1.32x	8.3%
40		Loan	Heritage Square	8/7/2015	8/13/2015	No	8/14/2015	N		NAP	No		NAP		72.0%	1.25x	8.4%		72.0%	1.25x	8.4%
41		Loan	Tower East Offices	9/22/2015	9/24/2015	No	9/24/2015	N		NAP	No		NAP		46.2%	1.45x	11.9%		46.2%	1.45x	11.9%
42		Loan	Walgreens - Philadelphia	7/20/2015	8/12/2015	No	7/30/2015	N		NAP	No		NAP		61.6%	1.33x	8.2%		61.6%	1.33x	8.2%
43		Loan	Grayson Self-Storage Portfolio	8/26/2015	9/9/2015	No	9/9/2015	N		NAP	Yes	Mezzanine DSCR >=1.51, LTV <=67.1	NAP		67.1%	1.51x	9.6%		67.1%	1.51x	9.6%
43.01		Property	Five Star Storage	8/26/2015	9/9/2015	No	9/9/2015	N		NAP					67.1%	1.51x	9.6%		67.1%	1.51x	9.6%
43.02		Property	Hometown Storage	8/26/2015	9/9/2015	No	9/9/2015	N		NAP					67.1%	1.51x	9.6%		67.1%	1.51x	9.6%
43.03		Property	Easy Self Storage	8/26/2015	9/9/2015	No	9/9/2015	N		NAP					67.1%	1.51x	9.6%		67.1%	1.51x	9.6%
44		Loan	Cypress Gardens MHC	7/31/2015	7/27/2015	No	7/29/2015	N		NAP	No		NAP		74.6%	1.44x	9.1%		74.6%	1.44x	9.1%
45		Loan	Pokras Properties	7/26/2015	7/31/2015	No	7/30/2015	N		NAP	No		NAP		65.5%	1.41x	9.5%		65.5%	1.41x	9.5%
45.01		Property	Tropicana Centre	7/26/2015	7/31/2015	No	7/30/2015	N		NAP					65.5%	1.41x	9.5%		65.5%	1.41x	9.5%
45.02		Property	Flamingo Jones Plaza	7/26/2015	7/31/2015	No	7/30/2015	N		NAP					65.5%	1.41x	9.5%		65.5%	1.41x	9.5%
46		Loan	Avalon Apartments	9/2/2015	7/22/2015	No	7/22/2015	N		NAP	No		NAP	$1,500,000	71.3%	1.40x	9.4%		71.3%	1.40x	9.4%
47		Loan	Custer Bridges	9/8/2015	9/15/2015	No	9/16/2015	N		NAP	No		NAP		71.5%	1.29x	8.5%		71.5%	1.29x	8.5%
48		Loan	The Plazas at Lakewood Forest	10/4/2015	10/8/2015	No	10/8/2015	N		NAP	No		NAP		64.5%	1.30x	9.0%		64.5%	1.30x	9.0%
49		Loan	Magnolia Lane MHC	10/7/2015	10/8/2015	No	10/9/2015	Y	10/18/2015	11.0%	No		NAP		69.0%	1.29x	8.1%		69.0%	1.29x	8.1%
50		Loan	Dominion Market Plaza	9/14/2015	9/9/2015	No	9/9/2015	N		NAP	No		NAP		74.6%	1.33x	10.8%		74.6%	1.33x	10.8%
51		Loan	West Side Plaza	6/10/2015	6/17/2015	No	6/17/2015	N		NAP	No		NAP		73.0%	1.40x	10.1%		73.0%	1.40x	10.1%
52		Loan	Comfort Inn Lumberton	7/22/2015	8/5/2015	No	8/5/2015	N		NAP	No		NAP		66.4%	1.63x	13.3%		66.4%	1.63x	13.3%
53		Loan	New Lebanon Plaza	5/27/2015	7/29/2015	No	7/27/2015	N		NAP	No		NAP		74.9%	1.25x	9.7%		74.9%	1.25x	9.7%
54		Loan	Duke University Medical Office	8/26/2015	10/12/2015	No	9/3/2015	N		NAP	No		NAP		75.0%	1.39x	8.7%		75.0%	1.39x	8.7%
55		Loan	Quantum On The Bay Retail	6/26/2015	7/7/2015	No	7/7/2015	N		NAP	No		NAP		64.5%	1.59x	10.3%		64.5%	1.59x	10.3%
56		Loan	Springfield Meadows	8/25/2015	6/11/2015	No	6/11/2015	N		NAP	No		NAP		74.5%	1.32x	8.6%		74.5%	1.32x	8.6%
57		Loan	Plover Pine Village	8/10/2015	8/6/2015	No	8/5/2015	N		NAP	No		NAP		73.5%	1.79x	11.4%		73.5%	1.79x	11.4%
58		Loan	Hot Springs	12/30/2014	8/17/2015	No	8/17/2015	N		NAP	No		NAP		73.3%	1.54x	9.8%		73.3%	1.54x	9.8%
59		Loan	Woodland MHC/RV Resort	7/7/2015	7/15/2015	No	7/17/2015	Y	7/27/2015	7.0%	No		NAP		68.2%	1.40x	9.0%		68.2%	1.40x	9.0%

 A-1-27

CSAIL 2016-C5

FOOTNOTES TO ANNEX A-1

(1)	“Column” denotes Column Financial, Inc. as Mortgage Loan Seller, “Rialto” denotes Rialto Mortgage Finance, LLC as Mortgage Loan Seller, “JLC” denotes Jefferies LoanCore as Mortgage Loan Seller, “BNYM” denotes The Bank of New York Mellon as Mortgage Loan Seller, and “Silverpeak” denotes Silverpeak Real Estate Finance, LLC as Mortgage Loan Seller.

(2)	For mortgage loans secured by multiple properties, each mortgage loan’s Original Balance ($), Current Balance ($), and Maturity Balance ($) are allocated to the respective property based on the mortgage loan’s documentation, or if no such allocation is provided in the mortgage loan documentation, the mortgage loan seller’s determination of the appropriate allocation.

(3)	With regards to Loan No. 1, GLP Industrial Portfolio A, the mortgage loan is part of a $966,500,000 whole loan (the “GLP Industrial Portfolio A Whole Loan”), which is comprised of five pari passu component notes (Note A-1, Note A-2, Note A-3-1, Note A-3-2, and Note A-4 and $328,900,000 of subordinate B-Notes). Note A-3-1 has an outstanding principal balance as of the cut-off date of $87,100,000 million and is expected to be contributed to the CSAIL 2016-C5 Commercial Mortgage Trust. Note A-1 and Note A-2, which have an aggregate outstanding principal balance as of the cut-off date of $437,600,000, were previously contributed with the B-Notes to the CSMC 2015-GLPA Commercial Mortgage Trust. Note A-3-2 and Note A-4, which have an aggregate principal balance of $105,000,000 million, are expected to be contributed to a future securitization. All loan level metrics are based on the GLP Industrial Portfolio A Whole Loan balance.

With regards to Loan No. 2, FedEx Brooklyn, the mortgage loan is part of a $130,000,000 whole loan (the “FedEx Brooklyn Whole Loan”), which is comprised of two pari passu component notes (Note A-1 and Note A-2). Note A-1, which has an outstanding principal balance as of the cut-off date of $87,000,000, is expected to be contributed to the CSAIL 2016-C5 Commercial Mortgage Trust. Note A-2, which has an aggregate outstanding principal balance as of the cut-off date of $43,000,000 is expected to be contributed to a future securitization. All loan level metrics are based on the FedEx Brooklyn Whole Loan balance.

With regards to Loan No. 3, Starwood Capital Extended Stay Portfolio, the mortgage loan is part of a $200,000,000 whole loan (the “Starwood Capital Extended Stay Portfolio Whole Loan”), which is comprised of four pari passu components (Note A-1-A, Note A-1-B, Note A-2 and Note A-3). Note A-2 and Note A-3 (the “Starwood Capital Extended Stay Portfolio Mortgage Loan”) have an aggregate outstanding principal balance as of the cut-off date of $75,000,000 and are expected to be contributed to the CSAIL 2016-C5 Commercial Mortgage Trust. Note A-1-A has an outstanding principal balance as of the cut-off date of $105,000,000 and was contributed to the CSAIL 2015-C3 Commercial Mortgage Trust. Note A-1-B has an outstanding principal balance as of the Cut-off Date of $20,000,000 and is expected to be contributed to a future securitization. All loan level metrics are based on the Starwood Capital Extended Stay Portfolio Whole Loan balance.

With regards to Loan No. 12, Sheraton Lincoln Harbor Hotel, the mortgage loan is part of an $80,000,000 whole loan (the “Sheraton Lincoln Harbor Whole Loan”), which is comprised of two pari passu component notes (Note A-1 and Note A-2). Note A-2, which has an outstanding principal balance as of the cut-off date of $20,000,000, is expected to be contributed to the CSAIL 2016-C5 Commercial Mortgage Trust. Note A-1, which has an aggregate outstanding principal balance as of the cut-off date of $60,000,000 was contributed to the WFCM 2015-C31 Commercial Mortgage Trust. All loan level metrics are based on Sheraton Lincoln Harbor Whole Loan balance.

With regards to Loan No. 46, Avalon Apartments, the mortgage loan is part of a $6,350,000 whole loan (the “Avalon Apartments Whole Loan”), which is comprised of one promissory note (Note A) and a subordinate B-note (Note B). Note A, which has an outstanding principal balance as of the cut-off date of $4,850,000, is expected to be contributed to the CSAIL 2016-C5 Commercial Mortgage Trust. Note B has an aggregate outstanding principal balance as of the cut-off date of $1,500,000. All loan level metrics are based on the Avalon Apartments mortgage loan balance of $4,850,000.

(4)	In certain cases, the Principal / Carveout Guarantor name was shortened for spacing purposes.

(5)	With regards to Loan No. 11, DoubleTree Commerce, the property is subject to a ground lease with Craig Realty Group Citadel, LLC which expires in November 16, 2054 and has one 34-year extension option. Currently, the borrower is paying $342,330 per annum with the next rent step scheduled for January 2016 and every 5 years thereafter.

With regards to Loan No. 15, Madison Park, the property is subject to a ground lease with the City of Torrance, expiring on February 8, 2054. The monthly rent is an amount equal to 10% of gross rents (excluding reimbursements), subject to a monthly minimum base rent (“MBR”), which is currently $17,943.98. MBR will be reset for each three-year period commencing on July 1, 2016, July 1, 2019 and July 1, 2022, by an amount, not to exceed 6% on any adjustment date, based on the CPI (as defined in the lease). MBR will be increased for each 9-year period commencing on or before July 1, 2031, July 1, 2040 and July 1, 2049 based on the greater of (i) MBR subject to a CPI adjustment and (ii) an amount agreed by the parties to be the fair rental value of the premises.

(6)	With regards to Loan No. 4, Ellicott House, the property is subject to certain rental restrictions. The rent restrictions at the property limit the annual rent increases of tenants who were in occupancy in 2007 to increases in the Consumer Price Index plus 2% subject to a maximum of 10%, or 5% for qualified occupants 62 years of age or older or disabled. Once those restricted units are vacated, rents may be increased to a pre-determined monthly rental level based on unit type and thereafter subject to annual increase based upon changes in the Consumer Price Index plus 2% subject to a maximum of 10%, or 5% for qualified occupants

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62 years of age or older or disabled. As of October 2015, the in-place weighted average monthly rental amount was approximately 55% below the pre-determined monthly rental level and 11% below market.

With regards to Loan No. 34, Park at Bellaire, at least 22 of the 223 units are restricted to tenants whose income does not exceed 50% of the area median income and 92 of the 223 units are restricted to tenants whose income does not exceed 80% of the area median income.

(7)	Certain of the mortgage loans include parcels ground leased to tenants in the calculation of the total square footage and the occupancy of the property.

(8)	In certain cases, properties may have tenants that have executed leases that were included in the underwriting but have not yet commenced paying rent and/or are not in occupancy.

With regards to Loan No. 5, 401 Market, American Bible Society, the second largest tenant, leases 27.8% of the property’s net rentable area across two leases: one for office space (occupying 102,980 SF) and one for retail space (occupying 31,893 SF). American Bible Society is currently in a free rent period and will commence paying unabated rent on July 1, 2016 with respect to the office space and on October 1, 2016 with respect to the retail space; however, the lender has underwritten the full rental amount for the tenant. A reserve in the amount of $3,439,949 was collected at origination to cover the free rent period.

With regards to Loan No. 6, Baldwin Hills Center, PAE Professional Services, the third largest tenant, representing 6,940 SF and 5.5% of the net rentable area, executed a 64 month lease with two five-year renewal options on August 11, 2015. The tenant has commenced paying rent, but is not yet in occupancy. It is anticipated that the tenant will take occupancy by March 2016.

With regards to Loan No. 9, Triple Net Acquisitions Portfolio-Pool 1, the square footage and UW NOI for the 10701 East 126th Street North property assumes a 49,000 SF property expansion has been completed and that the annual rent on the Victory Energy space has increased from $510,360 to $702,360. Such rent increase will occur at the earlier of the completion of the expansion or February 1, 2016. A $2.2 million tenant improvement payment was reserved at origination for this expansion.

With regards to Loan No. 10, San Diego HHSA Building, the third largest tenant, Steak N Shake, executed a 10 year lease on September 11, 2015; however, the tenant is not yet in occupancy and has not commenced paying rent. The tenant is in the process of obtaining required permits from the City of Escondido, including a conditional use permit to operate a drive-thru at the property. Once the permits are obtained, the lease obligates the borrower to build-out and deliver the space to the tenant within 120 days. It is anticipated that the tenant will take occupancy and commence paying rent by June 2016, assuming the permits are timely granted by the City of Escondido.

(9)	With regards to all mortgage loans with the exception of the mortgage loans listed below, the Cut-Off Date LTV Ratio and the Maturity Date LTV Ratio are based on the “as-is” Appraised Value even though, for certain mortgage loans, the appraiser provided “as-stabilized” values based on certain criteria being met.

With regards to Loan No. 9, Triple Net Acquisitions Portfolio-Pool 1, the Cut-Off Date LTV Ratio and Maturity Date LTV Ratio are based on the “as-complete” value for the 10701 East 126th Street North property and the “as-is” value for the remaining properties in the portfolio. The “as-complete” value for the 10701 East 126th Street North property assumes the 49,000 SF property expansion is complete and that the annual rent on the Victory Energy space has increased from $510,360 to $702,360. Such rent increase will occur at the earlier of the completion of the expansion or February 1, 2016. A $2.2 million tenant improvement payment was escrowed at closing for this expansion. The “as-is” value for the 10701 East 126th Street North property is $7,000,000, resulting in a Cut-Off Date LTV Ratio and Maturity Date LTV Ratio for the portfolio of 72.1% and 54.2%, respectively.

With regards to Loan No. 11, DoubleTree Commerce, the “as-complete” Appraised Value of $31,600,000 is utilized for the Cut-Off Date LTV Ratio and Maturity Date LTV Ratio. Based on the “as-is” Appraised Value of $27,300,000, the Cut-Off Date LTV Ratio and Maturity Date LTV Ratio are 79.1% and 72.5%, respectively.

With regards to Loan No. 17, University Plains, the “as-complete” Appraised Value of $22,900,000 is utilized for the Cut-Off Date LTV Ratio and Maturity Date LTV Ratio. Based on the “as-is” Appraised Value of $20,900,000, the Cut-Off Date LTV Ratio and Maturity Date LTV Ratio are 80.4% and 73.8%, respectively.

With regards to Loan No. 18, Ivy Ridge Apartments, the “as-stabilized” Appraised Value of $20,300,000 is utilized for the Cut-Off Date LTV Ratio and Maturity Date LTV Ratio. Based on the “as-is” Appraised Value of $18,050,000, the Cut-Off Date LTV Ratio and Maturity Date LTV Ratio are 81.8% and 76.7%, respectively.

(10)	With regards to Loan No. 2, FedEx Brooklyn, the anticipated repayment date (“ARD”) is November 6, 2025 and the final maturity date is May 6, 2030. From and after the ARD, the interest rate will increase 360 basis points over the initial interest rate.

(11)	For each mortgage loan, the excess of the related Interest Rate % over the related Servicing Fee Rate, the Trustee/Certificate Administrator Fee Rate, the Operating Advisor Fee Rate, the Asset Representations Reviewer Fee and the CREFC® Intellectual Property Royalty License Fee Rate (collectively, the “Admin Fee %”).

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(12)	For the mortgage loans that are interest-only for the entire term and accrue interest on an Actual/360 basis, the Monthly Debt Service ($) was calculated as 1/12th of the product of (i) the Original Balance ($), (ii) the Interest Rate % and (iii) 365/360.

(13)	With regards to all mortgage loans, Annual Debt Service ($) is calculated by multiplying the Monthly Debt Service ($) by 12.

(14)	The classification of the lockbox types is described in the Prospectus. See “Description of the Mortgage Pool – Certain Terms of the Mortgage Loans – Mortgaged Property Accounts - Lockbox Accounts” for further details.

(15)	Each number identifies a group of related borrowers.

(16)	The UW NOI DSCR and UW NCF DSCR for all partial interest-only mortgage loans were calculated based on the first principal and interest payment after the interest-only period during the term of the mortgage loan.

With regards to Loan No. 3, Starwood Capital Extended Stay Portfolio, the loan will amortize based on the assumed principal payment schedule set forth on Annex F, to the prospectus, and the Debt Service Coverage Ratio was calculated based on the average of the first twelve payments of principal and interest.

(17)	The “L” component of the prepayment provision represents lockout payments.

The “Def” component of the prepayment provision represents defeasance payments.

The “YM1” component of the prepayment provision represents greater of 1% of principal balance or yield maintenance payments.

The “O” component of the prepayment provision represents the free payments including the Maturity Date.

(18)	With regards to Loan No. 1, GLP Industrial Portfolio A, the borrower may release a related property from the mortgage relating to the GLP Industrial Portfolio A Whole Loan by prepaying a portion of GLP Industrial Portfolio A Whole Loan equal to the applicable allocated loan amount times (i) 105% until the first 10% of the GLP Industrial Portfolio A Whole Loan has been repaid; then (ii) 110% until 20% in aggregate of the GLP Industrial Portfolio A Whole Loan has been repaid; and (iii) thereafter 115%. All property releases under the GLP Industrial Portfolio A Whole Loan prior to the applicable open prepayment date are subject to the corresponding principal prepayment being accompanied by the applicable yield maintenance charge, provided that if the related lender applies loss proceeds from a casualty or condemnation at any related property toward prepayment of the GLP Industrial Portfolio A Whole Loan, then neither such loss proceeds nor any subsequent voluntary prepayment by the related borrower of the remainder of the release price for such related property will be subject to payment of a yield maintenance charge. In addition, property releases (other than releases that occur as a result of the application of loss proceeds from a casualty or condemnation at any related property) are further subject to debt yield and loan-to-value tests under the GLP Industrial Portfolio A Whole Loan, such that the aggregate applicable portfolio debt yield of GLP Industrial Portfolio A Whole Loan after giving effect to such release is at least equal to the lesser of (x) the debt yield immediately prior to such release and (y) 10.5% and the loan to value ratio is less than or equal to 80%. In addition, if no loan event of default under the GLP Industrial Portfolio A Whole Loan is continuing, the related borrowers may obtain a release of certain related excess parcels from the lien of the related mortgage without the related lender’s consent or approval or any requirement to prepay any portion of the GLP Industrial Portfolio A Whole Loan upon the satisfaction of certain conditions as described in the prospectus.

With regards to Loan No. 3, Starwood Capital Extended Stay Portfolio, properties may be released to an affiliate of the borrower or a non-affiliate of the borrower provided the following conditions, among others, are met: (i) the borrower pays the applicable mortgage release price and, prior to the open period, the applicable yield maintenance charge; (ii) the mezzanine loan is prepaid in the applicable amount; and (iii) the debt yield for the remaining properties based on the mortgage and mezzanine loans either (a) exceeds the greater of the debt yield at closing or the property debt yield prior to the release of the property or (b) is above 12.0%. The applicable mortgage release price is: (a) in connection with a conveyance to a non-affiliate borrower: (i) if less than $20,000,000 has been prepaid then 105% of the allocated loan amount of each such individual property being released; (ii) if $20,000,000 or more, but less than $40,000,000, has been prepaid then 110% of the allocated loan amount of each such individual property being released; (iii) if $40,000,000 or more, but less than $60,000,000, has been prepaid then 115% of the allocated loan amount of each such individual property being released; and (iv) if $60,000,000 or more has been prepaid then 120% of the allocated loan amount of each such individual property being released; and (b) in connection with a conveyance to an affiliate of the borrower: (i) if less than $20,000,000 has been prepaid then 110% of the allocated loan amount of each such individual property being released; (ii) if $20,000,000 or more, but less than $40,000,000, has been prepaid then 115% of the allocated loan amount of each such individual property being released; (iii) if $40,000,000 or more, but less than $60,000,000, has been prepaid then 120% of the allocated loan amount of each such individual property being released; and (iv) if $60,000,000 or more has been prepaid then 125% of the allocated loan amount of each such individual property being released.

With regards to Loan No. 9, Triple Net Acquisitions Portfolio-Pool 1, properties may be released in connection with a bona fide sale in an arms’ length transaction provided the following conditions, among others, are met: (a) the debt service coverage ratio for the remaining properties based on the mortgage and allocated mezzanine loan proceeds exceeds the greater (i) of the debt service coverage ratio immediately preceding such release and (ii) 1.11x, provided however that with respect to the release of the 1200 North Maitlen Drive property, only subclause (ii) of this clause (a) will be required to be satisfied; (b) the debt yield for the remaining properties based on the mortgage and allocated mezzanine loan proceeds exceeds the greater (i) of the debt yield immediately preceding such release and (ii) 9.70%, provided however that with respect to the release of the 1200 North Maitlen Drive property, only subclause (ii) of this clause (b) will be required to be satisfied; (c) the LTV ratio for the remaining properties based on the mortgage and allocated mezzanine loan proceeds is not greater than the lesser of (i) the LTV immediately preceding such release and (ii) 81.6%, provided however that with respect to the release of the 1200 North Maitlen Drive property, only subclause (ii) of this clause (c) will be required to be satisfied; and (d) defeasance of the full release amount.

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Release amount means, with respect to any individual property: the greater of (i) 120% of the related allocated loan amount and (ii) 100% of net sales proceeds.

With regards to Loan No. 19, Reynolds MHC Portfolio 2, the borrower is permitted to obtain the release of any individual property at any time after the second anniversary of the securitization closing date and prior to the permitted prepayment date, subject to the satisfaction of certain conditions, including (i) the borrower defeases the mortgage loan in an amount equal to 125% of the allocated loan amount of the property to be released, (ii) after giving effect to such release, (x) the amortizing DSCR of the remaining properties is no less than the greater of 1.53x or the amortizing DSCR immediately prior to the proposed release and (y) the LTV ratio with respect to the remaining properties shall not be greater than the lesser of 73% or the LTV immediately prior to the proposed release , (iii) delivery of a rating agency confirmation and (iv) delivery of a REMIC opinion that such release is permitted under REMIC requirements.

Additionally, the borrower is permitted to obtain the release of any borrower-owned mobile home, subject to the satisfaction of certain conditions, including, immediately after the release of such borrower-owned mobile home, either (i) the LTV of the homes remaining in the property is equal to or less than 125% or (ii) the principal balance of the loan is paid down by the lesser of the following amounts: (a) if a borrower-owned mobile home is sold, the net sale proceeds of the sale of the borrower-owned mobile home, (b) the fair market value of the borrower-owned mobile home at the time of the release, or (c) an amount such that the LTV does not increase after the release of the borrower-owned mobile home, but in no event will such pay down of the loan be in an amount less than an amount necessary to keep the LTV of the property equal to or less than 125%, unless the lender receives a REMIC opinion that such release is permitted under REMIC requirements.

With regards to Loan No. 25, VPS MHC Portfolio, the borrower is permitted to obtain the release of any borrower-owned mobile home, subject to the satisfaction of certain conditions, including, immediately after the release of such borrower-owned mobile home, either (i) the LTV of the homes remaining in the property is equal to or less than 125% or (ii) the principal balance of the loan is paid down by the lesser of the following amounts: (a) if a borrower-owned mobile home is sold, the net sale proceeds of the sale of the borrower-owned mobile home, (b) the fair market value of the borrower-owned mobile home at the time of the release, or (c) an amount such that the LTV does not increase after the release of the borrower-owned mobile home, but in no event will such pay down of the loan be in an amount less than an amount necessary to keep the LTV of the property equal to or less than 125%, unless the lender receives a REMIC opinion that such release is permitted under REMIC requirements.

With regards to Loan No. 43, Grayson Self-Storage Portfolio, the borrower is permitted to obtain the release of any individual property at any time after the second anniversary of the securitization closing date and prior to the permitted prepayment date, subject to the satisfaction of certain conditions, including (i) the borrower defeases the mortgage loan in an amount equal to 125% of the allocated loan amount of the property to be released, (ii) after giving effect to such release, (x) the amortizing DSCR of the remaining properties is no less than the greater 1.51x or the amortizing DSCR immediately prior to the proposed release and (y) the LTV ratio with respect to the remaining properties shall not be greater than the lesser of 67.1% or the LTV immediately prior to the proposed release , (iii) delivery of a rating agency confirmation and (iv) delivery of a REMIC opinion that such release is permitted under REMIC requirements.

(19)	With regards to some mortgage loans, historical financial information may not be available due to when the properties were constructed and/or acquired.

With regards to Loan No. 2, FedEx Brooklyn, the property was recently constructed in 2015. Historical financials were not available.

With regards to Loan No. 5, 401 Market, the borrower acquired the property in 2015. Historical financials were not available.

With regards to Loan No. 9, Triple Net Acquisitions Portfolio-Pool 1, the single tenant properties were acquired by the sponsor in 2015. Historical financials were not available.

With regards to Loan No. 10, San Diego HHSA Building, the property was acquired by the sponsor in 2014 and subsequently underwent a complete redevelopment. Historical financials were not available.

With regards to Loan No. 14, Stone Gables Apartments, the property was newly constructed in 2013. Historical financials were not available.

With regards to Loan No. 20, 2100 Acklen Flats, the property was recently constructed in 2015. Historical financials were not available.

With regards to Loan No. 26, Falcon Glen Apartments, the property was newly constructed in 2014-2015. Historical financials were not available.

With regards to Loan No. 27, Villa Broussard, the property was newly constructed in 2014. Historical financials were not available.

With regards to Loan No. 39, Pineherst Apartments, the property was recently constructed in 2015. Historical financials were not available.

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With regards to Loan No. 54, Duke University Medical Office, the property was recently acquired in 2015. Historical financials were not available.

(20)	With regards to the footnotes hereto, no footnotes have been provided with respect to tenants that are not among the five largest tenants by square footage for any property.

(21)	In certain cases, the data for tenants occupying multiple spaces includes square footage for all leases and is presented with the expiration date of the largest square footage expiring.

(22)	The lease expirations shown are based on full lease terms; however, in some instances, the tenant may have the option to terminate its lease with respect to all or a portion of its leased space prior to the expiration date shown. In addition, in some instances, a tenant may have the right to assign its lease or sublease the leased premises and be released from its obligations under the subject lease.

With regards to Loan No. 5, 401 Market, the largest tenant, Wells Fargo, has the right to terminate all or a portion of its lease during the initial lease term (through September 30, 2024) upon 9 months’ notice to the borrower. Pursuant to the terms of a master lease agreement with National Financial Realty – East Coast Portfolio I, LLC (“NFR”), Wells Fargo is permitted to terminate an individual space lease, or a portion thereof, without payment of any termination fee, for a certain amount of rentable square footage (“Available Termination Rights Area”) across a portfolio of approximately 110 properties (“Wells Portfolio”), which square footage amounts increases during the initial term of the master lease agreement. Based on a tenant estoppel, the current Available Termination Rights Area is 507 rentable square feet (“RSF”). On October 1, 2017 that amount is scheduled to increase by an additional 234,336 RSF (which may be utilized with respect to any space lease in the Wells Portfolio). There are no additional increases currently scheduled under the master lease agreement.

Wells Fargo is permitted to terminate its lease at the property or a portion thereof in excess of the Available Termination Rights Area at any time subject to payment of a termination fee equal to the net present value of the annual base rent that would have been payable for the balance of the initial lease term with respect to the area at the property being terminated with such net present value to be determined as of the day immediately following the termination date, using a discount rate equal to the prime rate (the “WF Termination Fee”). The WF Termination Fee is payable to NFR, pursuant to the master lease agreement, however in connection with the acquisition of the property, NFR executed an assignment of termination payment agreement and agreed to transfer to the borrower any WF Termination Fee received from Wells Fargo under its lease at the property.

In addition, Oaktree Real Estate Opportunities Fund VI, L.P. (“Oaktree”), which acquired a portion of the Wells Portfolio, provided the borrower with a termination protection agreement pursuant to which Oaktree agreed that if Wells Fargo terminates space under its lease at the 401 Market property using the Available Termination Rights Area and thus, no WF Termination Fee is due, then either Oaktree will (i) pay the borrower an amount equal to the WF Termination Fee that would have been due if Available Termination Rights Area were not utilized or (ii) enter into (or have an affiliate enter into) a lease with the borrower for the space terminated by Wells Fargo on the same terms and conditions as those contained in the Wells Fargo lease (or portion thereof) being terminated.

With regards to Loan No. 6, Baldwin Hills Center, the second largest tenant, Rainbow USA, Inc., representing 10,150 SF and 8.0% of the net rentable area, has the right to terminate its lease if 50% of the shopping floor area is not open for business for a consecutive period of more than 30 days, upon providing 60 days written notice, unless 30 days after giving such notice, the condition is satisfied.

With regards to Loan No. 6, Baldwin Hills Center, the third largest tenant, PAE Professional Services, representing 6,940 SF and 5.5% of the net rentable area, has the right to terminate its lease effective October 31, 2018, if, at any time prior to April 2018, the tenant receives instruction from the United States Federal Government to terminate the lease. If the tenant does not exercise its termination option, the tenant will receive four months of abated rent between November 2018 and February 2019.

With regards to Loan No. 10, San Diego HHSA Building, the third largest tenant, Steak N Shake, has the right to terminate its lease if it does not obtain required permits, including a conditional use permit to operate a drive-thru at the property.

With regards to Loan No. 16, Officescape and Corporate Hill Portfolio - Corporate Hill III, the largest tenant, Sedgwick Claims Mgmt Service, has the right to terminate its lease with 270 days’ prior notice and payment of a termination fee.

With regards to Loan No. 16, Officescape and Corporate Hill Portfolio - Corporate Hill IV, the largest tenant, Civil & Environmental Consulting, has the right to terminate its lease effective on or after November 1, 2017 upon 270 days’ prior notice and payment of an early termination fee.

With regards to Loan No. 16, Officescape and Corporate Hill Portfolio - Corporate Hill III, the second largest tenant, Ricoh Americas Corporation, has the right to terminate its lease upon 270 days’ prior notice and payment of an early termination fee.

With regards to Loan No. 16, Officescape and Corporate Hill Portfolio - Corporate Hill IV, the second largest tenant, Whalen and Company, Inc. has a one-time right to terminate its lease effective on January 1, 2016 upon 180 days prior notice and payment of an early termination fee.

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With regards to Loan No. 16, Officescape and Corporate Hill Portfolio - Officescape II, the largest tenant, Spooner, Inc., has a one-time right to contract its space by up to 50% with at least sixty (60) days’ notice to the borrower. In the event Spooner, Inc. exercises its contraction option, the tenant is required to pay a partial termination fee, prior to the effective date, and an amount equal to the unamortized first year rent concession.

With regards to Loan No. 41, Tower East Offices, the third largest tenant, Mid-Continent and Coke, has the right to terminate its lease upon 180 days prior notice and payment of unamortized tenant improvement and commission costs.

With regards to Loan No. 50, Dominion Market Plaza, the lease with the largest tenant, Food Lion, LLC, obligates the borrower to maintain parking for 396 vehicles and if parking falls 10% below this requirement (less than 356 spaces), Food Lion, LLC has the right to terminate its lease. As a result of a 2012 condemnation, the number of parking spaces at the property was reduced to 307. At origination, Food Lion, LLC delivered an estoppel to the loan sponsor stating that the parking area satisfies the requirements of the lease and has been accepted and approved in all respects by the tenant.

With regards to Loan No. 50, Dominion Market Plaza, the third largest tenant, Family Dollar Stores, Inc., can terminate its lease at any time with 120 days prior notice.

With regards to Loan No. 51, West Side Plaza, the third largest tenant, CATO, has the right to terminate its lease upon 12 months’ written notice.

(23)	Represents the upfront and monthly amounts required to be deposited by the borrower. The monthly collected amounts may be increased or decreased pursuant to the terms of the related mortgage loan documents. In certain cases, reserves with $0 balances are springing and are collected in the event of certain conditions being triggered in the respective mortgage loan documents. In certain other cases, all excess cash flow will be swept into reserve accounts in the event of certain conditions being triggered in the respective mortgage loan documents.

With regards to Loan No. 1, GLP Industrial Portfolio A, the borrower is not required to make monthly deposits to the TI/LC reserve account so long as a trigger period, as defined in the loan agreement, is not continuing. During a trigger period, $0.25 PSF per annum (with accumulation in the reserve capped at $0.25 PSF) is required to be deposited into the TI/LC reserve account on a monthly basis.

With regards to Loan No. 1, GLP Industrial Portfolio A, the borrower is not required to make monthly deposits to the capital expenditure reserve account so long as a trigger period, as defined in the loan agreement, is not continuing. During a trigger period, $0.10 PSF per annum (with accumulation in the reserve capped at $0.10 PSF) is required to be deposited into the capital expenditure reserves on a monthly basis.

With regards to Loan No. 1, GLP Industrial Portfolio A, the borrower is not required to make monthly deposits to the tax and insurance reserve accounts so long as a trigger period, as defined in the loan agreement is not continuing.

With regards to Loan No. 2, FedEx Brooklyn, the borrower is required to deposit reserves of (i) $12,149 into an insurance reserve account and (ii) $10,433 into a tax reserve account. Notwithstanding the foregoing, monthly insurance and real estate taxes will not be required if the payment of taxes and insurance premiums become and continue to be the direct obligation of the tenant and (i) no event of default has occurred and is continuing, (ii) the borrower or tenant provides evidence of payment of tax and insurance in accordance with the loan documents and (iii) the FedEx lease continues to be in full force and effect.

With regards to Loan No. 3, Starwood Capital Extended Stay Portfolio, monthly tax and insurance reserves will become due upon the occurrence of a trigger event consisting of one of the following (i) an event of default under the mortgage loan agreement, (ii) a debt yield below 8.00% during the period from the closing date through and including the payment date in July 2018, 8.25% during the period immediately following the payment date in July 2018 through and including the payment date in July 2019, and 8.50% during the period from and including the day immediately following the payment date in July 2019 to and including the maturity date, and (iii) an event of default under the mezzanine loan agreement.

With regards to Loan No. 4, Ellicott House, the monthly replacement reserve is waived for the first 24 months, however the lender required an additional recourse carveout for the borrower’s failure to (i) pay any capital expense incurred by the borrower or (ii) perform any required repairs. Commencing on December 6, 2017 and monthly thereafter, the borrower is required to escrow 1/12th of the product of $300 per unit and the aggregate number of units at the property (currently equal to $8,175), subject to a cap of $196,200.

With regards to Loan No. 5, 401 Market, monthly replacement reserve deposits of $14,135 will commence on the monthly payment date occurring in October 2020.

With regards to Loan No. 5, 401 Market, the ongoing monthly TI/LC reserve deposit amount is $24,233 for the first 48 months of the loan term and $60,581 for the remainder of the loan term beginning on the payment date in November 2019.

With regards to Loan No. 5, 401 Market, so long as (i) (a) no trigger period (as defined in the loan documents) or event of default under the 401 Market loan exists, and (b) the Wells Fargo lease is in full force and effect, and Wells Fargo is required under its

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lease to pay all taxes directly to the appropriate governmental authority, or (ii) (a) no trigger period or event of default under the 401 Market loan exists and (b) the borrower has paid all taxes relating to the Wells Fargo space directly to the appropriate governmental authority and the lender is provided with evidence of such payment, then the monthly deposits on account of that portion of taxes that are attributed to the Wells Fargo space will be suspended.

With regards to Loan No. 7, Embassy Suites and Claypool Court, monthly TILC, replacement, tax and insurance escrow deposits will become due upon the occurrence of a lockbox event period consisting of (i) an event of default; (ii) a bankruptcy action of the borrower, the retail manager or hotel manager; or (iii) the loan DSCR is below 1.50x for two consecutive calendar quarters.

With regards to Loan No. 9, Triple Net Acquisitions Portfolio-Pool 1, tax and insurance escrows are waived so long as: (i) no major tenant is in default (beyond any notice and cure period) under its obligations to pay taxes, (ii) the direct payment of all taxes is and continues to be the obligation of a major tenant at each property, and (iii) the major leases continue to be in full force and effect at each property.

With regards to Loan No. 15, Madison Park, an upfront deposit of $239,000 was made to the replacement reserve, and monthly deposits of $2,320 will commence when the amount on deposit in the replacement reserve is less than $50,000 until the amount on deposit reaches a cap of $239,000.

With regards to Loan No. 15, Madison Park, an upfront deposit of $650,000 was made to the leasing reserve, and monthly deposits of $10,000 will commence when the amount on deposit in the leasing reserve is less than $250,000 until the amount on deposit reaches a cap of $400,000.

With regards to Loan Nos. 17, University Plains, 22, Summerlin Gateway Plaza, 26, Falcon Glen Apartments, 29, Savannah Place Apartments, and 57, Plover Pine Village, so long as (i) no event of default has occurred and is continuing, (ii) the property is insured under a blanket insurance policy approved by the lender in its reasonable discretion, (iii) the borrower provides evidence of renewal of the blanket insurance policy and (iv) the borrower provides evidence that all insurance premiums have been timely made, no deposits will be required to be made on account of insurance premiums.

With regards to Loan No. 31, Staybridge Suites Augusta, monthly capex prior to the completion of the PIP reserves will be 1/12th of 5% times the annual rent of the property for the prior 12 month period. After completion of the PIP reserves, monthly capex is 1/12th of 4% times the annual rent of the property for the prior 12 months.

(24)	Represents the amount deposited by the borrower at origination. All or a portion of this amount may have been released pursuant to the terms of the related loan documents.

(25)	Represents a cap on the amount required to be deposited by the borrower pursuant to the related mortgage loan documents. In certain cases, during the term of the mortgage loan, the caps may be altered or terminated subject to conditions of the respective mortgage loan documents.

With regards to Loan No. 15, Madison Park, monthly deposits to the replacement reserve will be suspended when the amount on deposit reaches a cap of $239,000. Monthly deposits to the replacement reserve will resume if at any time the amount on deposit in the replacement reserve is less than $50,000.

With regards to Loan No. 15, Madison Park, monthly deposits to the leasing reserve will be suspended when the amount on deposit is at least equal to $400,000. Monthly deposits to the leasing reserve will resume if at any time the amount on deposit in the leasing reserve is less than $250,000.

With regards to Loan No. 21, Holiday Inn Austin, monthly deposits into the seasonality reserve will be suspended when the amount on deposit is at least equal to the threshold amount (initially $100,000), which may be increased (or decreased) from time to time in lender’s reasonable discretion. On each payment date in September, if the reserve is less than 25% of the threshold amount, an amount such that the balance will be not less than 25% of the threshold amount will be deposited into the reserve. On each payment date in October, if the reserve is less than 50% of the threshold amount, an amount such that the balance will be not less than 50% of the threshold amount will be deposited into the reserve. On each payment date in November, if the reserve is less than the threshold amount, an amount such that the balance will be not less than the threshold amount will be deposited into the reserve.

With regards to Loan No. 22, Summerlin Gateway Plaza, monthly deposits to the replacement reserve will be suspended when the amount on deposit is at least equal to $28,138 (the “Replacement Reserve Cap”), provided that monthly deposits will resume at any time that (i) the amount on deposit in the replacement reserve is less than the Replacement Reserve Cap and (ii) a cash trap period, as defined in the loan agreement, exists.

With regards to Loan No. 38, Stony Creek Portfolio, monthly deposits into the seasonality reserve will be suspended when the amount on deposit is at least equal to the threshold amount ($101,524), which may be increased (or decreased) from time to time in lender’s reasonable discretion. If the seasonality reserve falls below the threshold amount, all excess cash is required to be deposited into the seasonality reserve until the amount in the seasonality reserve equals the threshold amount.

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With regards to Loan No. 58, Hot Springs, monthly deposits to the leasing reserve will be suspended when the amount on deposit is at least equal to $50,000 (the “Leasing Reserve Cap”), provided that the monthly deposits will resume at any time that the balance in the leasing reserve is less than the Leasing Reserve Cap.

(26)	With regards to Loan No. 1, GLP Industrial Portfolio A, a pollution legal liability insurance policy was obtained in response to environmental conditions found at several properties which are required to be remedied within the time periods specified in the loan agreement. The borrower obtained insurance on all properties from Allied World Assurance Company and the policy has an aggregate limit of $10.0 million ($5.0 million per incident) with a November 4, 2025 expiration.

With regards to Loan No. 6, Baldwin Hills Center, an environmental insurance policy was obtained by the borrower in lieu of obtaining a Phase II environmental site assessment and providing a separate environmental indemnitor. The borrower obtained environmental insurance from Steadfast Insurance Company, with a limit of $3.0 million per incident and in the aggregate and a term equal to ten years with an extended reporting period of 36 months.

With regards to Loan No. 15, Madison Park, given the historical operation of an active dry cleaner at the property and the prior detection of perchloroethylene as a result of a Phase II subsurface site inspection in 1996, a baseline risk assessment in 1997 and a soil vapor intrusion investigation in 2013, an environmental impairment liability insurance policy from Beazley (Lloyd’s Syndicates 623/2623) with a limit of $2.0 million per incident and in the aggregate and a policy period extending beyond the maturity date of the mortgage loan was put in place at origination. The insurance premium was paid in full at origination.

With regards to Loan No. 22, Summerlin Gateway Plaza, the borrower is obligated to maintain an environmental insurance policy for the duration of the loan term. The borrower obtained an environmental impairment liability insurance policy from Steadfast Insurance Company, with a limit of $3.0 million per incident and in the aggregate and a term equal to ten years with an extended reporting period of 24 months.

(27)	With regards to Loan No. 5, 401 Market, the borrower may provide a letter of credit in lieu of making deposits into the tenant cash trap reserve, to the extent deposits are required.

With regards to Loan No. 7, Embassy Suites and Claypool Court, the borrower may provide a letter of credit as a substitute for all or any portion of the PIP reserve, provided that such letter or letters of credit may not exceed $5,000,000, in the aggregate, for the initial deposit or the quarterly installments.

With regards to Loan No. 28, 579 Executive Campus, upon the occurrence of a lease sweep period (as defined in the loan agreement) related to the lease with the largest tenant, ABB Inc., the borrowers are required to pledge one or more letters of credit in the aggregate amount of $514,000 in addition to the cash sweep triggered by such lease trigger.

(28)	Certain of the mortgage loans permit direct or indirect owners in the borrower to incur future mezzanine financing.

Loan No.	Mortgage Loan	Mortgage Loan Cut-off Date Balance	% of Initial Outstanding Pool Balance	Intercreditor Agreement	Combined Minimum DSCR	Combined Maximum LTV	Combined Debt Yield

9	Triple Net Acquisitions Portfolio – Pool 1	$23,244,278	2.5%	Yes	1.15x	80.0%	9.5%

17	University Plains	$16,800,000	1.8%	Yes	1.25x	75.0%	8.0%

29	Savannah Place Apartments	$9,900,000	1.1%	Yes	1.25x	80.0%	7.25%

39	Pineherst Apartments	$6,130,000	0.7%	Yes	1.25x	75.0%	8.25%

43	Grayson Self-Storage Portfolio	$5,200,000	0.6%	Yes	1.51x	67.1%	N/A

With regards to Loan No. 9, Triple Net Acquisitions Portfolio – Pool 1, future mezzanine financing is only permitted if such proceeds are used to pay off the existing mezzanine loan and preferred equity investment in full.

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